FILE NOS. 333-83423
                                                                        811-9491

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [   ]
Pre-Effective Amendment No. ______ [   ]
Post-Effective Amendment No.   66      [X]

and/or

REGISTRATION STATEMENT UNDER INVESTMENT COMPANY ACT OF 1940
Amendment No.            67         [X]

(Check appropriate box or boxes.)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

(Exact Name of Registrant as Specified in Charter)

               5701 Golden Hills Drive, Minneapolis, MN                                                                                     55416
_________________________________________________________________________     ___________________________
                 (Address of Principal Executive Offices)                                                                                   (Zip Code)

Registrant's Telephone Number, including Area Code (763) 765-7453

Erik T. Nelson, Chief Legal Officer
5701 Golden Hills Drive
Minneapolis, MN 55416-1297

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  May 1, 2018

It is proposed that this filing will become effective (check appropriate box)
         [   ] immediately upon filing pursuant to paragraph (b)
         [X] on May 1, 2018 pursuant to paragraph (b)
         [   ] 60 days after filing pursuant to paragraph (a)(1)
         [   ] on (date) pursuant to paragraph (a)(1)
         [   ] 75 days after filing pursuant to paragraph (a)(2) of Rule 485
         [   ] on (date)  pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

         [   ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A
PROSPECTUS
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (THE "TRUST")
Prospectus dated May 1, 2018
AZL® BlackRock Global Allocation Fund
AZL® DFA Emerging Markets Core Equity Fund
AZL® DFA Five-Year Global Fixed Income Fund
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund
AZL® Enhanced Bond Index Fund
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (formerly, AZL® Pyramis® Multi-Strategy Fund), Class 1 and Class 2
AZL® Fidelity Institutional Asset Management® Total Bond Fund (formerly, AZL® Pyramis® Total Bond Fund), Class 1 and Class 2
AZL® Gateway Fund

AZL® Government Money Market Fund
AZL® International Index Fund, Class 1 and Class 2
AZL® MetWest Total Return Bond Fund
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Moderate Index Strategy Fund
AZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2
AZL® MSCI Global Equity Index Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2
AZL® T. Rowe Price Capital Appreciation Fund

Allianz Investment Management LLC (the "Manager")
Shares of each Fund are sold exclusively to certain insurance companies in connection with particular variable annuity contracts and/or variable life insurance policies (each a "Contract" and collectively the "Contracts") they issue. The insurance companies invest in shares of the Funds in accordance with instructions received from owners of the applicable Contracts.
This Prospectus must be accompanied or preceded by a current prospectus for the Contracts that invest in the Funds.
Questions?
Call toll free at 1-800-624-0197 or contact your investment representative.
The Securities and Exchange Commission has not approved or disapproved the shares described in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
This prospectus may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.
AZL® is a registered service mark of Allianz SE. Allianz SE is the ultimate owner of the Manager.

Table of Contents Allianz VIP Trust

Fund Summaries	3
AZL® BlackRock Global Allocation Fund	3
AZL® DFA Emerging Markets Core Equity Fund	9
AZL® DFA Five-Year Global Fixed Income Fund	12
AZL® DFA International Core Equity Fund	16
AZL® DFA U.S. Core Equity Fund	19
AZL® DFA U.S. Small Cap Fund	22
AZL® Enhanced Bond Index Fund	25
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2 (formerly, AZL Pyramis® Multi-Strategy Fund,
Class 1 and Class 2)	29
AZL® Fidelity Institutional Asset
Management® Total Bond Fund, Class 1
and Class 2 (formerly, AZL Pyramis® Total Bond Fund, Class 1 and Class 2)	34
AZL® Gateway Fund	38
AZL® Government Money Market Fund	41
AZL® International Index Fund, Class 1 and Class 2	44
AZL® MetWest Total Return Bond Fund	47
AZL® Mid Cap Index Fund, Class 1 and Class 2	51
AZL® Moderate Index Strategy Fund	54
AZL® Morgan Stanley Global Real Estate Fund,
Class 1 and Class 2	59
AZL® MSCI Emerging Markets Equity Index Fund,
Class 1 and Class 2	62
AZL® MSCI Global Equity Index Fund,
Class 1 and Class 2	66
AZL® Russell 1000 Growth Index Fund,
Class 1 and Class 2	69
AZL® Russell 1000 Value Index Fund,
Class 1 and Class 2	72
AZL® S&P 500 Index Fund, Class 1 and Class 2	75
AZL® Small Cap Stock Index Fund,
Class 1 and Class 2	78
AZL® T. Rowe Price Capital Appreciation Fund	81
Tax Information	85
Financial Intermediary Compensation	85
More about the Funds	86
Overview	86
Investment Strategies	89
Principal Investment Risks	94
Fund Management	111
The Manager	111
The Subadvisers of the Funds	111
The Portfolio Managers of the Funds	112
More Information About Fund Management	118
Duties of the Manager and Subadvisers	118
Payments to Affiliated Insurance Companies	118
Management Fees	119
Legal Proceedings	119
The Administrator	121
The Distributor	121
The Custodian	121
Licensing Arrangements	121
Disclosure of Portfolio Holdings	124
The Commodity Exchange Act	124
Shareholder Information	125
Pricing of Fund Shares	125
AZL Government Money Market Fund	125
Purchase and Redemption of Shares	125
Market Timing	126
Distribution (12b-1) Fees	127
Dividends, Distributions, and Taxes	127
Financial Highlights	128
For More Information	151

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® BlackRock Global Allocation Fund

FUND SUMMARIES

AZL® BLACKROCK GLOBAL ALLOCATION FUND

Investment Objective

The Fund seeks high total investment return.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.17%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	1.20%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund's Financial Highlights, the Fund's total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 years
$122	$481	$863	$1,937
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 115% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund invests in a portfolio of equity, debt and money market securities. Generally, the Fund's portfolio will include both equity and debt securities. Equity securities include common stock, preferred stock, securities convertible into common stock, rights and warrants or securities or other instruments whose price is linked to the value of common stock. At any given time, however, the Fund may emphasize either debt securities or equity securities. In selecting equity investments, the Fund mainly seeks securities that the Fund's subadviser believes are undervalued. The Fund may buy debt securities of varying maturities, debt securities paying a fixed or fluctuating rate of interest, and debt securities of any kind, including by way of example, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, by foreign governments or international agencies or supranational entities, or by domestic or foreign private issuers, mortgage-backed or other asset-backed securities, debt securities convertible into equity securities, inflation-indexed bonds, structured notes, credit-linked notes, loan assignments and loan participations. The Fund may invest up to 35% of its net assets in "junk bonds," corporate loans and distressed securities. The Fund may also invest in real estate investment trusts ("REITs") and securities related to real assets (like real estate- or precious metals-related securities) such as stocks, bonds or convertible bonds issued by REITs or companies that mine precious metals.
When choosing investments, the subadviser considers various factors, including opportunities for equity or debt investments to increase in value, expected dividends and interest rates. The Fund generally seeks diversification across
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® BlackRock Global Allocation Fund

markets, industries and issuers as one of its strategies to reduce volatility. The Fund has no geographic limits on where it may invest. This flexibility allows the subadviser to look for investments in markets around the world, including emerging markets, that it believes will provide the best asset allocation to meet the Fund's objective. The Fund may invest in the securities of companies of any market capitalization.
Generally, the Fund may invest in the securities of corporate and governmental issuers located anywhere in the world. The Fund may emphasize foreign securities when the subadviser expects these investments to outperform U.S. securities. When choosing investment markets, the subadviser considers various factors, including economic and political conditions, potential for economic growth and possible changes in currency exchange rates. In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. The Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund's investment strategy. The Fund will also invest in non-U.S. currencies. The Fund may underweight or overweight a currency based on the subadviser's outlook.
The Fund's composite Reference Benchmark has at all times since the Fund's formation included a 40% weighting in non-U.S. securities. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Throughout its history, the Fund has maintained a weighting in non-U.S. securities, often exceeding the 40% Reference Benchmark weighting and rarely falling below this allocation.
Under normal circumstances, the Fund will allocate a substantial amount (approximately 40% or more — unless market conditions are not deemed favorable by the subadviser, in which case the Fund would invest at least 30%) — of its net assets in securities of (i) foreign government issuers, (ii) issuers organized or located outside the United States, (iii) issuers which primarily trade in a market located outside the United States, or (iv) issuers doing a substantial amount of business outside the United States, which the Fund considers to be companies that derive at least 50% of their revenue or profits from business outside the United States, or have at least 50% of their sales or assets outside the United States. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). For temporary defensive purposes, the Fund may deviate very substantially from the allocation described above.
The Fund may purchase or sell derivatives, including options, futures, indexed securities, inverse securities, contracts for difference, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. The Fund may hold a portion of its assets in cash or cash equivalents.
Fund may invest in individual securities, baskets of securities or particular measurements of value or rate, and may consider a variety of factors and systematic inputs. Fund management may employ derivatives for a variety of reasons, including but not limited to, adjusting its exposures to markets, sectors, asset classes and securities. As a result, the economic exposure of the Fund to any particular market, sector, or asset class may vary relative to the market value of any particular exposure.
The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles, such as exchange traded funds, that invest exclusively in commodities and are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing up to 25% of its total assets in AZL Cayman Global Allocation Fund I, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary's derivative positions.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® BlackRock Global Allocation Fund

The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•	Commodities-Related Investments Risk – Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities.
•
Convertible Securities Risk – The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Distressed Securities Risk – Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. Distressed securities involve the substantial risk that principal will not be repaid and may present a substantial risk of default or may be in default at the time of investment.

•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as "high-yield risk" or "junk bond risk."

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Initial Public Offerings Risk – Securities purchased in initial public offerings ("IPOs") may be issued by companies with limited operating histories or companies that are undercapitalized. The trading market for these securities may be limited.

•
ETF and Investment Company Risk – Investing in an exchange-traded fund ("ETF") or another mutual fund exposes the Fund to all the risks of that ETF or mutual fund and also to a pro rata portion of its expenses.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® BlackRock Global Allocation Fund

•	Corporate Loans Risk – The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•	Private Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.
•
Precious Metal Related Securities Risk – Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals.

•
Structured Notes Risk – Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate ("reference measure").

•
Warrants Risk – If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant.

•
Short Sales Risk – The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

•
When Issued and Delayed Delivery Securities and Forward Commitments Risk – The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.

•
Indexed and Inverse Securities Risk – Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund's investment in such instruments may decline signiﬁcantly in value if interest rates or index levels move in a way Fund management does not anticipate.

•
Contracts for Difference Risk — The Fund may enter into contracts for difference ("CFD"), a type of derivative. CFDs are subject to liquidity risk, based on the liquidity of the underlying instrument, and counterparty risk, based on the ability of a counterparty to honor its financial obligations. There may be an imperfect correlation between the return on the Fund's obligation to its counterparty under the CFD and the return on related assets in its portfolio. CFDs involve risk that, if the derivative security declines in value, additional margin would be required. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.

•
Standby Commitment Agreements Risk – Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it

•
Subsidiary Risk – By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® BlackRock Global Allocation Fund

•	Portfolio Turnover – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund's performance.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad-based measure of market performance, the FTSE World Index. The Fund's performance also is compared to the returns of the S&P 500 Index, the FTSE World (ex U.S.) Index, the ICE BofAML Current 5-Year U.S. Treasury Index, the Citigroup (Non-USD) World Government Bond Index and the Reference Benchmark, which are relevant to the Fund because they have characteristics similar to the Fund's investment strategies. The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index; 24% FTSE World (ex U.S.) Index; 24% ICE BofAML Current 5-year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Calendar Year Total Return

60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
Annual Return %
14.11%
1.78%
-1.41%
4.35%
13.00%
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2013)	4.87%
Lowest (Q3, 2015)	-6.44%

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® BlackRock Global Allocation Fund

Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Since Inception (1/10/2012)
AZL® BlackRock Global Allocation Fund	13.00%	6.22%	6.40%
FTSE World Index*	24.09%	11.67%	12.19%
S&P 500 Index*	21.83%	15.79%	15.36%
FTSE World ex U.S. Index*	26.57%	7.52%	8.88%
ICE BofAML 5-year U.S. Treasury Bond Index*	0.72%	0.64%	0.92%
Citigroup (Non-USD) World Government Bond Index*	10.33%	-0.29%	0.15%
Reference Benchmark*	15.75%	7.61%	7.96%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The Fund's portfolio managers since January 2012 are: Dan Chamby, CFA, and since January 2017 are Russ Koesterich, CFA, JD, David Clayton, CFA, JD, and Kent Hogshire, CFA, each a Managing Director.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA Emerging Markets Core Equity Fund

AZL® DFA EMERGING MARKETS CORE EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.25%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	2.07%
Fee Waiver and Expense Reimbursement(1)(2)	-0.57%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(1)(2)	1.50%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.95% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

(2)
The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 1.50% through at least April 30, 2019, after which the expense limitation agreement may be terminated for any reason by the Fund at any time or by the Manager on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund's expenses to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver and expense limitation agreements for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$153	$594	$1,061	$2,355
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund purchases a broad and diverse group of securities associated with emerging markets, as designated by the subadviser, which may include frontier markets (emerging market countries in an earlier stage of development), with a greater emphasis on small capitalization, value and high profitability companies.  The Fund's increased exposure to small capitalization, value, and high profitability companies may be achieved by decreasing the allocation of the Fund's assets to the largest growth or low profitability companies, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies.  Securities are considered value stocks primarily because a company's shares have a low price in relation to their book value.  An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. In assessing growth and value, the subadviser may consider additional factors such as price to cash flow or price to earnings ratios. In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets. The criteria the subadviser uses for assessing growth, value or profitability are subject to change from time to time. In addition, the subadviser may adjust the representation in the Fund of an eligible company, or exclude a company, after
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA Emerging Markets Core Equity Fund

considering such factors as free float, momentum, trading strategies, liquidity, size, value, profitability, and other factors it determines to be appropriate, given market conditions.
As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in emerging markets equity investments.
The Fund may gain exposure to companies by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund may purchase or sell futures contracts and options on futures contracts or other equity market securities and indices, including those of the United States, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or use derivatives for purposes of speculation or leveraging investment returns.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. Investing in these instruments may expose the Fund to credit risk with respect to the issuer of the depositary receipt, in addition to the risks of the underlying investment.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA Emerging Markets Core Equity Fund

The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
12.63%
34.86%
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2017)	13.08%
Lowest (Q4, 2016)	-5.29%
Average Annual Total Returns
	One Year Ended December 31, 2017	Since Inception (4/27/2015)
AZL® DFA Emerging Markets Core Equity Fund	34.86%	5.12%
MSCI Emerging Markets Index*	37.75%	6.10%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Dimensional Fund Advisors LP serves as the subadviser to the Fund.
The Fund's portfolio managers are: Joseph H. Chi, Senior Portfolio Manager and Vice President, Jed S. Fogdall, Senior Portfolio Manager and Vice President, since April 2015; Bhanu P. Singh, Senior Portfolio Manager and Vice President, Allen Pu, Senior Portfolio Manager and Vice President, since July 2015, and Mary T. Phillips, Senior Portfolio Manager and Vice President, since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA Five-Year Global Fixed Income Fund

AZL® DFA FIVE-YEAR GLOBAL FIXED INCOME FUND

Investment Objective

The Fund seeks to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.90%
Fee Waiver(1)	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.80%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.50% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$82	$277	$489	$1,099
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 83% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund seeks to achieve its investment objective by generally investing in a universe of U.S. and foreign debt securities maturing in five years or less. The Fund primarily invests in obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, obligations of other domestic and foreign issuers, securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States, and obligations of supranational organizations. At the present time, the subadviser of the Fund expects that most investments will be made in the obligations of issuers which are in developed countries. The fixed income securities in which the Fund invests are considered investment grade at the time of purchase. Under normal market conditions, the Fund intends to invest its assets to gain exposure to issuers of at least three different countries, one of which may be the United States. An issuer may be considered to be of a country if it is organized, has substantial assets, or derives substantial operating income in that country. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.
It is the policy of the Fund that the dollar-weighted average length of maturity of investments will not exceed five years. In making purchase decisions, if the expected term premium is greater for longer-term securities in the eligible maturity
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA Five-Year Global Fixed Income Fund

range, the Fund will focus investment in that longer-term area, otherwise, the Fund will focus investment in the shorter-term area of the eligible maturity range. However, investments may be made in obligations maturing in a shorter time period (from overnight, to up to five years from the date of settlement). The Fund is authorized to invest more than 25% of its total assets in U.S. Treasury bonds, bills and notes and obligations of federal agencies and instrumentalities.
The subadviser will consider factors such as maturity, credit, anticipated transaction costs and market conditions when deciding whether to sell a security. Changes in expected term premium, including whether other investments present a more favorable expected term premium, may cause the portfolio to sell securities. If a security which was investment grade at the time of purchase subsequently is downgraded to below investment grade, the subadviser may, but is not required to, sell the security.  The term "expected term premium" means the anticipated relative return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities.
Because many of the Fund's investments will be denominated in foreign currencies, the Fund may also enter into foreign currency forward contracts to attempt to protect against uncertainty in the level of future foreign currency rates, to hedge against fluctuations in currency exchange rates or to transfer balances from one currency to another. In regard to currency hedging, it is generally not possible to precisely match the foreign currency exposure of such foreign currency forward contracts to the value of the securities involved due to fluctuations in the market values of such securities and cash flows into and out of the Fund between the date a foreign currency forward contract is entered into and the date it expires. The Fund does not intend to use derivatives for purposes of speculation or leveraging investment returns. The Fund may engage in frequent trading of portfolio securities and may have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – There can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.

•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•	Income Risk – Falling interest rates may cause the Fund's income to decline.
•	Portfolio Turnover – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund's performance.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA Five-Year Global Fixed Income Fund

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Calendar Year Total Return
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
Annual Return %
1.28%
1.57%
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2016)	2.22%
Lowest (Q4, 2016)	-1.78%
Average Annual Total Returns
	One Year Ended December 31, 2017	Since Inception (4/27/2015)
AZL® DFA Five-Year Global Fixed Income Fund	1.57%	0.72%
Citi World Government Bond Index, 1-5 Years,Currency-Hedged in USD Terms*	1.13%	1.08%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA Five-Year Global Fixed Income Fund

Dimensional Fund Advisors LP serves as the subadviser to the Fund.
The Fund's portfolio managers, since April 2015, are David A. Plecha, Senior Portfolio Manager and Vice President, and Joseph F. Kolerich, Senior Portfolio Manager and Vice President.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA International Core Equity Fund

AZL® DFA INTERNATIONAL CORE EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.95%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	1.41%
Fee Waiver(1)	-0.20%
Total Annual Portfolio Operating Expenses After Fee Waiver(1)	1.21%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.75% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$123	$427	$752	$1,674
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund purchases a broad and diverse group of securities of non-U.S. companies in developed markets with a greater emphasis on small capitalization, value and high profitability companies as compared to their representation in the International Universe. For purposes of this Fund, the subadviser defines the International Universe as a market capitalization weighted portfolio of non-U.S. companies in developed markets. The Fund's increased exposure to small capitalization, value and high profitability companies may be achieved by decreasing the allocation of the Fund's assets to the largest growth or low profitability companies relative to their weight in the International Universe, which would result in a greater weight allocation to small capitalization, value and/or high profitability companies. An equity issuer is considered a growth company primarily because it has a high price in relation to its book value. An equity issuer is considered a value company primarily because its shares have a low price in relation to their book value.  In assessing growth and value, the subadviser may consider additional factors such as price to cash flow or price to earnings ratios.  In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.  The criteria the subadvisor uses for assessing growth, value, or profitability are subject to change from time to time.
The Fund intends to purchase securities of companies associated with developed market countries that the subadviser has designated as approved markets. As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities. The subadviser of the Fund determines company size on a country or region
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA International Core Equity Fund

specific basis and based primarily on market capitalization. The percentage allocation of the assets of the Fund to securities of the largest growth companies as defined above will generally be reduced from between 5% and 35% of their percentage weight in the International Universe. The percentage by which the Fund's allocation to securities of the largest growth companies is reduced will change due to market movements and other factors. Additionally, the Fund's percentage allocation to all securities as compared to their representation in the International Universe may be modified after considering other factors the subadviser determines to be appropriate given market conditions, such as free float, momentum, trading strategies, liquidity, size, value and profitability.
The Fund may gain exposure to companies associated with approved markets by purchasing equity securities in the form of depositary receipts, which may be listed or traded outside the issuer's domicile country. The Fund also may purchase or sell futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or use derivatives for purposes of speculation or leveraging investment returns.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. Investing in these instruments may expose the Fund to credit risk with respect to the issuer of the depositary receipt, in addition to the risks of the underlying investment.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad measure of market performance, the MSCI EAFE Index. The Fund's performance also is compared to the returns of the MSCI World ex-USA Index, which is relevant to the Fund because it has characteristics similar to the Fund's investment strategies
Both the bar chart and the table assume reinvestment of dividends and distributions.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA International Core Equity Fund

The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Calendar Year Total Return
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
Annual Return %
3.17%
26.09%
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2016)	7.90%
Lowest (Q2, 2016)	-2.14%
Average Annual Total Returns
	One Year Ended December 31, 2017	Since Inception (4/27/2015)
AZL® DFA International Core Equity Fund	26.09%	6.17%
MSCI EAFE Index*	25.62%	5.17%
MSCI World EX-USA Index*	24.81%	5.03%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Dimensional Fund Advisors LP serves as the subadviser to the Fund.
The Fund's portfolio managers are: Joseph H. Chi, Senior Portfolio Manager and Vice President, Jed S. Fogdall, Senior Portfolio Manager and Vice President, since April 2015; Bhanu P. Singh, Senior Portfolio Manager and Vice President, Allen Pu, Senior Portfolio Manager and Vice President, since July 2015, and Mary T. Phillips, Senior Portfolio Manager and Vice President since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA U.S. Core Equity Fund

AZL® DFA U.S. CORE EQUITY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.10%
Fee Waiver(1)	-0.26%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.84%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.54% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$86	$324	$581	$1,317
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund purchases a broad and diverse group of securities of U.S. companies with a greater emphasis on small capitalization, value and high profitability companies as compared to their representation in the U.S. Universe. The subadviser generally defines the U.S. Universe as a free float adjusted market capitalization weighted portfolio of U.S. operating companies listed on the New York Stock Exchange ("NYSE"), NYSE American LLC, Nasdaq Global Market®, Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the subadviser. The Fund's increased exposure to small capitalization, value and high profitability companies may be achieved by decreasing the allocation of the Fund's assets to the largest U.S. growth or low profitability companies relative to their weight in the U.S. Universe, which would result in a greater weight allocation to small capitalization, value, and/or high profitability companies. An equity issuer is considered a growth company primarily because its shares have a high price in relation to its book value. An equity issuer is considered a value company primarily because its shares have a low price in relation to their book value.  In assessing growth and value, the subadvisor may consider additional factors such as price to cash flow or price to earnings ratios.  In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.  The criteria the subadviser uses for assessing growth, value, or profitability are subject to change from time to time.
As a non-fundamental policy, under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of U.S. companies. The percentage allocation of the assets of the Fund to securities of the largest U.S. growth
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA U.S. Core Equity Fund

companies as defined above will generally be reduced from between 2.5% and 25% of their percentage weight in the U.S. Universe. The percentage by which the Fund's allocation to securities of the largest U.S. growth companies is reduced will change due to market movements. Additionally, the Fund's percentage allocation to all securities as compared to their representation in the U.S. Universe may be modified after considering other factors the subadviser determines to be appropriate, such as free float, momentum, trading strategies, liquidity, size, value, and profitability.
The Fund may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or use derivatives for purposes of speculation or leveraging investment returns.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform equity funds that use other investment strategies.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA U.S. Core Equity Fund

Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
14.25%
20.45%
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2017)	6.87%
Lowest (Q1, 2016)	1.48%
Average Annual Total Returns
	One Year Ended December 31, 2017	Since Inception (4/27/2015)
AZL® DFA U.S. Core Equity Fund	20.45%	10.44%
Russell 3000® Index*	21.13%	11.06%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Dimensional Fund Advisors LP serves as the subadviser to the Fund.
The Fund's portfolio managers are: Joseph H. Chi, Senior Portfolio Manager and Vice President, Jed S. Fogdall, Senior Portfolio Manager and Vice President, since April 2015, and Lukas J. Smart, Senior Portfolio Manager and Vice President, since May 2017.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA U.S. Small Cap Fund

AZL® DFA U.S. SMALL CAP FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.85%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	1.16%
Fee Waiver(1)	-0.15%
Total Annual Fund Operating Expenses After Fee Waiver(1)	1.01%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$103	$354	$624	$1,396
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund, using a market capitalization weighted approach, purchases a broad and diverse group of readily marketable securities of U.S. small-cap companies. A company's market capitalization is the number of its shares outstanding times its price per share. In general, the higher the relative market capitalization of the U.S. small-cap company, the greater its representation in the Fund. The Fund may modify market capitalization weights and even exclude companies after considering such factors as free float, momentum, trading strategies, liquidity, value, and profitability, as well as other factors that the subadviser determines to be appropriate, given market conditions. Securities are considered value stocks primarily because a company's shares have a low price in relation to their book value.  In assessing value, the subadviser may consider additional factors such as price to cash flow or price to earnings ratios.  In assessing profitability, the subadviser may consider different ratios, such as that of earnings or profits from operations relative to book value or assets.  The criteria the subadviser uses for assessing value or profitability are subject to change from time to time.
As a non-fundamental policy, under normal circumstances, the subadviser will invest at least 80% of its net assets in securities of small-cap U.S. companies. As of the date of this Prospectus, for purposes of the Fund, the subadviser considers small-cap companies to be companies, at the time of purchase, whose market capitalizations are generally in the lowest 10% of total market capitalization or companies whose market capitalizations are smaller than the 1,000th largest U.S. company, whichever results in the higher market capitalization break. Total market capitalization is based on the market capitalization of U.S. operating companies listed on the New York Stock Exchange ("NYSE"),
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA U.S. Small Cap Fund

NYSE American LLC, Nasdaq Global Market®,  Nasdaq Capital Market®, or such other securities exchanges deemed appropriate by the subadviser. Under the subadviser's market capitalization guidelines described above, based on market capitalization data as of December 31, 2017, the market capitalization of a small-cap company would be approximately $5.3 billion or below. This dollar amount will change due to market conditions.
The Fund may purchase or sell futures contracts and options on futures contracts for U.S. equity securities and indices, to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund. The Fund does not intend to sell futures contracts to establish short positions in individual securities or use derivatives for purposes of speculation or leveraging investment returns.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® DFA U.S. Small Cap Fund

Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
24.90%
10.87%
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2016)	12.06%
Lowest (Q1, 2017)	0.44%
Average Annual Total Returns
	One Year Ended December 31, 2017	Since Inception (4/27/2015)
AZL® DFA U.S. Small Cap Fund	10.87%	9.43%
Russell 2000® Index*	14.65%	9.45%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Dimensional Fund Advisors LP serves as the subadviser to the Fund.
The Fund's portfolio managers are: Joseph H. Chi, Senior Portfolio Manager and Vice President, Jed S. Fogdall, Senior Portfolio Manager and Vice President, since April 2015; and Joel P. Schneider, Senior Portfolio Manager and Vice President, since July 2015.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Enhanced Bond Index Fund

AZL® ENHANCED BOND INDEX FUND

Investment Objective

The Fund seeks to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.65%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$66	$208	$362	$810
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 214% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund generally invests in a combination of securities with an overall weighting close to the capitalization weights of the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"); however, the Fund's investments may not replicate the portfolio weights of the Index at all times. Instead, the subadviser may overweight or underweight securities in the Fund (relative to their weightings in the Index) in order to emphasize securities which have quantitative characteristics (such as above-average yield or below-average valuation) the subadviser believes may enhance performance. The Fund may not invest in all of the bonds in the Index, or in the same weightings as in the Index. Because the Index typically includes securities not readily available in the market, the Fund may invest in bonds that are not included in the Index but that are selected to reflect as closely as practicable characteristics, such as maturity, duration, or credit quality, of bonds in the Index. This may result in different levels of interest rate, credit or other risks from the levels of risks on the securities included in the Index. The Fund may trade securities to the extent necessary to maintain the duration of certain segments of the portfolio close to the duration of corresponding segments of the Index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Further, under normal circumstances, the Fund invests at least 80% of the value of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Index. The subadviser uses
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Enhanced Bond Index Fund

the Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the index.
The Fund usually will invest a portion of its assets in mortgage-backed securities. Most mortgage-backed securities are issued by Federal government agencies, such as the Government National Mortgage Association ("Ginnie Mae"), or government sponsored enterprises, such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") or the Federal National Mortgage Association ("Fannie Mae"). Principal and interest payments on mortgage-backed securities issued by the Federal government agencies may be guaranteed by either the Federal government or the government agency, but not all such securities issued by certain government agencies and by government sponsored enterprises are guaranteed by the U.S. government or backed by the full faith and credit of the United States.
The Fund also may invest in U.S. Treasury bills, notes and bonds and other "full faith and credit" obligations of the U.S. Government. The Fund may also invest in U.S. Government agency securities, which are debt obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government. "Agency" securities may not be backed by the "full faith and credit" of the U.S. Government. U.S. Government agencies may include the Federal Farm Credit Bank, the Resolution Trust Corporation and the Government National Mortgage Association. "Agency" obligations are not explicitly guaranteed by the U.S. Government and so are perceived as somewhat riskier than comparable Treasury bonds.
Securities must be rated investment grade or better at the time of purchase by at least one major rating agency or be determined by the Fund's subadviser to be of similar quality. Split rated bonds will be considered to have the higher credit rating. Except for Treasury or agency debentures, pass through securities, or REMICs (real estate mortgage investment conduits), no more than 3% of the Fund's assets may be invested in the securities of a single issuer.
The Fund may use futures, options, and/or swaps to manage duration and other characteristics of its portfolio. The Fund is permitted to purchase securities in private placements or Rule 144A transactions and to purchase securities on a when-issued basis or for forward delivery. The Fund may also enter into repurchase agreements and covered dollar rolls on mortgage securities. The Fund may invest in non-U.S. dollar denominated securities, but when it does, the subadviser typically will hedge the foreign currency exposure to the U.S. dollar through the use of currency forwards or cash.
The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor bond performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Enhanced Bond Index Fund

•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Portfolio Turnover – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund's performance.
•	Private Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.
•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Enhanced Bond Index Fund

Performance Bar Chart and Table

Calendar Year Total Returns
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
5.62%
7.28%
4.22%
-2.32%
5.35%
0.23%
2.28%
3.01%
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2011)	3.36%
Lowest (Q4, 2016)	-3.00%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Year Ended December 31, 2017	Since Inception (7/10/2009)
AZL® Enhanced Bond Index Fund	3.01%	1.68%	3.03%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.10%	3.74%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Financial Management, Inc. serves as the subadviser to the Fund.
The portfolio manager of the Fund is:  Akiva Dickstein, Managing Director, since June 30, 2014.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

AZL® FIDELITY INSTITUTIONAL ASSET MANAGEMENT® MULTI-STRATEGY FUND, CLASS 1 AND CLASS 2 (FORMERLY, AZL PYRAMIS® MULTI-STRATEGY FUND, CLASS 1 AND CLASS 2)

Investment Objective

The Fund seeks a high level of current income while maintaining prospects for capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.75%	1.00%
Fee Waiver and Expense Reimbursement(1)(2)	-0.29%	-0.29%
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement(1)(2)	0.46%	0.71%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.45% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

(2)
The Manager and the Fund have entered into a written agreement limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.46% for Class 1 and 0.71% for Class 2 through at least April 30, 2019, after which the expense limitation agreement may be terminated for any reason by the Fund at any time or by the Manager on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund's expenses to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver and expense reimbursement agreements for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$47	$211	$388	$903
Class 2	$73	$290	$524	$1,198
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 82% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund seeks to achieve its objective by investing in a combination of two strategies. Approximately 60% of the Fund's assets will be managed by the subadviser, FIAM LLC, and invested primarily in investment-grade fixed-income  securities (the "Fixed-Income Strategy"), and approximately 40% of the Fund's assets will be allocated to and managed by the sub-subadviser, Geode Capital Management, LLC, and invested primarily in large cap common stocks (the "Equity Strategy"). The percentage allocations to each strategy will be monitored regularly by the Manager, but generally will not exceed plus or minus 3% of the 60%/40% allocation.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

The FIAM® Fixed-Income Strategy
Under normal market conditions, the strategy will invest at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Such investments include corporate bonds, U.S. Treasury obligations, U.S. government agency mortgage securities and real estate investment trusts. A portion of the investments may not be publically traded. The subadviser uses the Bloomberg Barclays U.S. Aggregate Bond Index as a guide in structuring the strategy and selecting its investments and manages the strategy to have similar overall interest rate risk to the index. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The subadviser considers other factors when selecting strategy investments, including the credit quality of the issuer, security-specific features and the subadviser's assessment of whether the investment is undervalued. In managing the strategy's exposure to various risks, including interest rate risk, the subadviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The strategy's assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the subadviser's view of the relative value of each sector or maturity.
The strategy's assets may be invested in securities of foreign issuers, denominated in U.S. dollars or in local currency, in addition to securities of domestic issuers.
The strategy may invest significantly in derivatives instruments, such as interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes, and in forward-settling securities. Such investments may give rise to a form of leverage, particularly when the strategy does not own the assets, instruments or components underlying the derivative instruments. Depending on the subadviser's outlook and market conditions, the strategy may invest in derivatives instruments in order to gain exposure to assets, instruments, or indexes, interest rates, or credit qualities.
The strategy also may invest up to 20% of its assets in lower-quality debt securities, sometimes called "junk bonds."
To earn additional income for the strategy, the subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
The Geode Equity Strategy
The sub-subadviser normally invests at least 80% of the strategy's assets in common stocks included in the S&P 500® Index. The S&P 500® Index is a market capitalization-weighted index of 500 common stocks chosen for market size, liquidity, and industry group representation to represent U.S. equity performance.
A company's market capitalization is based on its current market capitalization or its market capitalization at the time of the Fund's investment. Companies whose capitalization falls below this level after purchase continue to be considered to have a large market capitalization. The size of the companies in an index changes with market conditions and the composition of the index.
The sub-subadviser will also invest in securities of issuers that are not part of the S&P 500® Index. The sub-subadviser considers the strategy's security, industry, and market capitalization weightings relative to the index. In buying and selling securities for the strategy, the sub-subadviser seeks to outperform the S&P 500® Index by, in general, quantitatively evaluating factors such as historical valuation, momentum, profitability, and other factors. The portfolio managers incorporate these analyses using a proprietary program to construct the optimal portfolio holdings and further manage benchmark relative risks. The portfolio managers will generally attempt to overweight securities with positive characteristics identified in the evaluation process and underweight securities with negative characteristics.
The sub-subadviser may invest the strategy's assets in securities of foreign issuers in addition to securities of domestic issuers.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

The sub-subadviser may also use various techniques, such as buying and selling futures contracts and swaps, to increase or decrease the strategy's exposure to changing security prices or other factors that affect security values.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•	Private Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.
•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

•	Portfolio Turnover – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund's performance.
•
Asset-Backed Securities Risk – Asset-backed securities represent interests in "pools" of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as "high-yield risk" or "junk bond risk."

•	Income Risk – Falling interest rates may cause the Fund's income to decline.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Quantitative Investing Risk – The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries. Frontier market countries generally have smaller economies or less developed capital markets and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance, the S&P 500® Index. The Fund's performance also is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which shows how the Fund's performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund's performance compares with a composite index composed of the S&P 500® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Multi-Strategy Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
10.02%
-1.83%
14.78%
18.12%
2.14%
-5.46%
6.52%
11.12%
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	8.87%
Lowest (Q3, 2011)	-13.34%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Year Ended December 31, 2017	Since Inception (10/23/2009)
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (Class 2)	11.12%	6.19%	6.80%
S&P 500® Index*	21.83%	15.79%	14.09%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.10%	3.56%
Balanced Composite Index*	10.61%	7.51%	7.91%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund. Brian Muench, President of the Manager is primarily responsible for determining allocations to each strategy, since October 2016.
FIAM® Fixed-Income Strategy:  FIAM LLC serves as the subadviser to the Fund, and is responsible for the FIAM® Fixed-Income Strategy. The strategy's portfolio managers since October 2016, are: Ford O'Neil, Portfolio Manager, and since May 2017, are: Celso Munoz, Portfolio Manager and Michael Weaver, Portfolio Manager.
Geode Equity Strategy:  Geode Capital Management, LLC serves as the sub-subadviser to the Fund, and is responsible for the Geode Equity Strategy. Geode Capital Management, LLC is neither a subsidiary nor an affiliate of FIAM LLC. The strategy's portfolio managers since October 2016, are:  Maximilian Kaufmann (senior portfolio manager), and Shashi Naik, CFA (portfolio manager).
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

AZL® FIDELITY INSTITUTIONAL ASSET MANAGEMENT® TOTAL BOND FUND, CLASS 1 AND CLASS 2 (FORMERLY, AZL PYRAMIS® TOTAL BOND FUND, CLASS 1 AND CLASS 2)

Investment Objective

The Fund seeks a high level of current income.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%
Total Annual Fund Operating Expenses	0.57%	0.82%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund's Financial Highlights, the Fund's total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$58	$183	$318	$714
Class 2	$84	$262	$455	$1,014
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
Under normal market conditions, the Fund will invest at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Such investments include corporate bonds, U.S. Treasury obligations, U.S. government agency mortgage securities and real estate investment trusts. A portion of the investments may not be publically traded. The subadviser uses the Bloomberg Barclays U.S. Aggregate Bond Index as a guide in structuring the Fund and selecting its investments and manages the Fund to have similar overall interest rate risk to the index. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and nonagency).
The subadviser considers other factors when selecting Fund investments, including the credit quality of the issuer, security-specific features and the subadviser's assessment of whether the investment is undervalued. In managing the Fund's exposure to various risks, including interest rate risk, the subadviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, and internal views of potential future market conditions.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

The Fund's assets may be allocated among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on the subadviser's view of the relative value of each sector or maturity.
The Fund's assets may be invested in securities of foreign issuers, denominated in US dollars or in local currency,  in addition to securities of domestic issuers.
The Fund may invest significantly in derivatives instruments, such as interest rate swaps, total return swaps, credit default swaps, and futures contracts (both long and short positions) on securities and indexes, and in forward-settling securities. Such investments may give rise to a form of leverage, particularly when the Fund does not own the assets, instrument or components underlying the derivative instruments. Depending on the subadviser's outlook and market conditions, the Fund may invest in derivatives instruments in order to gain exposure to assets, instruments, or indexes, interest rates, or credit qualities.
The Fund also may invest up to 20% of its assets in lower-quality debt securities, sometimes called "junk bonds."
To earn additional income for the Fund, the subadviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.
•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Private Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.
•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

•	Portfolio Turnover – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund's performance.
•
Asset-Backed Securities Risk – Asset-backed securities represent interests in "pools" of assets, including consumer loans or receivables held in trust. Asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default of the underlying asset, particularly during periods of economic downturn.

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as "high-yield risk" or "junk bond risk."

•	Income Risk – Falling interest rates may cause the Fund's income to decline.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Fidelity Institutional Asset Management® Total Bond Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-2.20%
5.37%
-0.89%
5.51%
4.28%
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2016)	3.25%
Lowest (Q4, 2016)	-2.80%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Since Inception (Class 1 – 10/31/2016 and Class 2 - 9/5/2012)
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 1)	4.55%	N/A	1.82%
AZL® Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	4.28%	2.36%	2.33%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.10%	2.05%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the Bloomberg Barclays U.S. Aggregate Bond Index is calculated from 9/5/2012.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
FIAM LLC serves as the subadviser to the Fund.
The Fund's portfolio managers are: Ford O'Neil, Portfolio Manager, since September 2012, Celso Munoz, Portfolio Manager, since May 2017, and Michael Weaver, Portfolio Manager, since May 2017.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Gateway Fund

AZL® GATEWAY FUND

Investment Objective

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.10%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$112	$350	$606	$1,340
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 24% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options. The Fund also buys index put options, which can protect the Fund from a significant market decline that may occur over a short period of time. The combination of the diversified stock portfolio, the cash flow from the sale of index call options and the downside protection from index put options is intended to provide the Fund with the majority of the returns associated with equity market investments while exposing investors to less risk than other equity investments. The Fund may invest in companies with small, medium or large market capitalizations. Equity securities purchased by the Fund may include U.S.-exchange-listed common stocks, American Depositary Receipts (ADRs), and interests in real estate investment trusts (REITs).
From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline. The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the Investment Company Act of 1940. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents. The Fund may purchase U.S. government securities, certificates of deposit, commercial paper, bankers' acceptance, and/or repurchase agreements or hold cash (U.S. Dollars, foreign currencies or multinational currency units) for temporary defensive purposes in response to adverse market, economic or political conditions, or, under normal circumstances, for purposes of liquidity. These investments may prevent the Fund from achieving its investment objective.
The Fund not only strives for the majority of the returns associated with equity market investments, but also returns in excess of those available from other investments comparable in volatility. With its core investment in equities, the Fund is
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Gateway Fund

significantly less vulnerable to fluctuations in value caused by interest rate volatility, a risk factor present in both fixed income and hybrid investments, although the Fund expects to generally have lower long-term returns than a portfolio consisting solely of equity securities. The Fund intends that its index option-based risk management strategy will limit the volatility inherent in equities while sacrificing less of the higher equity returns than hybrid investments.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.
•
Correlation Risk – The effectiveness of the Fund's index option-based risk management strategy may be reduced if the performance of the Fund's equity portfolio does not correlate to the index underlying its option positions.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Options Risk – The value of the Fund's positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies, and for these and other reasons the Fund's option strategies may not reduce the Fund's volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five year and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Gateway Fund

Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
3.06%
4.15%
8.44%
3.09%
1.98%
4.84%
9.46%
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2011)	5.45%
Lowest (Q3, 2011)	-4.62%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Year Ended December 31, 2017	Since Inception (4/30/2010)
AZL® Gateway Fund	9.46%	5.52%	4.79%
S&P 500 Index*	21.83%	15.79%	13.55%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Gateway Investment Advisers, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund, since April 2010, are Paul R. Stewart, CFA, President and Chief Executive Officer of Gateway; Michael T. Buckius, CFA, Senior Vice President and Chief Investment Officer of Gateway; since February 2013, Kenneth H. Toft, CFA, a Senior Vice President of Gateway, and since April 2016, Daniel M. Ashcraft a portfolio manager of Gateway.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Government Money Market Fund

AZL® GOVERNMENT MONEY MARKET FUND

Investment Objective

The Fund seeks current income consistent with stability of principal.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.35%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Recoupment of Prior Waived Fee(1)	0.22%
Total Annual Fund Operating Expenses(1)	0.87%
(1)
The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses) to 0.87% through at least April 30, 2019, after which the expense limitation agreement may be terminated for any reason by the Fund at any time or by the Manager on 30 days written notice to the Fund. Amounts contractually waived or reimbursed under the expense limitation agreement in a particular fiscal year may be recouped by the Manager within the next three fiscal years to the extent that recoupment will not cause the Fund's expenses to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It does include the Recoupment of Prior Waived Fee through December 31, 2019. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$89	$253	$407	$853

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund invests at least 99.5% of its total assets in cash, government securities, or repurchase agreements that are collateralized fully by such securities. The Fund also has a policy to invest, under normal market conditions, at least 80% of its net assets in government securities or in repurchase agreements that are collateralized by government securities. The government securities in which the Fund may invest include any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States, or any certificate of deposit for any of the foregoing.
Under normal circumstances, the Fund's investments include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations. In addition, the Fund may invest in variable and floating rate instruments and when-issued and delayed delivery securities. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less.
The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), and other rules of the U.S. Securities and Exchange Commission. The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund's subadviser, pursuant to guidelines approved by the Trust's Board of Trustees.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Government Money Market Fund

Principal Risks of Investing in the Fund
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Fund may become extremely low and possibly negative.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the Fund will produce the desired results.
•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Income Risk – Falling interest rates may cause the Fund's income to decline.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

•
U.S. Government Obligations Risk – Certain securities in which the Fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

•
When Issued and Delayed Delivery Securities and Forward Commitments Risk – The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future.

•
Variable and Floating Rate Instrument Risk - These are instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating).

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Government Money Market Fund

Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
20.00
15.00
10.00
5.00
0.00
-5.00
-10.00
-15.00
-20.00
2.44%
0.22%
0.01%
0.00%
0.00%
0.00%
0.01%
0.01%
0.01%
0.05%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2008)	0.85%
Lowest (Q2, 2017)	0.00%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017
AZL® Government Money Market Fund	0.05%	0.01%	0.27%
Three-Month U.S. Treasury Bill Index*	0.93%	0.28%	0.32%
*	Reflects no deduction for fees, expenses, or taxes.
The seven-day yield for the period ended December 31, 2017 was 0.47%. For the Fund's current 7-day yield, telephone 800-624-0197 toll-free.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Advisors, LLC serves as the subadviser to the Fund.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® International Index Fund, Class 1 and Class 2

AZL® INTERNATIONAL INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.35%	0.35%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.48%	0.73%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$49	$154	$269	$604
Class 2	$75	$233	$406	$906
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 8% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.
The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® International Index Fund, Class 1 and Class 2

guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® International Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Returns
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
7.12%
-12.78%
18.04%
21.36%
-6.18%
-1.39%
0.37%
24.77%
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	17.43%
Lowest (Q3, 2011)	-20.27%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Year Ended December 31, 2017	Since Inception (Class 1 – 10/17/2016 and Class 2 - 5/1/2009)
AZL® International Index Fund (Class 1)	25.12%	N/A	20.97%
AZL® International Index Fund (Class 2)	24.77%	7.05%	8.72%
MSCI EAFE Index*	25.62%	8.39%	10.04%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the MSCI EAFE Index is calculated from 5/1/2009.

Management

Allianz Investment Management LLC (the "Manager") serves as the investment manager to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, Rachel Aguirre, Managing Director, since April 2015, and Jennifer Hsui, CFA, Managing Director, since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® MetWest Total Return Bond Fund

AZL® METWEST TOTAL RETURN BOND FUND

Investment Objective

The Fund seeks to maximize long-term total return.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. It reflects the management fee waiver agreement for the first year. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.60%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.06%
Total Annual Fund Operating Expenses	0.91%
Fee Waiver(1)	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.86%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.55% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$88	$285	$499	$1,115
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 198% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the subadviser to be of similar quality. Up to 20% of the Fund's net assets may be invested in securities rated below investment grade. The Fund also invests at least 80% of its net assets plus borrowings for investment purposes in fixed income securities it regards as bonds. Under normal conditions, the portfolio duration is two to eight years and the dollar-weighted average maturity ranges from two to fifteen years. The Fund invests in the U.S. and abroad, including emerging markets and may purchase securities of varying maturities issued by domestic and foreign corporations and governments. The subadviser will focus the Fund's portfolio holdings in areas of the bond market (based on quality, sector, coupon or maturity) that the subadviser believes to be relatively undervalued.
Investments include various types of bonds and other securities, typically corporate bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps, futures, municipal securities, options, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.
The Fund may sell short up to 25% of the value of its total assets.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® MetWest Total Return Bond Fund

Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as "high-yield risk" or "junk bond risk."

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. The Fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested.

•	Income Risk – Falling interest rates may cause the Fund's income to decline.
•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Short Sales Risk – The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender.

•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® MetWest Total Return Bond Fund

•	Private Placed Securities Risk – The Fund may invest in privately placed securities, which are subject to resale restrictions.
•	Portfolio Turnover – The Fund may trade its portfolio securities frequently, which could result in higher transaction costs and could adversely affect the Fund's performance.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-0.20%
2.30%
3.14%
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2016)	2.40%
Lowest (Q4, 2016)	-2.71%
Average Annual Total Returns
	One Year Ended December 31, 2017	Since Inception (11/17/2014)
AZL® MetWest Total Return Bond Fund	3.14%	1.89%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.41%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Metropolitan West Asset Management, LLC serves as the subadviser to the Fund.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® MetWest Total Return Bond Fund

The Fund's portfolio managers since November, 2014, are: Tad Rivelle, Portfolio Manager, Steve Kane, CFA, Portfolio Manager, Laird Landmann, CFA, Portfolio Manager, and Bryan Whalen, Portfolio Manager.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Mid Cap Index Fund, Class 1 and Class 2

AZL® MID CAP INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the Standard & Poor's MidCap 400® Index ("S&P 400 Index") as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.25%	0.25%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.31%	0.56%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$32	$100	$174	$393
Class 2	$57	$179	$313	$701
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 21% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the S&P 400 Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.
The S&P 400 Index is a market-weighted index composed of approximately 400 common stocks of medium-sized U.S. companies in a wide range of businesses chosen by Standard & Poor's based on a number of factors, including industry representation, market value, economic sector and operating/financial condition. As of February 28, 2018, the market capitalizations of companies in the S&P 400 Index ranged from $1.6 billion to $6.8 billion.
The Fund does not necessarily invest in all of the securities in the S&P 400 Index or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to the S&P 400 Index as a whole.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Mid Cap Index Fund, Class 1 and Class 2

guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Capitalization Risk – Investing in small to midsized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
24.67%
-2.32%
17.22%
32.71%
9.21%
-2.67%
19.52%
15.80%
2010
2011
2012
2013
2014
2015
2016
2017

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Mid Cap Index Fund, Class 1 and Class 2

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2010)	13.31%
Lowest (Q3, 2011)	-19.96%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Year Ended December 31, 2017	Since Inception (Class 1 – 10/17/2016 and Class 2 - 5/1/2009)
AZL® Mid Cap Index Fund (Class 1)	16.08%	N/A	21.39%
AZL® Mid Cap Index Fund (Class 2)	15.80%	14.33%	16.11%
S&P MidCap 400 Index*	16.24%	15.01%	16.93%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the S&P MidCap 400 Index is calculated from 5/1/2009.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, Rachel Aguirre, Managing Director, since April 2015 and Jennifer Hsui, CFA, Managing Director, since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Moderate Index Strategy Fund

AZL® MODERATE INDEX STRATEGY FUND

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.40%
Other Expenses	0.03%
Acquired Fund Fees and Expenses(1)	0.60%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver(2)	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.68%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund's Financial Highlights, the Fund's total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.05% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$69	$293	$535	$1,228
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund is a fund of funds that seeks to achieve its investment objective by investing primarily in a combination of five underlying index funds:
FUND TARGET ALLOCATION
• AZL Enhanced Bond Index Fund 40%
• AZL S&P 500 Index Fund 31.5%
• AZL International Index Fund 15%
• AZL Mid Cap Index Fund 9%
• AZL Small Cap Stock Index Fund 4.5%
The AZL Enhanced Bond Index Fund is a bond index fund, subadvised by BlackRock Financial Management, LLC; the other four underlying funds are equity index funds, subadvised by BlackRock Investment Management, LLC. Therefore, under normal market conditions, the Fund will allocate approximately 60% of its assets in the underlying equity index funds and approximately 40% of its assets in the underlying bond index fund. These target allocations represent the Fund's long-term strategic asset allocation, which is not expected to change under normal market conditions.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Moderate Index Strategy Fund

The investment results of the underlying funds will vary. As a result, the Manager monitors the actual allocations to the underlying funds daily and periodically adjusts the actual allocations to attempt to achieve the target allocation. Generally, the Manager will seek to maintain the actual fund allocations to target using the cash flows that result from contract holders buying or selling shares in the Fund. However, if cash flows were insufficient to maintain the target allocations, the Manager would then buy or sell underlying funds as necessary to attempt to return the Fund's actual asset allocations to the targets. Generally, the actual allocations will not be more than 10% above or below the targets.
The AZL Enhanced Bond Index Fund under normal circumstances invests in a combination of securities with an overall weighting close to the capitalization weights of the Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"). Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities. Further, under normal circumstances, the Fund invests at least 80% of the value of its net assets in securities or other financial instruments that are components of or have economic characteristics similar to the securities included in the Index.
The AZL S&P 500 Index Fund under normal circumstances invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500 Index or in derivative instruments linked to that Index.
The AZL Mid Cap Index Fund under normal circumstances invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 Index and in derivative instruments linked to the S&P 400 Index, primarily futures contracts.
The AZL Small Cap Stock Index Fund under normal market conditions invests at least 80% of its assets, plus any borrowings for investment purposes, in investments of small-capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company's outstanding stock) at the time of purchase included in the S&P SmallCap 600 Index.
The AZL International Index Fund under normal circumstances invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. If changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•
Allocation Risk – The risk associated with the Manager's decisions regarding how the Fund's assets should be allocated among the various underlying funds, which could cause the Fund to underperform other funds with similar investment objectives. There can be no guarantee that investment decisions made by the Manager will produce the desired results. Further, because the Manager has limited discretion to change the underlying fund allocations under normal market conditions, the Fund might underperform comparable funds of funds for which the fund's manager has discretion to adjust allocations to underlying funds.

•
Fund of Funds Risk – The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund's actual allocations to the underlying funds and any cash held in the Fund's portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds allocated according to the target allocations described here.

In addition, the Fund bears the investment risks of the investments of the underlying funds. The principal risks of the underlying funds are:
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Index Fund Risk – The underlying funds generally do not attempt to manage market volatility or reduce the effects of poor performance. In addition, factors such as fund expenses, selection of a representative portfolio, changes in the

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Moderate Index Strategy Fund

composition of the index, or the timing of purchases or redemptions of fund shares may affect the correlation between the performance of the index and the fund's performance.
•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on a fund's earnings.
•	Income Risk – Falling interest rates may cause a fund's income to decline.
•
Call Risk – If interest rates fall, issuers of callable debt securities are more likely to prepay prior to the maturity date. A fund may not be able to reinvest the proceeds from the prepayment in investments that will generate the same level of income.

•	Extension Risk – If interest rates rise, debt securities may be paid in full more slowly than anticipated.
•
Derivatives Risk – Certain underlying funds may invest in derivative instruments, which involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•
Leveraging Risk – Certain underlying funds may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require a fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the fund's portfolio securities.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the fund's returns.
•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that back the security.

•	Portfolio Turnover – Certain underlying funds may trade portfolio securities frequently, which could result in higher transaction costs and could adversely affect the fund's performance.
•	Private Placed Securities Risk – Certain underlying funds may invest in privately placed securities, which are subject to resale restrictions.
•
Repurchase Agreements and Purchase and Sale Contracts Risk – If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, a fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the fund may lose money.

•
Sovereign Debt Risk – Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.

•
U.S. Government Obligations Risk – Certain securities in which an underlying fund may invest, including securities issued by certain government agencies and government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Moderate Index Strategy Fund

•
Focused Investments Risk – Certain underlying funds may invest in a relatively small number of issuers, industries, or regions which involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the fund's portfolio.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance, the S&P 500® Index. The Fund's performance also is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which shows how the Fund's performance compares with the returns of a broad index of investment-grade fixed-rate issues, and to a Moderate Composite Index, which shows how the Fund's performance compares with a composite index composed of the S&P 500 Index (60%) and the Bloomberg Barclays U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Calendar Year Total Return

60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
Annual Return %
-23.92%
22.85%
11.74%
-2.18%
11.91%
24.67%
8.50%
-2.47%
8.91%
13.30%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2009)	16.83%
Lowest (Q4, 2008)	-13.29%

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® Moderate Index Strategy Fund

Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017
AZL® Moderate Index Strategy Fund	13.30%	10.24%	6.41%
S&P 500® Index*	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.10%	4.01%
Moderate Composite Index*	14.26%	10.25%	7.09%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC (the "Manager") serves as the investment adviser to the Fund. The Fund's portfolio managers since October 2016, are: Brian Muench, president of the Manager and portfolio manager, and Johan Grahn, portfolio manager.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2

AZL® MORGAN STANLEY GLOBAL REAL ESTATE FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to provide income and capital appreciation.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.90%	0.90%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.12%	0.12%
Recoupment of Prior Waived Fees	0.01%	0.01%
Total Annual Fund Operating Expenses	1.03%	1.28%
Fee Waiver(1)	-0.05%	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.98%	1.23%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.85% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$101	$324	$565	$1,256
Class 2	$125	$401	$697	$1,541
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 33% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The subadviser seeks a combination of current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies (REOCs), real estate investment trusts (REITs) and similar entities established outside the United States (foreign real estate companies). The Fund will invest primarily in companies located in the developed countries of North America, Europe and Asia, but may also invest in emerging markets. The subadviser's approach emphasizes a bottom-up stock selection with a top-down global allocation.
The subadviser actively manages the Fund using a combination of top-down and bottom-up methodologies. The Subadviser's proprietary models drive the bottom-up value-driven approach for stock selection. The top-down portion seeks diversified exposure to all major asset classes with an overweighting to property markets that offer the best relative valuation. The bottom-up research process strongly influences the subadviser's perspective on which property markets it believes provide better relative value and growth prospects and, consequently, affects its decision to overweight or underweight a given region, sector and/or country. The subadviser generally considers selling a portfolio holding if the
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2

holding's share price shifts to the point where the position no longer represents an attractive relative value opportunity versus the underlying value of its assets and/or growth prospects or versus other securities in the investment universe.
Under normal circumstances, at least 80% of the Fund's assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.
A company is considered to be in the real estate industry if it (i) derives at least 50% of its revenues or profits from the ownership, construction, management, financing or sale of residential, commercial or industrial real estate or (ii) has at least 50% of the fair market value of its assets invested in residential, commercial or industrial real estate.
The equity securities in which the Fund may invest include common stocks, preferred stock, convertible securities, depositary receipts, rights and warrants and limited partnership interests.
Principal Investment Risks
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Value Stocks Risk – Value stocks may perform differently from the market as a whole and following a value-oriented investment strategy may cause the Fund to at times underperform funds that use other investment strategies.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Real Estate Investments Risk – The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, ten years, and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-45.83%
40.19%
20.86%
-9.94%
29.86%
3.02%
13.77%
-1.34%
3.14%
9.72%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	38.85%
Lowest (Q4, 2008)	-30.62%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017	Since Inception (Class 1 – 10/17/2016 and Class 2 – 5/1/2006)
AZL® Morgan Stanley Global Real Estate Fund (Class 1)	10.00%	N/A	N/A	8.61%
AZL® Morgan Stanley Global Real Estate Fund (Class 2)	9.72%	5.53%	3.46%	3.89%
FTSE EPRA/NAREIT Developed Real Estate Index*	11.42%	7.20%	4.09%	4.91%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the FTSE EPRA/NAREIT Developed Real Estate Index is calculated from Class 2 inception on 5/1/2006.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
Morgan Stanley Investment Management Inc. serves as the subadviser to the Fund.
The portfolio managers of the Fund are: Theodore R. Bigman, since May 2006, Michiel te Paske, since May 2006, Sven van Kemenade, since May 2006, Angeline Ho, since May 2006, Bill Grant, since May 2014, and Desmond Foong, since May 2015, each a Managing Director.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

AZL® MSCI EMERGING MARKETS EQUITY INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the MSCI Emerging Markets Index as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.85%	0.85%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.11%	1.36%
Fee Waiver(1)	-0.40%	-0.40%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.71%	0.96%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.45% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It reflects management fee waiver agreement for the first year. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$73	$313	$573	$1,316
Class 2	$98	$391	$706	$1,600
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund seeks to track the investment results of the MSCI Emerging Markets Index (the "Underlying Index"), which is designed to measure equity market performance in the global emerging markets. The Underlying Index includes equity securities issued by issuers which range in size between approximately $483 million and $315 billion, although this range may change from time to time. As of February 28, 2018, the Underlying Index consisted of the following 24 emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Underlying Index may include large- or mid-capitalization companies. Components of the Underlying Index primarily include consumer discretionary, financials and information technology companies. With approximately 830 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The components of the Underlying Index, and the degree to which these components represent certain industries, are likely to change over time.
The subadviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Unlike many investment companies, the Fund does not try to "beat" the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

Indexing may eliminate the chance that the Fund will substantially outperform the Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.
The subadviser uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its net assets in the securities of its Underlying Index and in depositary receipts representing securities in its Underlying Index. The Fund may invest the remainder of its assets in other securities, including securities not in the Underlying Index, but which the subadviser believes will help the Fund track the  Underlying Index, and in other investments, including futures contracts, options on futures contracts, other types of options and swaps related to its Underlying Index, as well as cash and cash equivalents.
The Fund seeks to track the investment results of the Underlying Index before the fees and expenses of the Fund.
The Underlying Index is calculated by MSCI Inc. (the "Index Provider" or "MSCI"), which is independent of the Fund, the Manager and the subadviser. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Emerging Markets Risk – Emerging markets may have less developed or more volatile trading markets, less developed legal and accounting systems, and greater likelihood of government restrictions, nationalization, or confiscation than developed countries.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

•
Focused Investments Risk –Investing in a relatively small number of issuers, industries, or regions involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund's portfolio.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
80.00
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
71.78%
12.40%
21.04%
9.89%
36.63%
-51.89%
-17.27%
-2.10%
-5.22%
-12.88%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	31.94%
Lowest (Q3, 2008)	-27.35%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017
AZL® MSCI Emerging Markets Equity Index Fund (Class 1)	36.97%	4.19%	1.48%
AZL® MSCI Emerging Markets Equity Index Fund (Class 2)	36.63%	3.95%	1.22%
MSCI Emerging Markets Index*	37.75%	4.73%	2.02%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the MSCI Emerging Markets Index is calculated from 5/1/2006.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund since October 14, 2016, are: Greg Savage, CFA, Managing Director, Alan Mason, Managing Director, Jennifer Hsui, CFA, Managing Director, Creighton Jue, Managing Director, and Rachel Aguirre, Managing Director.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® MSCI Global Equity Index Fund, Class 1 and Class 2

AZL® MSCI GLOBAL EQUITY INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the MSCI World Index as closely as possible.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.70%	0.70%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	0.91%	1.16%
Fee Waiver(1)	-0.39%	-0.39%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.52%	0.77%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.31% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$53	$251	$466	$1,084
Class 2	$79	$330	$601	$1,374
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund seeks to track the investment results of the MSCI World Index (the "Underlying Index"), which is designed to measure the performance of equity securities in the top 85% of equity market capitalization, as calculated by the index provider, in certain developed market countries. The Underlying Index includes equity securities issued by issuers which range in size between approximately $1.1 billion and $920.0 billion, although this range may change from time to time. As of February 28, 2018, the Underlying Index consisted of companies in the following 23 countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.  The Underlying Index may include large- or mid-capitalization companies, and components primarily include financial services, healthcare, information technology and consumer discretionary companies. With 1,650 constituents, the Underlying Index covers approximately 85% of the free float-adjusted market capitalization in each country. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.
BlackRock uses a representative sampling indexing strategy to manage the Fund. "Representative sampling" is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of the Underlying Index. The securities selected are expected to have, in the aggregate, investment
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® MSCI Global Equity Index Fund, Class 1 and Class 2

characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.
The Fund generally invests at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, and differences in social and economic developments or policies.

•
Currency Risk – Investing in securities that trade in and receive revenues in foreign currencies creates risk because foreign currencies may decline relative to the U.S. dollar, resulting in a potential loss to the Fund. In the case of hedging positions, the U.S. dollar may decline in value relative to the currency that has been hedged.

•	Depositary Receipt Risk – Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities.
•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad-based measure of market performance, the MSCI World Index.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance information is shown below for Class 2 shares of the Fund only. Performance information is not shown for Class 1 because Class 1 had not commenced operations as of the date of this prospectus. Class 1 shares would have substantially similar annual returns to Class 2 because the shares of each Class will be invested in the same portfolio of securities, and the annual returns of each share Class will differ only to the extent that the Class 2 shares charge a Distribution (12b-1) Fee in the amount of 0.25%, while the Class 1 shares do not charge such a fee.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® MSCI Global Equity Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
9.67%
-10.92%
20.55%
11.66%
-5.26%
-12.57%
-0.93%
22.18%
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	14.41%
Lowest (Q3, 2011)	-19.45%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Year Ended December 31, 2017	Since Inception (5/1/2009)
AZL® MSCI Global Equity Index Fund (Class 2)	22.18%	2.28%	7.06%
MSCI World Index*	23.07%	12.26%	13.26%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund since October 14, 2016, are: Greg Savage, CFA, Managing Director, Alan Mason, Managing Director, Jennifer Hsui, CFA, Managing Director, Creighton Jue, Managing Director, and Rachel Aguirre, Managing Director.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

AZL® RUSSELL 1000 GROWTH INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the total return of the Russell 1000® Growth Index.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.50%	0.75%
Fee Waiver(1)	-0.07%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.43%	0.68%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.37% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason. Because the fee waiver reflects the current agreement, the Fund's total annual fund operating expenses after fee waiver does not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs  may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 years	10 Years
Class 1	$44	$153	$273	$621
Class 2	$69	$233	$410	$924
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund normally invests in all stocks in the Russell 1000® Growth Index (the "Index") in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund's performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.
The Index is an unmanaged index composed of companies in the Russell 1000® Index which exhibit higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.
In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

Growth Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•
Growth Stocks Risk – Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price swings or to adverse developments in certain sectors of the market.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Russell 1000 Growth Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
1.92%
14.40%
32.48%
12.21%
4.86%
6.43%
28.89%
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q1, 2012)	14.41%
Lowest (Q3, 2011)	-13.18%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Since Inception (Class 1 – 10/17/2016 and Class 2 - 4/30/2010)
AZL® Russell 1000 Growth Index Fund (Class 1)	29.19%	N/A	26.34%
AZL® Russell 1000 Growth Index Fund (Class 2)	28.89%	16.42%	13.98%
Russell 1000® Growth Index*	30.21%	17.33%	14.89%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the Russell 1000® Growth Index is calculated from 4/30/2010.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, Rachel Aguirre, Managing Director, since April 2015, and Jennifer Hsui, CFA, Managing Director, since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Russell 1000 Value Index Fund, Class 1 and Class 2

AZL® RUSSELL 1000 VALUE INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the total return of the Russell 1000® Value Index.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.44%	0.44%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Portfolio Operating Expenses	0.50%	0.75%
Fee Waiver(1)	-0.07%	-0.07%
Total Annual Fund Operating Expenses After Fee Waiver(1)	0.43%	0.68%
(1)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.37% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason. Because the fee waiver reflects the current agreement, the Fund's total annual fund operating expenses after fee waiver do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$44	$153	$273	$621
Class 2	$69	$233	$410	$924
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund normally invests in all stocks in the Russell 1000® Value Index (the "Index") in proportion to their weighting in the Index. The subadviser attempts to have a correlation between the Fund's performance and that of the Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the Index were perfectly correlated.
The Index is an unmanaged index composed of companies in the Russell 1000® Index which exhibit lower price-to-book ratios and lower expected growth values. The Russell 1000® Index is itself composed of approximately 1,000 of the largest securities on the Russell 3000® Index, based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.
In seeking to match the performance of the Index, the subadviser uses a passive management approach and purchases all or a representative sample of the stocks comprising the Index. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of securities of companies included in the Russell 1000
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Value Index or in derivative instruments linked to that Index, primarily stock index futures contracts. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Because the Fund has expenses, performance will tend to be slightly lower than that of the target benchmark.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•
Value Stocks Risk – Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Russell 1000 Value Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return

60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
Annual Return %
-0.25%
16.63%
31.52%
12.59%
-4.42%
16.15%
13.02%
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q4, 2011)	12.85%
Lowest (Q3, 2011)	-16.24%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Since Inception (Class 1 – 10/17/2016 and Class 2 - 4/30/2010)
AZL® Russell 1000 Value Index Fund (Class 1)	13.38%	N/A	18.07%
AZL® Russell 1000 Value Index Fund (Class 2)	13.02%	13.19%	11.26%
Russell 1000® Value Index*	13.66%	14.04%	12.08%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the Russell 1000® Value Index is calculated from 4/30/2010.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, Rachel Aguirre, Managing Director, since April 2015, and Jennifer Hsui, CFA, Managing Director, since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® S&P 500 Index Fund, Class 1 and Class 2

AZL® S&P 500 INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the total return of the Standard & Poor's 500 Index ("S&P 500®").

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.17%	0.17%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.23%	0.48%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$24	$74	$130	$293
Class 2	$49	$154	$269	$604
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 2% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The subadviser normally invests in all 500 stocks in the S&P 500® in proportion to their weighting in the index.
The subadviser attempts to have a correlation between the Fund's performance and that of the S&P 500® Index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P 500® is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P® adjusts each company's stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the company's total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in the securities of or in a statistically selected sampling of the securities of companies included in the S&P 500 Index or in derivative instruments linked to that Index.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® S&P 500 Index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in the value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Industry Sector Risk – Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the Fund's portfolio.

•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® S&P 500 Index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-37.62%
25.36%
14.57%
1.55%
15.42%
31.66%
13.12%
0.95%
11.45%
21.36%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	15.75%
Lowest (Q4, 2008)	-22.35%

Average Annual Total Returns
	One Year Ended December 31, 2017	Five Year Ended December 31, 2017	Ten Year Ended December 31, 2017
AZL® S&P 500 Index Fund (Class 1)	21.60%	15.54%	8.15%
AZL® S&P 500 Index Fund (Class 2)	21.36%	15.25%	7.88%
S&P 500® Index*	21.83%	15.79%	8.50%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the S&P 500 Index is calculated from 5/1/2007.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, Rachel Aguirre, Managing Director, since April 2015, and Jennifer Hsui, CFA, Managing Director, since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Small Cap Stock index Fund, Class 1 and Class 2

AZL® SMALL CAP STOCK INDEX FUND, CLASS 1 AND CLASS 2

Investment Objective

The Fund seeks to match the performance of the Standard & Poor's (S&P) SmallCap 600 Index®.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class 1	Class 2
Management Fee	0.26%	0.26%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.32%	0.57%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$33	$103	$180	$406
Class 2	$58	$183	$318	$714
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The subadviser normally invests in all of the stocks in the S&P SmallCap 600® Index in proportion to their weighting in the index.
Under normal market conditions, the Fund invests at least 80% of its assets, plus any borrowings for investment purposes, in investments of small-capitalization companies, which for this purpose are companies with market capitalizations (the total market value of a company's outstanding stock) at the time of purchase included in the S&P SmallCap 600 Index.
The subadviser attempts to have a correlation between the Fund's performance and that of the index of at least 0.95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated.
The S&P SmallCap 600® Index is an unmanaged index composed of 600 domestic stocks with market capitalizations ranging between approximately $400 million and $2.1 billion, depending on index composition. S&P® adjusts each company's stock weighting in the index by the number of available float shares (those shares available to public investors) divided by the total shares outstanding of the company, which means larger companies with more available float shares have greater representation in the index than smaller ones.
In seeking to match the performance of the index, the subadviser uses a passive management approach and generally purchases all of the stocks comprising the benchmark index. However, in certain circumstances the subadviser may find it advantageous to purchase a representative sample of the stocks comprising the index. The subadviser also may use stock index futures as a substitute for the sale or purchase of securities.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Small Cap Stock index Fund, Class 1 and Class 2

Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•
Index Fund Risk – The Fund does not attempt to manage market volatility or reduce the effects of poor stock performance. In addition, factors such as Fund expenses, selection of a representative portfolio, changes in the composition of the index, or the timing of purchases or redemptions of Fund shares may affect the correlation between the performance of the index and the Fund's performance.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•
Leveraging Risk – The Fund may engage in certain kinds of transactions, including the use of derivatives, that may give rise to a form of leverage. The use of leverage may require the Fund to liquidate a portfolio position at a disadvantageous time or may exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and since its inception compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesAZL® Small Cap Stock index Fund, Class 1 and Class 2

Performance Bar Chart and Table (Class 2)

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-30.94%
24.84%
25.49%
0.29%
15.82%
40.62%
5.23%
-2.49%
25.71%
12.75%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.83%
Lowest (Q4, 2008)	-25.21%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017	Since Inception (Class 1 – 10/17/2016 and Class 2 – 5/1/2007)
AZL® Small Cap Stock Index Fund (Class 1)	12.94%	N/A	N/A	22.97%
AZL® Small Cap Stock Index Fund (Class 2)	12.75%	15.38%	9.90%	8.63%
S&P SmallCap 600 Index*	13.23%	15.99%	10.43%	9.12%
*	Reflects no deduction for fees, expenses, or taxes. The since inception performance data for the S&P Small Cap 600 Index is calculated from 5/1/2007.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
BlackRock Investment Management, LLC serves as the subadviser to the Fund.
The portfolio managers for the Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, Rachel Aguirre, Managing Director, since April 2015, and Jennifer Hsui, CFA, Managing Director, since May 2018.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund

AZL® T. ROWE PRICE CAPITAL APPRECIATION FUND

Investment Objective

The Fund seeks long term capital appreciation with preservation of capital as an important intermediate-term objective.

Fees and Expenses

Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund is offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.05%
Acquired Fund Fees and Expenses(1)	0.03%
Total Annual Fund Operating Expenses	1.08%
Fee Waiver(2)	-0.05%
Total Annual Fund Operating Expenses After Fee Waiver(2)	1.03%
(1)
Because Acquired Fund Fees and Expenses are not included in the Fund's Financial Highlights, the Fund's total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the Financial Highlights table.

(2)
The Manager and the Fund have entered into a written agreement reducing the management fee to 0.70% through at least April 30, 2019, after which the fee waiver may be terminated by the Manager or the Fund at any time and for any reason.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. It reflects the management fee waiver agreement for the first year. If Contract fees were included, the costs shown would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$105	$339	$591	$1,313
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 65% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies of the Fund
The Fund will normally invest at least 50% of its total assets in the common stocks of established U.S. companies that the subadviser believes have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, mortgage- and asset-backed securities, bank loans (which represent an interest in amounts owed by a borrower to a syndicate of lenders), and foreign securities, in keeping with the Fund's objective. The Fund may invest up to 25% of its total assets in foreign securities.
The Fund's investments in common stocks generally fall into one of two categories: the larger category comprises long-term core holdings whose prices when the subadviser buys them are considered low in terms of company assets, earnings, or other factors; the smaller category comprises opportunistic investments whose prices the subadviser expects to rise in the short term but not necessarily over the long term. There are no limits on the market capitalization of the issuers of the stocks in which the Fund invests. Since the subadviser attempts to prevent losses as well as achieve gains, the subadviser typically uses a value approach in selecting investments. The subadviser's research team seeks to identify companies that seem undervalued by various measures, such as price/book value, and may be temporarily out of favor but the subadviser believes has good prospects for capital appreciation. The subadviser may establish relatively large positions in companies the subadviser finds particularly attractive.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund

The subadviser works as hard to reduce risk as to maximize gains and may seek to realize gains rather than lose them in market declines. In addition, the subadviser searches for attractive risk/reward values among all types of securities. The portion of the Fund invested in a particular type of security, such as common stocks, results largely from case-by-case investment decisions, and the size of the Fund's cash reserves may reflect the portfolio manager's ability to find companies that meet valuation criteria rather than his market outlook.
The Fund may purchase bonds, convertible securities, mortgage and asset backed securities, and bank loans for their income or other features or to gain additional exposure to a company. Maturity and quality are not necessarily major considerations and there are no limits on the maturities or credit ratings of the debt instruments in which the Fund invests. The Fund may invest up to 25% of its total assets in below investment-grade debt securities ("junk bonds") and bank loans. If a security is split-rated (i.e., rated investment-grade by at least one rating agency and noninvestment-grade by another rating agency), the higher rating will be used for purposes of this requirement. In addition, the Fund may invest up to 10% of its total assets in mortgage- and asset-backed securities. The Fund also writes (i.e., sells) call options, primarily in an effort to protect against downside risk or to generate additional income.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
Principal Risks of Investing in the Fund
The price per share of the Fund will fluctuate with changes in value of the investments held by the Fund. You may lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Fund will achieve its objective.
The following is a summary of the principal risks to which the Fund's portfolio as a whole is subject. As changes occur in a Fund's portfolio holdings, the extent to which the portfolio is subject to each of these risks may also change.
•	Market Risk – The market value of portfolio securities may go up or down, sometimes rapidly and unpredictably.
•	Issuer Risk – The value of a security may decline for a number of reasons directly related to the issuer of the security.
•	Selection Risk – Because this Fund is actively managed, there can be no guarantee that investment decisions made for the fund will produce the desired results.
•
Value Stocks Risk – Value investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. Value stocks may lose favor with investors, or their valuations may not improve as anticipated.

•
Capitalization Risk – Investing in small- to mid-sized companies creates risk because smaller companies may have unpredictable or limited earnings, and their securities may be less liquid or experience more volatile prices than those of large companies.

•
Focused Investment Risk – Investing in a relatively small number of issuers, industries, or regions involves added risk. Changes in the value of a single security or a single economic, political, or regulatory event may have a large impact on the value of the Fund's portfolio.

•
Bank Loan Risk – To the extent the fund invests in bank loans, it is exposed to additional risks beyond those normally associated with more traditional debt securities. The fund's ability to receive payments in connection with the loan depends primarily on the financial condition of the borrower, and whether or not a loan is secured by collateral, although there is no assurance that the collateral securing the loan will be sufficient to satisfy the loan obligation. In addition, bank loans often have contractual restrictions on resale, which can delay the sale and adversely impact the sale price.

•
Convertible Securities Risk – The value of convertible securities may be affected by interest rates, default by the issuer on principal or interest payments, and the value of the underlying stock into which the securities may be converted.

•
Interest Rate Risk – Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

•	Credit Risk – The failure of the issuer of a debt security to pay interest or repay principal in a timely manner may have an adverse impact on the Fund's earnings.
•
Security Quality Risk (also known as High Yield Risk or Junk Bond Risk) – The Fund may invest in high yield, high risk debt securities, which may be subject to higher levels of credit and liquidity risk than higher quality debt securities. Security quality risk is sometimes known as "high-yield risk" or "junk bond risk."

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund

•
Foreign Risk – Investing in the securities of non-U.S. issuers involves a number of risks, such as fluctuations in currency values, adverse political, social or economic developments, reduced liquidity, and differences in social and economic developments or policies.

•
Derivatives Risk – Investing in derivative instruments involves risks that may be different from or greater than the risks associated with investing directly in securities or other traditional investments.

•	Liquidity Risk – An investment that is difficult to purchase or sell may have an adverse effect on the Fund's returns.
•
Mortgage-Related and Other Asset-Backed Risk – Investing in mortgage-related or other asset-backed securities involves a variety of risks associated with the credit markets, such as rising or falling interest rates, increases in the rate of defaults or prepayments, and the quality of the pool of mortgages (subprime risk) or other assets that backs the security.

•
Options Risk – To the extent the fund uses options, it is exposed to additional volatility and potential losses. Writing call options exposes the fund to the risk that the underlying security may not move in the direction anticipated by the portfolio manager, requiring the fund to buy or sell the security at a price that is disadvantageous to the fund.

Performance Information
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance, the S&P 500 Index. The Fund's performance also is compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which shows how the Fund's performance compares with the returns of a broad index of investment-grade fixed-rate debt issues, and to a Balanced Composite Index, which shows how the Fund's performance compares with a composite index composed of the S&P 500® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%) in proportions similar to the equity to fixed income allocation of the Fund.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
-40.50%
31.83%
12.05%
-4.20%
12.32%
29.94%
11.77%
5.07%
7.84%
15.04%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Summaries AZL® T. Rowe Price Capital Appreciation Fund

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	20.68%
Lowest (Q4, 2008)	-25.23%
Average Annual Total Returns
	One Year Ended December 31, 2017	Five Years Ended December 31, 2017	Ten Years Ended December 31, 2017
AZL® T. Rowe Price Capital Appreciation Fund	15.04%	13.62%	6.00%
S&P 500 Index*	21.83%	15.79%	8.50%
Bloomberg Barclays U.S. Aggregate Bond Index*	3.54%	2.10%	4.01%
Balanced Composite Index*	14.26%	10.25%	7.09%
*	Reflects no deduction for fees, expenses, or taxes.

Management

Allianz Investment Management LLC serves as the investment adviser to the Fund.
T. Rowe Price Associates, Inc. serves as the subadviser to the Fund.
The portfolio manager of the Fund, since November 2013, is: David R. Giroux, Portfolio Manager.
For important information about tax information and financial intermediary compensation, please turn to the sections "Tax Information" and "Financial Intermediary Compensation" at page 85 in this prospectus.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund SummariesTax Information and Financial Intermediary Compensation

TAX INFORMATION

Shares of the Funds are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the "Contracts"). Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract. You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.

FINANCIAL INTERMEDIARY COMPENSATION

Shares of the Funds are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Funds and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Funds and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including a Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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MORE ABOUT THE FUNDS

OVERVIEW

The Allianz Variable Insurance Products Trust (the "VIP Trust") consists of 23 separate investment portfolios (together, the "Funds," "VIP Funds" or "Allianz VIP Funds," and each individually, a "Fund," "VIP Fund," or "Allianz VIP Fund"). Each Fund is a diversified open-end fund and a series of the VIP Trust. Within the scope of an investment program approved by the Board of Trustees to the VIP Funds (the "Board," the "Trustees" or the "Board of Trustees"), the Funds are managed by Allianz Investment Management LLC (the "Manager"), which in turn has retained certain asset management firms (the "subadvisers") to make investment decisions on behalf of the Funds (but not AZL Moderate Index Strategy Fund). The Manager selected each subadviser based on the subadviser's experience with the investment strategy for which it was selected. The VIP Trust provides investment vehicles for variable annuity contracts and variable life insurance policies (the "Contracts") offered by the separate accounts of various life insurance companies affiliated with the Manager. The separate accounts buy, and own, shares of the Funds on behalf of Contract owners who direct purchase payments to subaccounts of the separate accounts that invest in the Funds. Therefore, you cannot directly purchase, nor will you directly own, shares of the Funds.
This prospectus is designed to help you make informed decisions about certain investment options available under your Contract. You will find details about how your Contract works in the related Contract prospectus.
This prospectus summarizes key information about the Funds, including information regarding the investment objectives, strategies and risks and performance and fees for all the Funds. "You" and "your" refer to both direct shareholders (including the insurance company separate accounts that invest assets on behalf of their contract holders) and contract holders who invest in the Funds indirectly through the Contracts.
Unless otherwise indicated, any percentage limitation on a Fund's holdings set forth in the summaries above is applied only when that particular type of security is purchased. In the case of illiquid securities, if the limitation is exceeded, the Funds will take appropriate steps to bring the aggregate amount of illiquid securities below the limit as soon as practicable.
Investors should carefully consider their investment goals and willingness to tolerate investment risk before allocating their investment to a Fund.
Certain of the Funds may have names, investment objectives, strategies, portfolio manager(s), and characteristics that are substantially similar to other mutual funds managed by the subadvisers. However, the asset size, portfolio composition, fees, and expenses of a Fund may be different from those of any similar fund, and performance may be better or worse. No representation is made that the Funds will perform in an equivalent manner to the similar funds. Funds may be added or removed from the VIP Trust from time to time.
The following Funds have names that suggest a focus on a particular type of investment:
AZL DFA Emerging Markets Core Equity Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
In accordance with Rule 35d-1 under the Investment Company Act of 1940 (the "1940 Act"), each of these funds has adopted a policy that it will, under normal circumstances, invest at least 80% of its assets (exclusive of collateral received in connection with securities lending, if applicable) in investments of the type suggested by its name. For this policy, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments, or derivatives, such as futures and options, may be included in the 80% basket. Only the market value of derivatives instruments will be used for purposes of meeting the 80% policy. A Fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" policy, which means that it may be changed without the vote of a majority of a Fund's outstanding shares as defined in the 1940 Act. The name of each of these Funds may be changed at any time by a vote of the Trustees. However, Rule 35d-1 also requires that shareholders be given written notice at least 60 days prior to any change by a Fund of its 80% investment policy.
The investment objective of each Fund, except the AZL Government Money Market Fund, may be changed by the Trustees without shareholder approval.
Fund Operating Expense Limitation Agreement
The Manager and each of the following Funds have entered into a written agreement, through April 30, 2019, limiting the operating expenses of the Fund, excluding certain expenses (such as interest expense, acquired fund fees, cash overdraft fees, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business), to the amount set forth below. After April 30, 2019, the Manager may terminate the agreement for any reason on 30 days written notice to the Fund. Each Fund is authorized to reimburse the Manager for management fees previously waived and/or for the cost of expenses previously paid by the Manager pursuant to this agreement, provided that such reimbursement will not cause the Fund to exceed the lesser of any applicable limits in effect (i) at the time of the original waiver and (ii) at the time of such reimbursement, as supported by standard accounting practices. The Fund's ability to reimburse the Manager in this manner only applies to fees paid or reimbursements made by the Manager within the three fiscal years prior to the date of such reimbursement. To the extent that a Fund makes such reimbursements to the Manager, the amount of the reimbursements will be reflected in the financial statements in the Fund's shareholder reports and in Other Expenses under Fees and Expenses of the Fund.
Name of Fund	Operating Expense Limitation (through April 30, 2019)
	Class 1	Class 2
AZL BlackRock Global Allocation Fund	N/A	1.19%
AZL DFA Emerging Markets Core Equity Fund	N/A	1.50%
AZL DFA Five-Year Global Fixed Income Fund	N/A	0.95%
AZL DFA International Core Equity Fund	N/A	1.39%
AZL DFA U.S. Core Equity Fund	N/A	1.20%
AZL DFA U.S. Small Cap Fund	N/A	1.35%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.46%	0.71%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.70%	0.95%
AZL Gateway Fund	N/A	1.25%
AZL Government Money Market Fund	N/A	0.87%
AZL International Index Fund	0.52%	0.77%
AZL MetWest Total Return Bond Fund	N/A	0.91%
AZL Mid Cap Index Fund	0.46%	0.71%
AZL Moderate Index Strategy Fund	0.20%	N/A
AZL Morgan Stanley Global Real Estate Fund	1.10%	1.35%
AZL MSCI Emerging Markets Equity Index Fund	0.85%	1.10%
AZL MSCI Global Equity Index Fund	0.55%	0.80%
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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AZL Russell 1000 Growth Index Fund	0.59%	0.84%
AZL Russell 1000 Value Index Fund	0.59%	0.84%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Small Cap Stock Index Fund	0.46%	0.71%
AZL T. Rowe Price Capital Appreciation Fund	N/A	1.20%
The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may be terminated at any time after April 30, 2019.
Name of Fund	Management Fee
AZL DFA Emerging Markets Core Equity Fund	0.95% on all assets
AZL DFA Five-Year Global Fixed Income Fund	0.50% on all assets
AZL DFA International Core Equity Fund	0.75% on all assets
AZL DFA U.S. Core Equity Fund	0.54% on all assets
AZL DFA U.S. Small Cap Fund	0.70% on all assets
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.45% on all assets
AZL MetWest Total Return Bond Fund	0.55% on all assets
AZL Moderate Index Strategy Fund	0.05% on all assets
AZL Morgan Stanley Global Real Estate Fund	0.85% on all assets
AZL MSCI Emerging Markets Equity Index Fund	0.45% on all assets
AZL MSCI Global Equity Index Fund	0.31% on all assets
AZL Russell 1000 Growth Index Fund	0.37% on all assets
AZL Russell 1000 Value Index Fund	0.37% on all assets
AZL T. Rowe Price Capital Appreciation Fund	0.70% on all assets
The AZL Moderate Index Strategy Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. The Manager believes, and the Board of Trustees of the Trust has determined, that the management and other fees paid by the Fund are for services that are in addition to, not duplicative of, the services provided to the underlying funds. These services include the asset allocation and monitoring functions provided by the Manager to the Fund.
The underlying funds may pay 12b-1 fees to the distributor of the Contracts for distribution services or service fees to the insurance companies (or their affiliates) that issue the Contracts for customer service and other administrative services.
The amount of such 12b-1 fees or service fees may vary depending on the underlying fund. Such 12b-1 fees or service fees generally are paid by shareholders of the underlying funds, including the Fund, and have the effect of increasing the expenses incurred by the Fund. The Manager may invest in an underlying fund with a 12b-1 fee or a service fee in circumstances where an identical fund without such fees, or with lower fees, may be available.
The underlying funds do not pay 12b-1 fees or service fees to the Fund, and the Fund does not charge 12b-1 fees or service fees. The distributor of the Contracts is an affiliate of the Manager.
Investment advisers to the underlying funds, or their affiliates, also may pay the insurance companies offering the Contracts through which the Fund is sold a service fee for servicing customer accounts. For further information regarding these fees, please see your Contract prospectus.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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INVESTMENT STRATEGIES

Temporary Defensive Positions
For temporary defensive purposes or when cash is temporarily available, each of the Funds may invest in investment grade, short-term debt instruments, including government, corporate, and money market securities. If a Fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.
Frequent Trading
Each of the following Funds may engage in frequent trading in order to achieve its investment objectives. Frequent trading may result in higher transaction costs, which adversely affects a Fund's performance.
AZL BlackRock Global Allocation Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL BlackRock Global Allocation Fund
In addition to investing in foreign securities, the Fund actively manages its exposure to foreign currencies through the use of forward currency contracts and other currency derivatives. From time to time, the Fund may own foreign cash equivalents or foreign bank deposits as part of the Fund's investment strategy. The Fund will also invest in non-U.S. currencies, however, the Fund may underweight or overweight a currency based on the subadviser's outlook.
The Fund may use derivatives, including options, futures, indexed securities, inverse securities, swaps and forward contracts both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. Derivatives are financial instruments whose value is derived from another security, a commodity (such as oil or gas), a currency or an index, including, but not limited to such as the S&P 500 Index and The VIX. The use of options, futures, indexed securities, inverse securities, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund's assets.
The Fund may enter into contracts for difference ("CFD"), a type of derivative. A CFD is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares.
For temporary defensive purposes the Fund may deviate very substantially from the allocations described in this prospectus.
Subsidiary
The Fund may seek exposure to the investment returns of real assets that trade in the commodity markets through investment in commodity-linked derivative instruments and investment vehicles such as exchanged traded funds that exclusively invest in commodities, which are designed to provide this exposure without direct investment in physical commodities. The Fund may also gain exposure to commodity markets by investing in the AZL Cayman Global Allocation Fund I, Ltd. (the "Subsidiary"). The Subsidiary invests primarily in commodity-related instruments. BlackRock Investment Management, LLC ("BlackRock") is the manager of the Subsidiary. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The Fund will limit its investments in the Subsidiary to 25% of its total assets. The Subsidiary may also hold cash and invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for the Subsidiary's derivative positions.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in material respect, as the policies and procedures adopted by the Fund. As a result, BlackRock, in managing the subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to its management of the Fund, and, in particular, to the
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described in detail in the SAI. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Board of Trustees regarding the Subsidiary's compliance with the policies and procedures. The Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.
BlackRock provides investment management and other services to the Subsidiary, but does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Fund pays the Manager (and the Manager pays the subadviser) based on the Fund's assets, including the assets invested in the Subsidiary. The Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and audit services with the same or with affiliates of the same service providers that provide those services to the Fund.
The financial statements of the Subsidiary will be consolidated with the Fund's financial statements in the Fund's Annual and Semi-Annual Reports. The Fund's Annual and Semi-Annual Reports are distributed to shareholders, and copies of the reports are provided without charge upon request as indicated on the back cover of this prospectus.
AZL DFA Funds
Exchange Traded Funds
The equity funds (AZL DFA Emerging Markets Core Equity Fund, AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund) each may invest in exchange-traded funds (ETFs) and similarly structured pooled investments for the purpose of gaining exposure to the equity markets while maintaining liquidity.
AZL DFA Emerging Markets Core Equity Fund
AZL DFA International Core Equity Fund
Approved Markets
The subadviser will determine in its discretion which countries to designate as approved markets for investment by the AZL DFA Emerging Markets Core Equity Fund and AZL DFA International Core Equity Fund, and whether to invest in such approved markets. A Fund may continue to hold investments in countries that are not currently designated as approved markets, but had been authorized for investment in the past, and may reinvest distributions received in connection with such existing investments in such previously approved markets.
A security is associated with an approved market if, for among other reasons, it: (i) is organized under the laws of, or maintains its principal place of business in, an approved market; (ii) is a security for which the principal trading market is in an approved market; (iii) is issued or guaranteed by the government of an approved market, its agencies or instrumentalities, or the central bank of such country or territory; (iv) is denominated in an approved market currency issued by companies to finance operations in approved markets; (v) derives at least 50% of their revenues or profits from goods produced or sold, investments made, or services performed in approved markets or have at least 50% of its assets in approved markets; (vi) is an equity security in approved markets in the form of depositary shares; (vii) is a security of a pooled investment vehicle that invests primarily in securities of approved markets or is a derivative instrument that derives its value from securities of approved markets; (viii) for the AZL DFA International Core Equity Fund, is included in the MSCI World ex USA Index; or (ix) for the AZL DFA Emerging Markets Core Equity Fund, is included in the MSCI Emerging Markets Index. Securities of approved markets may include securities of companies that have characteristics and business relationships common to companies in other countries or regions. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries or regions as well as in the approved markets.
AZL DFA Five-Year Global Fixed Income Fund
The following is a further description of the categories of investments that may be acquired by the Fund:
• U.S. Government Obligations – Debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds.
• U.S. Government Agency Obligations – Issued or guaranteed by U.S. government-sponsored instrumentalities and federal agencies, which have different levels of credit support. The U.S. government agency obligations include, but are not limited to, securities issued by agencies and instrumentalities of the U.S. Government that are supported by the full
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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faith and credit of the United States, such as the Federal Housing Administration and Ginnie Mae, including Ginnie Mae pass-through certificates. Other securities issued by agencies and instrumentalities sponsored by the U.S. Government may be supported only by the issuer's right to borrow from the U.S. Treasury, subject to certain limits, such as securities issued by Federal Home Loan Banks, or are supported only by the credit of such agencies, such as Freddie Mac and Fannie Mae.
• Corporate Debt Obligations – Nonconvertible corporate debt securities (e.g., bonds and debentures), which are rated Aa3 or better by Moody's, or AA- or better by S&P, or AA- or better by Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization ("NRSRO"), or if there is no rating for the debt security, they are determined by the Subadviser to be of comparable quality to equivalent issues of the same issuer rated at least AA- or Aa3.
• Bank Obligations – Obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit), time deposits and bankers' acceptances. Bank certificates of deposit will only be acquired from banks having assets in excess of $1,000,000,000.
• Commercial Paper – Rated, at the time of purchase, A1 or better by S&P or Prime1 by Moody's, or F1 or better by Fitch, or an equivalent rating assigned by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated  Aaa by Moody's or AAA by S&P or AAA by Fitch or an equivalent rating assigned by another nationally recognized statistical rating organization ("NRSRO").
• Repurchase Agreements – Instruments through which the Fund may purchase securities ("underlying securities") from a bank or a registered U.S. government securities dealer, with an agreement by the seller to repurchase the securities at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U.S. government and agency obligations described in (1) and (2) above. The Fund will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of the Fund's total assets would be so invested. In addition, a repurchase agreement with a duration of more than seven days will be subject to the Fund's policy regarding illiquid securities. The Fund also will only invest in repurchase agreements with a bank if the bank has at least $1,000,000,000 in assets and is approved by the Investment Committee of the subadviser. The subadviser will monitor the market value of the securities plus any accrued interest thereon so that they will at least equal the repurchase price.
• Foreign Government and Agency Obligations – Bills, notes, bonds and other debt securities issued or guaranteed by foreign governments, or their agencies and instrumentalities.
• Supranational Organization Obligations – Debt securities of supranational organizations such as the European Investment Bank, the Inter-American Development Bank or the World Bank, which are chartered to promote economic development.
• Foreign Issuer Obligations – Debt securities of non-U.S. issuers rated AA- or better by S&P or Fitch, Aa3or better by Moody's, or an equivalent rating assigned by another nationally recognized statistical rating organization ("NRSRO"), or, if unrated, securities that have been determined by the subadviser to be of comparable quality.
• Eurodollar Obligations – Debt securities of domestic or foreign issuers denominated in U.S. dollars but not trading in the United States.
• Money Market Funds – The Fund may invest in affiliated and unaffiliated registered and unregistered money market funds. Investments in money market funds may involve a duplication of certain fees and expenses.
The categories of investments that may be acquired by the Fund include both fixed and floating rate securities. Floating rate securities bear interest at rates that vary with prevailing market rates. Interest rate adjustments are made periodically (e.g., every six months), usually based on a money market index such as the London Interbank Offered Rate (LIBOR) or the Treasury bill rate.
The Fund will be managed with a view to capturing credit risk premiums and term or maturity premiums. The term "credit risk premium" means the anticipated incremental return on investment for holding obligations considered to have greater credit risk than direct obligations of the U.S. Treasury, and "maturity risk premium" means the anticipated relative return on investment for holding securities having longer-term maturities as compared to securities having shorter-term maturities. At times when, in the subadviser's judgment, eligible foreign securities do not offer maturity risk premiums
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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that compare favorably with those offered by eligible U.S. Securities, the Fund will be invested primarily in the latter securities. The subadviser believes that credit risk premiums are available largely through investment in commercial paper, certificates of deposit and corporate obligations. The holding period for assets of the Fund will be chosen with a view to maximizing anticipated returns, net of trading costs.
The Fund may engage in frequent trading of portfolio securities and, therefore, may be expected to have a high portfolio turnover rate. The rate of portfolio turnover will depend upon market and other conditions; it will not be a limiting factor when management believes that portfolio changes are appropriate. While the Fund generally acquires securities in principal transactions and, therefore, does not pay brokerage commissions, the spread between the bid and asked prices of a security may be considered to be a "cost" of trading. Such costs ordinarily increase with trading activity. However, securities ordinarily will be sold when, in the subadviser's judgment, the expected return of the Fund will be increased as a result of portfolio transactions after taking into account the cost of trading. It is anticipated that short-term instruments will be acquired in the primary and secondary markets. A high portfolio turnover rate may result in increased trading costs.
The Fund may use derivatives, such as futures contracts and options on futures contracts, to hedge its currency exposure or to adjust market exposure based on actual or expected cash inflows to or outflows from the Fund.
AZL Gateway Fund
Writing index call options reduces the Fund's volatility, provides a steady cash flow and is an important source of the Fund's return, although it also reduces the Fund's ability to profit from increases in the value of its equity portfolio. The value of an index put option generally increases as the prices of stocks constituting the index decrease and decreases as those stocks increase in price.
Because the Fund writes index call options and purchases index put options in addition to investing in equity securities, the Fund's volatility is expected to be closer to intermediate- to long-term fixed income investments (intermediate-term are those with approximately five-year maturities and long-term are those with maturities of ten or more years) and hybrid investments (blends of equity and short-term fixed income securities) than to equity investments.
The Fund seeks to provide an efficient trade-off between risk and reward where risk is characterized by volatility or fluctuations in value over time.
Purchasing Stocks
The Fund invests in a diversified stock portfolio, generally consisting of approximately 200 to 400 stocks, designed to support the Fund's index option-based risk management strategy as efficiently as possible while seeking to enhance the Fund's total return. The subadviser uses a multi-factor quantitative model to construct the stock portfolio. The model evaluates U.S.-exchange-traded equities that meets criteria and constraints established by the subadviser. Generally, the subadviser tries to minimize the difference between the performance of the stock portfolio and that of the index or indexes underlying the Fund's option strategies while also considering other factors, such as predicted dividend yield. The subadviser monitors this difference and the other factors, and rebalances and adjusts the stock portfolio from time to time, by purchasing and selling stocks. The subadviser expects the portfolio to generally represent the broad U.S. equity market.
Writing Index Call Options
The Fund continuously writes index call options, typically on broad-based securities market indices, on the full value of its broadly diversified stock portfolio. As the seller of the index call option, the Fund receives cash (the "premium") from the purchaser. The purchaser of an index call option has the right to any appreciation in the value of the index over a fixed price (the "exercise price") on a certain date in the future (the "expiration date"). If the purchaser does not exercise the option, the Fund retains the premium. If the purchaser exercises the option, the Fund pays the purchaser the difference between the value of the index and the exercise price of the option. The premium, the exercise price and the value of the index determine the gain or loss realized by the Fund as the seller of the index call option. The Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the difference between the cost of repurchasing the option and the premium received will determine the gain or loss realized by the Fund.
Purchasing Index Put Options
The Fund may buy index put options in an attempt to protect the Fund from a significant market decline that may occur over a short period of time. The value of an index put option generally increases as stock prices (and the value of the
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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index) decrease and decreases as those stocks (and the index) increase in price. The Fund may not spend at any time more than 5% of its assets to purchase index put options.
Other Investments
The Fund may invest in foreign securities traded in U.S. markets (through ADRs or stocks traded in U.S. dollars). The Fund may also invest in other investment companies, including money market funds, to the extent permitted by the 1940 Act. The Fund may enter into repurchase agreements and/or hold cash and cash equivalents.
AZL T. Rowe Price Capital Appreciation Fund
The Fund's attempt to cushion the effects of market declines on the share price could reduce the fund's overall risk (volatility) relative to that of the broad stock market. In addition, the Fund's ability to seek appreciation opportunities outside the stock market may also aid performance when stocks are declining. The Fund's significant investment in common stocks could allow it to participate in favorable stock market trends.
The Fund's subadviser generally uses a value approach, which means looking for companies whose stocks and other securities appear to be undervalued or out of favor with investors. Possible indicators of an undervalued stock include:
•	above-average dividend yield relative to the S&P 500;
•	low price/earnings ratio relative to the S&P 500;
•	low price/book ratio relative to the market, competitors, or historic norms; and
•	low stock price relative to a company's underlying value as measured by assets, cash flow, or business franchises.
The Fund's value emphasis may lead to a contrarian approach, resulting in purchases of stocks or other securities shunned by investors due to earnings setbacks, unfavorable industry or economic conditions, or negative publicity. Such investments may be attractive to the Fund if their prices appear to be excessively discounted and prospects for appreciation are considered favorable.
Numerous situations exist in which a company's intrinsic value may not be reflected in its stock price. For example, a company may own a substantial amount of real estate that is valued on its financial statements well below market levels. If those properties were to be sold, or if their hidden value became recognized in some other manner, the company's stock price could rise. In another example, a company's management could spin off an unprofitable division into a separate company, potentially increasing the value of the parent. Or, in the reverse, a parent company could spin off a profitable division that has not drawn the attention it deserves, potentially resulting in higher valuations for both entities.
Sometimes new management can revitalize companies that have grown too large or lost their focus, eventually leading to improved profitability. Management could increase shareholder value by using excess cash flow to pay down debt, buy back outstanding shares of common stock, or raise the dividend.
While most assets will be invested in common stocks, bonds, convertible securities, bank loans, and options, other strategies may be employed that are not considered part of the Fund's principal investment strategies. The Fund may invest in bonds and debt securities of any type, including municipal securities, and mortgage and asset backed securities without restrictions on quality or rating. Investments in a company also may be made through a privately negotiated note or loan, including loan assignments and participations. The Fund may invest, to a limited extent, in derivatives such as futures contracts and forward currency exchange contracts. Any investments in futures would typically serve as an efficient means of gaining exposure to certain markets or as a cash management tool to maintain liquidity while being invested in the market. Forward currency exchange contracts would primarily be used to help protect the Fund's holdings from unfavorable changes in foreign currency exchange rates. To the extent the Fund uses futures and forward currency exchange contracts, it is exposed to potential volatility and losses greater than direct investments in the contract's underlying assets, and the risk that anticipated currency movements will not be accurately predicted.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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PRINCIPAL INVESTMENT RISKS

The following provides additional information regarding the principal risks of investing in the Funds:
Allocation Risk AZL Moderate Index Strategy Fund
The risk that the Manager allocates assets in a manner which results in the Fund underperforming other funds with similar investment objectives. For those Funds where the Manager has limited discretion to allocate Fund assets among various underlying investments, the Fund's allocation structure may cause the Fund to underperform other funds of funds with similar investment objectives. For those Funds where the Manager has discretion to allocate Fund assets among various underlying investments which represent different asset classes, each underlying investment is subject to different levels and combinations of risk, depending on the Fund's exact asset allocation.

Asset-Backed Securities Risk AZL Fidelity Institutional Asset Management® Multi-Strategy Fund AZL Fidelity Institutional Asset Management® Total Bond Fund
Asset-backed securities represent interests in "pools" of assets, including consumer loans or receivables held in trust. Asset-backed, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. The Fund's investments in asset-backed securities are subject to additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying assets, particularly during periods of economic downturn. Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that, in certain states, it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecurued, which means that there is no collateral to seize if the underlying borrower defaults.

Bank Loan Risk AZL T. Rowe Price Capital Appreciation Fund
The loans in which the Fund invests represent amounts borrowed by companies or other entities from banks and other lenders. In many cases, they are issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings, and the borrowing companies tend to have more debt than equity. Most, if not all, of the bank loans in which the fund invests will have a below investment-grade credit rating or not be rated by a major credit rating agency. The Fund may acquire bank loans directly through the lending agent, as an assignment from another lender who holds a direct interest in the loan, or as a participation interest in another lender's portion of the loan.

Call Risk

AZL BlackRock Global Allocation Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund

If interest rates fall, it is possible that issuers of callable securities held by the Fund will call or prepay their securities before their maturity dates. In this event, the proceeds from the called securities would most likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders and termination of any conversion option on convertible securities.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Capitalization Risk

AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL MSCI Global Equity Index Fund
AZL Small Cap Stock Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

To the extent the Fund invests significantly in small and/or mid-capitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.

Commodities-Related Investment Risk AZL BlackRock Global Allocation Fund
Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund's direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Contracts for Difference Risk AZL BlackRock Global Allocation Fund
Contracts for difference ("CFDs") are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. To the extent that there is an imperfect correlation between the return on the Fund's obligation to its counterparty under the CFD and the return on related assets in its portfolio, the CFD transaction may increase the Fund's financial risk. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this, and this may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which the Fund is liable. CFDs are not registered with the Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Convertible Securities Risk AZL BlackRock Global Allocation Fund AZL T. Rowe Price Capital Appreciation Fund
The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

Corporate Loans Risk AZL BlackRock Global Allocation Fund
Commerical banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate ("LIBOR") or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. The market for corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Correlation Risk AZL Gateway Fund	The effectiveness of the Fund's index option-based risk management strategy may be reduced if the Fund's equity portfolio does not correlate to the index underlying its option positions.
Credit Risk

AZL BlackRock Global Allocation Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund
AZL T. Rowe Price Capital Appreciation Fund

Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.

AZL Government Money Market Fund	Although credit risk is low because the Fund invests only in high quality obligations, if an issuer fails to pay interest or repay principal, the value of the Fund's assets could decline.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Currency Risk

AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL International Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.

Depositary Receipt Risk

AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA International Core Equity Fund
AZL Gateway Fund
AZL International Index Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Derivatives Risk

AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Mid Cap Index Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

The Funds listed may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.

Distressed Securities Risk AZL BlackRock Global Allocation Fund
Distressed securities are speculative and involve substantial risks in addition to the risks of investing in junk bonds. The Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid. These securities may present a substantial risk of default or may be in default at the time of investment. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

Emerging Markets Risk

AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL Morgan Stanley Global Real Estate Fund

In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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AZL MSCI Emerging Markets Equity Index Fund
The risks of foreign investments are usually much greater for emerging markets. Investments in emerging markets may be considered speculative. Emerging markets may include those in countries considered emerging or developing by the World Bank, the International Finance Corporation or the United Nations. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. They are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging markets have far lower trading volumes and less liquidity than developed markets. Since these markets are often small, they may be more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. In addition, traditional measures of investment value used in the United States, such as price to earnings ratios, may not apply to certain small markets. Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Many emerging markets have histories of political instability and abrupt changes in policies. As a result, their governments are more likely to take actions that are hostile or detrimental to private enterprise or foreign investment than those of more developed countries, including expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such an event, it is possible that the Fund could lose the entire value of its investments in the affected market. Some countries have pervasiveness of corruption and crime that may hinder investments. Certain emerging markets may also face other significant internal or external risks, including the risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth. National policies that may limit the Fund's investment opportunities include restrictions on investment in issuers or industries deemed sensitive to national interests. Emerging markets may also have differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments. Sometimes, they may lack or be in the relatively early development of legal structures governing private and foreign investments and private property. Many emerging markets do not have income tax treaties with the United States, and as a result, investments by the Fund may be subject to higher withholding taxes in such countries. In addition, some countries with emerging markets may impose differential capital gains taxes on foreign investors. Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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(continued) AZL MSCI Emerging Markets Equity Index Fund
The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost. The Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation. In addition,  communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.

ETF and Investment Company Risk AZL BlackRock Global Allocation Fund
The Fund may invest in ETFs or shares of open-end or closed-end investment companies, including single country funds. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.

Extension Risk

AZL BlackRock Global Allocation Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund
When interest rates rise, certain bond obligations will be paid in full by the issuer more slowly than anticipated, cause the value of the securities to fall.
Focused Investment Risk AZL MSCI Emerging Markets Equity Index Fund AZL T. Rowe Price Capital Appreciation Fund Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund
Focusing investments in a small number of issuers, industries, or regions increases risk. Funds that invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political, or regulatory occurrence may have a greater impact on the Fund's net asset value. Some of those issuers also may present substantial credit or other risks. The Fund may from time to time have greater risk if it invests a substantial portion of its assets in companies in related industries, such as technology or financial and business services, that may share common characteristics and are often subject to similar business risks and regulatory burdens. The securities of companies in similar industries may react similarly to economic, market, political, or other developments.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Foreign Risk

AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund
AZL Morgan Stanley Global Real Estate Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.

Fund of Funds Risk AZL Moderate Index Strategy Fund
The Fund, as a shareholder of the underlying funds, indirectly bears its proportionate share of any investment management fees and other expenses of the underlying funds. Further due to the fees and expenses paid by the Fund, as well as small variations in the Fund's actual allocations to the underlying funds and any cash held in the Fund's portfolio, the performance and income distributions of the Fund will not be the same as the performance and income distributions of the underlying funds allocated according to the target allocations described here.

Growth Stocks Risk AZL Russell 1000 Growth Index Fund
The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.

Income Risk

AZL DFA Five-Year Global Fixed Income Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund
Income risk is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Index Fund Risk

AZL Enhanced Bond Index Fund
AZL International Index Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.

Indexed and Inverse Securities Risk AZL BlackRock Global Allocation Fund
Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund's investment in such instruments may decline signiﬁcantly in value if interest rates or index levels move in a way Fund management does not anticipate.

Industry Sector Risk AZL S&P 500 Index Fund
At times, the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

Initial Public Offerings Risk AZL BlackRock Global Allocation Fund
The Fund may invest in initial public offerings (IPOs). By definition, securities issued in IPOs have not traded publicly until the time of their offerings. There may be only a limited number of shares available for trading, the market for those securities may be unseasoned, and the issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interest Rate Risk

AZL BlackRock Global Allocation Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund
AZL T. Rowe Price Capital Appreciation Fund

Interest rate risk is the chance that the value of the bonds the Fund holds will decline due to rising interest rates. When interest rates rise, the price of most bonds goes down. The price of a bond is also affected by its maturity. Bonds with longer maturities generally have greater sensitivity to changes in interest rates. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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AZL Government Money Market Fund
This is the risk that changes in nominal interest rates, which consist of a real interest rate and the expected rate of inflation, will affect the value of the Fund's investments in income-producing or debt securities. Although the value of money market investments is less sensitive to interest rate risk than longer-term securities, increases in nominal interest rates may cause the value of the Fund's investments to decline. Interest rates in the U.S. have been gradually increasing and are expected to continue on this path in the near term, which could expose the Fund to Interest Rate Risk.

Issuer Risk All of the Funds
The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.

Leveraging Risk

AZL BlackRock Global Allocation Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL International Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

Liquidity Risk

AZL BlackRock Global Allocation Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Morgan Stanley Global Real Estate Fund
AZL S&P 500 Index Fund
AZL T. Rowe Price Capital Appreciation Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid securities.

AZL Government Money Market Fund	The Fund may purchase variable and floating rate instruments. The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Market Risk All of the Funds
The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer's common stock but ranks junior to an issuer's debt securities. Preferred stock dividends are payable only if declared by the issuer's board, and preferred stock also may be subject to optional or mandatory redemption provisions.

Mortgage-Related and Other Asset-Backed Risk

AZL BlackRock Global Allocation Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL Moderate Index Strategy Fund
AZL T. Rowe Price Capital Appreciation Fund

The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Options Risk AZL Gateway Fund AZL T. Rowe Price Capital Appreciation Fund
The value of the Fund's positions in index options fluctuates in response to changes in the value of the underlying index. Writing index call options reduces the risk of owning stocks, but it limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The Fund also risks losing all or part of the cash paid for purchasing index put options. Unusual market conditions or the lack of a ready market for any particular option at a specific time may reduce the effectiveness of the Fund's option strategies, and for these and other reasons the Fund's option strategies may not reduce the Fund's volatility to the extent desired. From time to time, the Fund may reduce its holdings of put options, resulting in an increased exposure to a market decline.

Portfolio Turnover

AZL BlackRock Global Allocation Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

The Fund may actively and frequently trade its portfolio securities or may turn over a significant portion of its portfolio securities in a single year. High portfolio turnover (100% or more) results in higher transaction costs and can adversely affect the Fund's performance.

Precious Metal Related Securities Risk AZL BlackRock Global Allocation Fund
Prices of precious metals and of precious metal related securities historically have been very volatile. The high volatility of precious metal prices may adversely affect the financial condition of companies involved with precious metals. The production and sale of precious metals by governments or central banks or other larger holders can be affected by various economic, financial, social and political factors, which may be unpredictable and may have a significant impact on the prices of precious metals. Other factors that may affect the prices of precious metals and securities related to them include changes in inflation, the outlook for inflation and changes in industrial and commercial demand for precious metals.
Some precious metals mining operation companies may hedge, to varying degrees, their exposure to falls in precious metals prices by selling forward future production. This may limit the company's ability to beneﬁt from future increases in the price of precious metals, thereby lowering returns to the Fund. Hedging techniques also have their own risk, including the possibility that a mining company or other party will be unable to meet its contractual obligations and potential margin requirements.
Other factors that may affect the prices of precious metals and securities related to them include changes in inﬂation, the outlook for inﬂation and changes in industrial and commercial demand for precious metals. Additionally, increased environmental or labor costs may depress the value of mining and metal investments.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Private Placed Securities Risk

AZL BlackRock Global Allocation Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

The Fund may invest in privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of the Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or in the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

Quantitative Investing Risk AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security's value. In addition, factors that affect a security's value can change over time and these changes may not be reflected in the quantitative model.

Real Estate Investments Risk

AZL BlackRock Global Allocation Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund

The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.

Real Estate Investments Risk AZL Morgan Stanley Global Real Estate Fund
Because of the Fund's policy of concentrating its investments in securities of companies operating in the real estate industry, the Fund is more susceptible to the risks of investing in real estate directly. Real estate is a cyclical business, highly sensitive to general and local economic developments and characterized by intense competition and periodic overbuilding. Real estate income and values may also be greatly affected by demographic trends, such as population shifts or changing tastes and values. Government actions, such as tax increases, zoning law changes or environmental regulations, may also have a major impact on real estate. Changing interest rates and credit quality requirements will also affect the cash flow of real estate companies and their ability to meet capital needs. Investing in companies operating in the real estate industry also exposes investors to the way in which these real estate companies are organized and operated. In addition to investing directly in real estate, these companies may engage directly in real estate management or development activities. Operating these companies requires specialized management skills and the Fund indirectly bears the management expenses of these companies along with the direct expenses of the Fund. Individual real estate companies may own a limited number of properties and may concentrate in a particular region or property type.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Repurchase Agreements and Purchase and Sale Contracts Risks

AZL BlackRock Global Allocation Fund
AZL Enhanced Bond Index Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.

Security Quality Risk (also known as "High Yield Risk")

AZL BlackRock Global Allocation Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL MetWest Total Return Bond Fund
AZL T. Rowe Price Capital Appreciation Fund

The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund's ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

Selection Risk

AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL Government Money Market Fund
AZL MetWest Total Return Bond Fund
AZL Morgan Stanley Global Real Estate Fund
AZL T. Rowe Price Capital Appreciation Fund

The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Short Sales Risk AZL BlackRock Global Allocation Fund AZL MetWest Total Return Bond Fund
The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. However, the fund may make short sales "against the box" without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost.
Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.

Sovereign Debt Risk

AZL BlackRock Global Allocation Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Standby Commitment Agreements Risk AZL BlackRock Global Allocation Fund
Standby commitment agreements involve the risk that the security the Fund buys will lose value prior to its delivery to the Fund and will no longer be worth what the Fund has agreed to pay for it. These agreements also involve the risk that if the security goes up in value, the counterparty will decide not to issue the security. In this case, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security's price.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Structured Notes Risk AZL BlackRock Global Allocation Fund
Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a specific asset, benchmark asset, market or interest rate ("reference measure"). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be less liquid and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product. Structured notes may also be more volatile, less liquid, and more difﬁcult to price accurately than less complex securities and instruments or more traditional debt securities.

Subsidiary Risk AZL BlackRock Global Allocation Fund
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see "Commodities-Related Investment Risk" above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the Investment Company Act, and is not subject to all the investor protections of the Investment Company Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund is subadvised, and the Subsidiary is managed, by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this prospectus and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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U.S. Government Obligations Risks

AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Government Money Market Fund

Principal Risk of Underlying Fund(s) of AZL Moderate Index Strategy Fund

Obligations of U.S. Government agencies, authorities, instrumentalities and sponsored enterprises have historically involved little risk of loss of principal if held to maturity. However, not all U.S. Government securities are backed by the full faith and credit of the United States. Obligations of certain agencies, authorities, instrumentalities and sponsored enterprises of the U.S. Government are backed by the full faith and credit of the United States (e.g., the Government National Mortgage Association); other obligations are backed by the right of the issuer to borrow from the U.S. Treasury (e.g., the Federal Home Loan Banks) and others are supported by the discretionary authority of the U.S. Government to purchase an agency's obligations. Still others are backed only by the credit of the agency, authority, instrumentality or sponsored enterprise issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to any of these entities if it is not obligated to do so by law.

Value Stocks Risk

AZL DFA Emerging Markets Core Equity Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Russell 1000 Value Index Fund
AZL T. Rowe Price Capital Appreciation Fund

The value style of investing emphasizes stocks of undervalued companies whose characteristics may lead to improved valuations. These stocks may remain undervalued because value stocks, as a category, may lose favor with investors compared to other categories of stocks or because the valuations of these stocks do not improve in response to changing market or economic conditions.

Variable and Floating Rate Instrument Risks AZL Government Money Market Fund
These are instruments that provide for adjustments in the interest rate on certain reset dates (variable) or whenever a specified interest rate index changes (floating). The absence of an active market for these securities could make it difficult for the Fund to dispose of them if the issuer defaults.

Warrants Risk AZL BlackRock Global Allocation Fund
If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

When Issued and Delayed Delivery Securities and Forward Commitments Risk AZL BlackRock Global Allocation Fund AZL Government Money Market Fund
The purchase or sale of securities on a when issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund enters into these transactions to obtain what considered an advantageous price to the fund at the time of entering into the transaction.

Transfer Supported Features of Certain Annuity Contracts
The Funds may be offered under certain variable annuities that have guaranteed value or benefit features that are supported by automatic transfers between investment choices available under the product (the "Transfer Supported Features"). If the Transfer Supported Features are available to you, they are described in the prospectus for your Contract. These features may be known as the Guaranteed Account Value Benefit, Guaranteed Principal Value Benefit, the PRIME Plus Benefit, the Lifetime Plus Benefit, the Lifetime Plus II Benefit, Target Date Retirement Benefit, Income Protector, Investment Protector, or another name. Under the Transfer Supported Features, contract values may be rebalanced periodically. This rebalancing can cause a fund, including the Funds, to incur transactional expenses as it buys or sells securities to manage asset inflows or outflows. During periods of market volatility, brokerage fees resulting from such transfers could increase substantially. Also, large outflows from a fund may increase expenses attributable to the assets remaining in the fund. These increased expenses can have an adverse impact on the performance of an affected fund and on contract or policy owners who have assets allocated to it. Even if you do not participate in the Transfer Supported
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

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Programs you may be impacted if you allocate assets to a fund, including the Funds, that is affected by transfers under the Transfer Supported Features.
Cyber Security Risk
Like other business enterprises, the use of the Internet and other electronic media and technology exposes a Fund, and the Fund's service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, "cyber-events"). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through "hacking" activity), infection from computer viruses or other malicious software code, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Funds and its shareholders and cause the Funds to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause a Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate a Fund's NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support a Fund and its service providers. In addition, cyber-events affecting issuers in which a Fund invests could cause a Fund's investments to lose value. The Funds' Subdvisers, affiliates and principal service providers have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Subadvisers, affiliates, or other service providers, will succeed, either entirely or partially, among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Funds' Subadvisers, affiliates and affiliates and principal service providers, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Management

FUND MANAGEMENT

THE MANAGER

Allianz Investment Management LLC serves as the Manager for the Funds pursuant to the terms of an investment management agreement. The Manager has signed subadvisory agreements or portfolio management agreements ("Subadvisory Agreements") with various subadvisers for portfolio management functions for the Funds (but not the AZL Moderate Index Strategy Fund). The subadvisers manage the portfolio securities of the Funds and provide additional services including research, selection of brokers and similar services. The Manager compensates the subadvisers for their services as provided in the Subadvisory Agreements. A discussion of the Board of Trustees' basis for approving the Funds' Investment Management Agreement with the Manager and the Subadvisory Agreements with the subadvisers is available in the Funds' Annual Reports for the year ended December 31, 2017.
The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager's other clients are the Allianz Variable Insurance Products Fund of Funds Trust ("FOF Trust") and various affiliated entities. As of December 31, 2017, the Manager had aggregate assets under management of $145.3 billion. The Manager monitors and reviews the activities of each of the subadvisers.
Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust. Mr. Muench also is portfolio manager to AZL Moderate Index Strategy Fund. Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998. Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010. Mr. Muench is also a vice president of Allianz Life.
Johan Grahn has been a portfolio manager of AZL Moderate Index Strategy Fund since October 2016. Mr. Grahn joined Allianz Life, as an Assistant Vice President in July 2016. Prior to joining Allianz Life, Mr. Grahn served as a Vice President and Portfolio Manager of MetLife Advisors LLC from April 2012 to March 2016.
The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

THE SUBADVISERS OF THE FUNDS

AZL DFA Emerging Markets Core Equity Fund; AZL DFA Five-Year Global Fixed Income Fund; AZL DFA International Core Equity Fund; AZL DFA U.S. Core Equity Fund; AZL DFA U.S. Small Cap Fund
Dimensional Fund Advisors LP ("DFA") is located at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2017, assets under management for all Dimensional affiliated advisors totaled approximately $577 billion.

AZL Enhanced Bond Index Fund
BlackRock Financial Management, Inc. ("BlackRock Financial") has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $6.28 trillion in investment company and other assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

AZL BlackRock Global Allocation Fund; AZL International Index Fund; AZL Mid Cap Index Fund; AZL MSCI Emerging Markets Equity Index Fund; AZL MSCI Global Equity Index Fund; AZL Russell 1000 Growth Index Fund; AZL Russell 1000 Value Index Fund; AZL S&P 500 Index Fund; AZL Small Cap Stock Index Fund

BlackRock Investment Management, LLC ("BlackRock Investment") has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $6.28 trillion in investment company and other assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Management

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
Geode Capital Management, LLC ("Geode"), with its principal place of business at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, serves as a sub-subadviser for the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund only. As of December 31, 2017, Geode has approximately $341 billion in discretionary assets under management.

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund; AZL Fidelity Institutional Asset Management® Total Bond Fund
FIAM LLC ("FIAM") has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM managed approximately $78.250 billion in assets worldwide as of December 31, 2017. FIAM LLC is an indirect wholly-owned subsidiary of FMR LLC.

AZL Gateway Fund
Gateway Investment Advisers, LLC ("Gateway") is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadviser of the Fund. Gateway is a subsidiary of Natixis Investment Managers, L.P. Gateway had approximately $12.6 billion in assets under management at December 31, 2017.

AZL Government Money Market Fund
BlackRock Advisors, LLC ("BlackRock Advisors") was organized in 1994 to perform advisory services for investment companies. BlackRock Advisors, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Fund's investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BlackRock Advisors, served as the Fund's investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $6.28 trillion in assets under management as of December 31, 2017. BlackRock is an affiliate of The PNC Financial Services Group, Inc.

AZL MetWest Total Return Bond Fund
Metropolitan West Asset Management, LLC ("MetWest"), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with The TCW Group, Inc. and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $204.59 billion under management or committed to management, including $171.7 billion of U.S. fixed income investments, as of December 31, 2017.

AZL Morgan Stanley Global Real Estate Fund
Morgan Stanley Investment Management Inc. ("MSIM") is an indirect wholly-owned subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, had approximately $482 billion under management or supervision as of December 31, 2017. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund's assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.

AZL T. Rowe Price Capital Appreciation Fund
T. Rowe Price Associates, Inc. ("T. Rowe Price") is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2017, the Firm managed approximately $991.1 billion for more than 10 million individual and institutional investor accounts.

THE PORTFOLIO MANAGERS OF THE FUNDS

AZL BlackRock Global Allocation Fund
Dan Chamby, CFA, Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006.
Russ Koesterich, CFA, JD, Managing Director of BlackRock, Inc. since 2009.
David Clayton, CFA, JD, Managing Director of BlackRock, Inc. since 2012; Director of BlackRock, Inc. from 2010 to 2011.
Kent Hogshire, CFA, Managing Director of BlackRock, Inc. since 2017; Director of BlackRock, Inc. from 2008 to 2016.
AZL DFA Emerging Markets Core Equity Fund and AZL DFA International Core Equity Fund
Joseph H. Chi, CFA, is co-head of Portfolio Management and a Vice President of Dimensional and Chairman of the Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Management

the University of Southern California. Mr. Chi joined Dimensional as a Portfolio Manager in 2005. Mr. Chi has been a portfolio manager for the Funds since 2015.
Jed S. Fogdall is co-head of Portfolio Management and a Vice President of Dimensional and a member of the Investment Committee of Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004. Mr. Fogdall has been a portfolio manager for the Funds since 2015.
Mary T. Phillips, CFA, is a Senior Portfolio Manager, Vice President, and a member of the Investment Committee and Investment Research Committee at Dimensional.  Ms. Phillips earned an MBA with concentration in analytic finance, statistics and econometrics, and managerial and organizational behavior from the University of Chicago.  Ms. Phillips joined Dimensional as a Portfolio Manager in 2012. Ms. Phillips has been a portfolio manager for the Funds since 2018.
Bhanu P. Singh is a Senior Portfolio Manager and Vice President of Dimensional. Mr. Singh received his MBA from the University of Chicago and his BA from the University of California, Los Angeles. Mr. Singh joined Dimensional in 2003, and he has been a portfolio manager since 2012.  Mr. Singh has been a portfolio manager for the Funds since 2015.
Allen Pu, PhD, CFA, is a Senior Portfolio Manager and Vice President at Dimensional. He holds an MBA from the Anderson School of Management at the University of California, Los Angeles. He also holds a MS and PhD from the California Institute of Technology, and a BS from the Cooper Union for the Advancement of Science and Art. Mr. Pu joined Dimensional as a portfolio manager in 2006. Mr. Pu has been a portfolio manager for the Funds since 2015.
AZL DFA Five-Year Global Fixed Income Fund
David A. Plecha is Dimensional's Global Head of Fixed Income and a member of the Investment Committee. Mr. Plecha received his BS from the University of Michigan at Ann Arbor in 1983 and his MBA from the University of California at Los Angeles in 1987. Mr. Plecha has been a portfolio manager since 1989. Mr. Plecha has been a portfolio manager for the Fund since 2015.
Joseph F. Kolerich is a Senior Portfolio Manager and Vice President of Dimensional and a member of the Investment Committee. Mr. Kolerich has an MBA from the University of Chicago Booth School of Business and a BS from Northern Illinois University. Mr. Kolerich joined Dimensional as a portfolio manager in 2001. Mr. Kolerich has been a portfolio manager for the Fund since 2015.
AZL DFA U.S. Core Equity Fund
Joseph H. Chi, CFA, is co-head of Portfolio Management and a Vice President of Dimensional and Chairman of the Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined Dimensional as a Portfolio Manager in 2005. Mr. Chi has been a portfolio manager for the Fund since 2015.
Jed S. Fogdall is co-head of Portfolio Management and a Vice President of Dimensional and a member of the Investment Committee of Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from Purdue University. Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004. Mr. Fogdall has been a portfolio manager for the Fund since 2015.
Lukas J. Smart, CFA, is a Senior Portfolio Manager and Vice President at Dimensional. Mr. Smart has an MBA from the University of Chicago Booth School of Business and a BA from the University of San Diego. He is a CFA Charterholder. Mr. Smart joined Dimensional in 2007, he has been a portfolio manager since 2010. Mr. Smart  has been a portfolio manager for the Fund since 2017.
AZL DFA U.S. Small Cap Fund
Joseph H. Chi, CFA, is co-head of Portfolio Management and a Vice President of Dimensional and Chairman of the Investment Committee. Mr. Chi has an MBA and BS from the University of California, Los Angeles and also a JD from the University of Southern California. Mr. Chi joined Dimensional as a Portfolio Manager in 2005. Mr. Chi has been a portfolio manager for the Fund since 2015.
Jed S. Fogdall is co-head of Portfolio Management and a Vice President of Dimensional and a member of the Investment Committee of Dimensional. Mr. Fogdall has an MBA from the University of California, Los Angeles and a BS from
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Fund Management

Purdue University. Mr. Fogdall joined Dimensional as a Portfolio Manager in 2004. Mr. Fogdall has been a portfolio manager for the Fund since 2015.
Joel Schneider is a Senior Portfolio Manager and Vice President at Dimensional. He holds an MBA from the University of Chicago Booth School of Business, an MS from the University of Minnesota, and a BS from Iowa State University. Mr. Schneider joined Dimensional in 2011, and he has been a portfolio manager since 2013. Mr. Schneider and has been a portfolio manager for the Fund since 2015.
AZL Enhanced Bond Index Fund
Akiva Dickstein, Managing Director, is Head of Customized Multi-sector Portfolios within BlackRock's Global Fixed Income group and a member of the Global Fixed Income Executive Team. Mr. Dickstein was the lead portfolio manager on BlackRock's mortgage portfolios since joining BlackRock in 2009 until 2015. Prior to that, Mr. Dickstein spent eight years at Merrill Lynch, where he served as Managing Director and head of the U.S. Rates & Structured Credit Research Group. He was responsible for the team that produced MBS, ABS, CMBS, Treasuries, swaps, and interest rate derivatives research. Mr. Dickstein's publications on MBS strategy included the weekly Mortgage Investor as well as numerous lengthier articles on topics such as optimal loan modifications, the valuation of credit-sensitive MBS and ABS, and the pricing of mortgage derivatives, options, and pass-throughs. In addition, he developed Merrill's prepayment models for fixed rate and hybrid MBS. From 1993 to 2001, Mr. Dickstein was with Lehman Brothers, most recently as a Senior Vice President in Mortgage Derivatives Trading. In this role, he traded mortgage derivatives and developed Lehman's credit default model. He joined Lehman as a mortgage and asset-backed securities analyst and was named to Institutional Investor's All American Fixed Income Research Team in pass-throughs, non-agency mortgages, and asset-backed securities. Mr. Dickstein earned a BA degree in economics, summa cum laude, from Yale University in 1990, and an MA degree in physics from Princeton University in 1993.
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (Fidelity Institutional Asset Management® Fixed–Income Strategy); AZL Fidelity Institutional Asset Management® Total Bond Fund
Ford O'Neil, Portfolio Manager, manages retail and institutional assets. Mr. O'Neil joined Fidelity as an analyst in 1990 and has been a portfolio manager since 1992. Prior to joining Fidelity, he worked for Advest, Inc. as an associate in investment banking from 1985 to 1988. Mr. O'Neil received a Bachelor of Arts degree in government from Harvard College and a Masters in Business Administration from The Wharton School at the University of Pennsylvania.
Celso Munoz, CFA, Portfolio Manager co-manages retail and institutional assets.  Mr. Munoz joined Fidelity as a research analyst in 2005 and has been managing fixed income portfolios since 2016.  Prior to joining Fidelity, he served as an associate in the Merger & Acquisitions group within the investment banking practice at Deutsche Bank from 1999 to 2003.  Mr. Munoz earned his bachelor of science degree in economics (with a concentration in finance) from the University of Pennsylvania and his master of business administration degree from Harvard Business School.  He is also a Chartered Financial Analyst charterholder.
Michael Weaver co-manages retail and institutional assets.  Mr. Weaver joined Fidelity in 2005 as a research analyst and has been managing portfolios since 2009.  Prior to joining Fidelity, he worked as a research analyst at Janus Capital Group from 2003 to 2005, an investment banking associate at JPMorgan from 2000-2003, and as an investment banking analyst at Barclays Capital from 1998-2000. Mr. Weaver earned his bachelor of science degree in economics from the Wharton School at the University of Pennsylvania.
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (Geode Equity Strategy)
Maximilian Kaufmann joined Geode in 2009, and has worked as a portfolio manager and a senior portfolio manager. Prior to joining Geode, Mr. Kaufmann held similar positions at Lazard Asset Management, PanAgora Asset Management and Putnam Investments.
Shashi Naik, CFA, joined Geode in 2010, and has worked as a portfolio performance analyst, assistant portfolio manager and portfolio manager. Prior to joining Geode, Mr. Naik was a quantitative analyst at PanAgora Asset Management. He is a Chartered Financial Analyst charterholder.
AZL Gateway Fund
Paul Stewart joined Gateway in 1995 and is currently the firm's Chief Executive Officer and President as well as a member of the firm's Board of Managers. He also serves as co-portfolio manager for several funds including the Gateway
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Fund. Mr. Stewart has served Gateway in various roles, including portfolio manager, Treasurer of The Gateway Trust, Chief Financial Officer and, most recently, as the firm's Chief Investment Officer until February 2013. Prior to joining Gateway, he was an audit manager at Price Waterhouse. Mr. Stewart earned his B.B.A. from Ohio University and is a CFA® charterholder.
Michael T. Buckius joined Gateway in 1999 and currently holds the positions of Chief Investment Officer and Senior Vice President. He is co-portfolio manager for several mutual funds advised or sub-advised by Gateway including the Gateway Fund. Prior to February 2013, Mr. Buckius served as portfolio manager and Senior Vice President of Gateway. Prior to joining Gateway, Mr. Buckius was an equity derivative sales professional at Bear Stearns & Co. and Bankers Trust Company in New York. Prior to his employment in New York, Mr. Buckius held a number of option-related research and trading positions at Alex. Brown & Sons Inc. in Baltimore. Mr. Buckius received his B.A. and M.B.A. in finance from Loyola University Maryland and is a CFA® charterholder.
Kenneth H. Toft joined Gateway in 1992 and is a Senior Vice President and portfolio manager for the firm. He is co-portfolio manager for several mutual funds advised or sub-advised by Gateway. His responsibilities include managing portfolios using hedging strategies for growth-oriented, high-volatility indexes, trading and servicing individual client relationships. Prior to joining Gateway, he served as a registered representative for Fidelity Investments. Mr. Toft earned his B.A. and M.B.A. from the University of Cincinnati and is a CFA® charterholder.
Dan Ashcraft joined Gateway in 2009 as a member of Gateway's portfolio management team. He is co-portfolio manager for several mutual funds advised or sub-advised by Gateway. In this role, he is heavily involved in trading and analysis as well as the implementation of the firm's equity multifactor model. Prior to joining Gateway, Mr. Ashcraft held a role conducting equity research. He is a CFA® charterholder and received a B.S. from the Richard T. Farmer School of Business at Miami University in Ohio.
AZL International Index Fund, AZL Mid Cap Index Fund, AZL MSCI Emerging Markets Equity Index Fund, AZL MSCI Global Equity Index Fund, AZL Russell 1000 Growth Index Fund, AZL Russell 1000 Value Index Fund, AZL S&P 500 Index Fund and AZL Small Cap Stock Index Fund
Alan Mason, Managing Director, is Head of Americas Portfolio Engineering for the ETF and Index Investments ("EII") business. Mr. Mason's investment team is responsible for Index Equity, iShares Equity, Alternative Beta and Asset Allocation portfolios. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the BlackRock 's U.S. DC platform, LifePath, and building the foundation for key dimensions of the BlackRock 's rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI's transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.
Greg Savage, Managing Director, has been responsible for the Fund since May 2011 and has been associated with BlackRock, Inc. since 2009; Principal of Barclays Global Investors (BGI) from 2007 to 2009; Associate of BGI from 1999 to 2007.
Creighton Jue, CFA, Managing Director and Senior Portfolio Manager, is Co-Head of the Institutional Index Equity team within BlackRock's ETF and Index Investments ("EII") Americas Portfolio Management group. He focuses on international index and index plus strategies. He is responsible for managing BlackRock's Index Plus strategies, currency hedge products and derivative overlay mandates.
Mr. Jue's service with the firm dates back to 2000, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was responsible for BGI's institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management where he managed index and enhanced index portfolios in the domestic and international markets.
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Fund Management

Mr. Jue earned a BA degree in economics from University of California, Irvine, in 1992.
Rachel M. Aguirre, Managing Director and Senior Portfolio Manager, is Co-Head of the Institutional Index Equity team within BlackRock's ETF and Index Investments ("EII") Americas Portfolio Management group. She is responsible for overseeing the management of US and Developed Market Institutional funds.
Ms. Aguirre's service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI's Fixed Income Group, focusing on Liability Driven Investing (LDI).
Ms. Aguirre earned a BS degree in Mathematics from the College of Creative Studies at UC Santa Barbara in 2003. She earned a MS in Financial Mathematics from Stanford University in 2004.
Jennifer Hsui, CFA, Managing Director and portfolio manager, is a member of BlackRock's Index Equity team, currently leading the team responsible for the emerging markets iShares funds.
Ms. Hsui's service with the firm dates back to 2006, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, she led the team responsible for the domestic institutional equity index funds. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets.
AZL MetWest Total Return Bond Fund
Tad Rivelle is the Chief Investment Officer and Group Managing Director of MetWest and has been with MetWest since 1996. Stephen M. Kane, CFA, is the Group Managing Director of MetWest, and has been with MetWest since 1996. Laird R. Landmann is the Group Managing Director of MetWest and has been with MetWest since August 1996. Bryan Whalen, CFA is the Group Managing Director of MetWest and has been with MetWest since 2004.
AZL Morgan Stanley Global Real Estate Fund
The Fund's assets are managed within the global listed real assets team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Michiel te Paske, Sven van Kemenade, Angeline Ho, Bill Grant, and Desmond Foong, each a Managing Director of the subadviser. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.
The composition of the team may change without notice from time to time. See below for more information about the portfolio managers.
•	Theodore R. Bigman has worked for the subadviser since 1995 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
•	Angeline Ho has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
•	Bill Grant has worked for the subadviser since 2000 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2014.
•	Sven van Kemenade has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
•	Desmond Foong has worked for the subadviser since 2011 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2015.
•	Michiel te Paske has worked for the subadviser since 1997 and has managed the AZL Morgan Stanley Global Real Estate Fund since 2006.
AZL T. Rowe Price Capital Appreciation Fund
David R. Giroux, CFA is president and chairman of the Investment Advisory Committee of the Capital Appreciation Strategy. He is a member of the Asset Allocation Committee and a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc.
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Fund Management

Mr. Giroux has 20 years of investment experience, all of which have been with T. Rowe Price. He joined the firm in 1998 and, until 2006, had analytical responsibility for the firm's investments in the industrials and automotive sectors.
Mr. Giroux earned a B.A., magna cum laude, in finance and political economy from Hillsdale College. He also has earned the Chartered Financial Analyst designation. Mr. Giroux was recognized on Institutional Investor's All-America Research Team in its November 2005 article, "The Best of the Buy Side."

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Fund Management

MORE INFORMATION ABOUT FUND MANAGEMENT

The Manager is a subsidiary of Allianz SE, one of the world's largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2017, Allianz SE had third-party assets under management of $1.74 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.
The SAI has more detailed information about the Manager, the subadvisers and other service providers. The SAI also provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

DUTIES OF THE MANAGER AND SUBADVISERS

Within the scope of an investment program approved by the Board of Trustees, the Manager oversees the AZL Funds and the selection of subadvisers and advises on the Funds' investment policies. The subadvisers determine which securities are bought and sold, and in what amounts. The Manager is also responsible for allocation of assets among the strategies in the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund. However, the subadvisers determine which securities are bought and sold, and in what amounts, for each of those strategies. The Manager continuously monitors the performance of various investment management organizations, including the subadvisers, and generally oversees the services provided to the VIP Funds by its administrator, custodian and other service providers. Further information about the subadvisers is included in the SAI.
The Manager is paid a fee as set forth under "Fees" below, by the Fund for its services, which includes any fee paid to the subadviser.
Each of these Funds and the Manager, under an order received from the Securities and Exchange Commission ("SEC") on September 17, 2002, may enter into and materially amend agreements with unaffiliated subadvisers without obtaining shareholder approval. This type of structure is commonly known as a "Manager of Managers" structure. Because each of the Funds is relying on the order, the Manager may:
• hire one or more subadvisers;
• change subadvisers; and
• reallocate management fees between itself and subadvisers.
The Manager continues to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee subadvisers and recommend their hiring, termination and replacement. The AZL Moderate Index Strategy Fund does not currently have a subadviser.

PAYMENTS TO AFFILIATED INSURANCE COMPANIES

Currently, the Funds are available as underlying investment options of Contracts offered by Allianz Life Insurance Company of North America and its affiliates (the "Affiliated Insurance Companies"), which are also affiliates of the Manager. In addition to the Funds, these Contracts include other funds for which the Manager is not the investment manager (the "Nonproprietary Funds"). The Affiliated Insurance Companies may receive payments from the sponsors of the Nonproprietary Funds as a result of including them as investment options in the Contracts. Similarly, the Affiliated Insurance Companies are allocated resources, including revenue earned by the Manager for providing investment management and other services to the Funds, as a result of including the Funds in the Contracts. The amount of payments from Nonproprietary Funds or allocations of resources from the Manager varies, and may be significant and may create an incentive for the Affiliated Insurance Companies regarding its decision of which funds to include in the Contracts.
Other Administrative Services
The Affiliated Insurance Companies provide administrative and other services to Contract owners on behalf of the funds, including the Funds and the Nonproprietary Funds that are available under the Contracts. The Affiliated Insurance Companies may receive payment for these services.
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Fund Management

MANAGEMENT FEES

Each Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2017 at the annual rate shown on the following table, before and after fee waivers:
	Percentage of Average Net Assets for the Period Ended 12/31/17 Before Fee Waivers	Percentage of Average Net Assets for the Period Ended 12/31/17 After Fee Waivers
AZL BlackRock Global Allocation Fund	0.75%	0.75%
AZL DFA Emerging Markets Core Equity Fund	1.25%	0.95%
AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.50%
AZL DFA International Core Equity Fund	0.95%	0.75%
AZL DFA U.S. Core Equity Fund	0.80%	0.54%
AZL DFA U.S. Small Cap Fund	0.85%	0.70%
AZL Enhanced Bond Index Fund	0.35%	0.35%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.70%	0.45%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.50%	0.50%
AZL Gateway Fund	0.80%	0.80%
AZL Government Money Market Fund	0.35%	0.35%
AZL International Index Fund	0.35%	0.35%
AZL MetWest Total Return Bond Fund	0.60%	0.55%
AZL Mid Cap Index Fund	0.25%	0.25%
AZL Moderate Index Strategy Fund*	0.40%	0.05%
AZL Morgan Stanley Global Real Estate Fund	0.90%	0.85%
AZL MSCI Emerging Markets Equity Index Fund*	0.85%	0.45%
AZL MSCI Global Equity Index Fund*	0.70%	0.31%
AZL Russell 1000 Growth Index Fund	0.44%	0.39%
AZL Russell 1000 Value Index Fund	0.44%	0.39%
AZL S&P 500 Index Fund	0.17%	0.17%
AZL Small Cap Stock Index Fund	0.26%	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%	0.70%
*Blended rates due to fee structure changes occurring during period.
AZL Government Money Market Fund
The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund's expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:
(1)	the repayments will not cause the Fund's net investment income to fall below 0.00%;
(2)	the repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place; and
(3)	any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.
The ability of the Manager and/or the Distributor to receive such repayments could negatively affect the Fund's future yields.

LEGAL PROCEEDINGS

The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, some of the subadvisers currently are the subject of investigations or proceedings which relate to their management of other mutual funds. Brief descriptions thereof are set forth below. Terms that are defined in the following legal proceedings apply only to the sections in which they appear. Such proceedings would be material only to the extent that they are likely to have a material adverse effect on the ability of the subadviser to perform its agreement with the Manager.
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Fund Management

BlackRock Advisors, LLC and BlackRock Investment Management, LLC
On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. ("Global Allocation") and the BlackRock Equity Dividend Fund ("Equity Dividend") filed a consolidated complaint (the "Consolidated Complaint") in the United States District Court for the District of New Jersey against BlackRock, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the "Defendants") under the caption In re BlackRock Mutual Funds Advisory Fee Litigation.  The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend.  The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees received by the Defendants in the period beginning one year prior to the filing of the lawsuit and ending on the date of judgment, along with purported lost investment returns on those amounts, plus interest.  The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.
BlackRock Financial Management, Inc.
BlackRock Financial Management, Inc. is not the subject of any litigation that is currently expected to be material to its business or have a material impact on the services BlackRock Financial Management, Inc. provides to its clients.
Dimensional Fund Advisors LP
Dimensional Fund Advisors LP ("Dimensional") is not aware of any pending legal proceeding related to its asset management business and to which it is a party that, in Dimensional's view, has had or is likely to have a material adverse effect on the subadvisory services that Dimensional provides to the Manager.
FIAM LLC
Geode Capital Management, LLC
Neither the subadvisor nor the sub-sub-advisor is the subject of any litigation that is currently expected to be material to their respective businesses or have a material impact on the services they provide to their respective clients.
Gateway Investment Advisers, LLC
To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings.
Metropolitan West Asset Management, LLC
Metropolitan West Asset Management, LLC ("MetWest") has been named in a lawsuit by an investor in the Metropolitan West Total Return Bond Fund ("Fund"), a series of Metropolitan West Funds, a registered investment company. The complaint was filed in the United States District Court for the Central District of California on October 16, 2015. The lawsuit contends that MetWest, as investment advisor to the Fund, breached it fiduciary duty by charging excessive advisory fees. In fact, the Fund has among the best long-term risk adjusted results and lowest fees in its category, and MetWest believes the claim is entirely without merit.  MetWest engaged Ropes & Gray to represent it in this litigation and initially moved to dismiss the claim.  The motion to dismiss was denied, but the judge ordered phased discovery, initially focusing on provision of services by MetWest. The parties commenced discovery and MetWest subsequently filed its motion for summary judgement on April 28, 2017 and the Summary Judgement Motion was argued on June 5, 2017. The judge requested supplemental briefing, and oral argument based on the supplemental briefing occurred on September 11, 2017. On September 22, 2017 the Court issued a ruling denying MetWest's motion for summary judgement on the grounds that there appeared to be disputed issues of fact requiring a trial. On October 2, 2017 the Court held a scheduling conference and established a calendar for the next phase of the litigation. MetWest intends to continue vigorously defending this litigation.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management (MSIM) and its parent, Morgan Stanley, are named, from time to time, as defendants in various legal actions—including arbitrations, class actions, and other litigation, arising in connection with its activities as a global diversified financial services institution—and involved in investigations and proceedings by governmental and/or regulatory agencies or self-regulatory organizations, certain of which may result in adverse judgments, fines, penalties or sanctions.
Morgan Stanley discloses pending litigations, proceedings and investigations, if any, by governmental and/or regulatory agencies or self-regulatory organizations that it believes is or may be material in its filings on Form 10-K and Forms 10-Q made with the U.S. Securities and Exchange Commission (the Commission). For information regarding such litigations,
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proceedings or investigations please refer to the information under Part I, Item 3 in Morgan Stanley's Form 10-K (File No. 1-11758) with respect to the fiscal year ended December 31, 2015, and Part II, Item 1 in Morgan Stanley's Form 10-Q (File No. 1-11758) for the fiscal quarters ending March 31, 2015, June 30, 2015 and September 30, 2015 as filed with the Commission. Morgan Stanley's Forms 10-K and 10-Q may be accessed at:
https://www.morganstanley.com/about/ir/sec_filings.html.
MSIM also discloses certain legal and disciplinary events in Item 9 of the firm's Form ADV Part 2.
T. Rowe Price Associates, Inc.
To the best of its knowledge, the subadviser is not a party to any material pending legal proceedings, other than ordinary routine litigation incidental to the business.

THE ADMINISTRATOR

Citi Fund Services Ohio, Inc. ("CFSO"), whose address is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the Funds' administrator, and fund accountant. Administrative services of CFSO include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services.

THE DISTRIBUTOR

Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor. ALFS is affiliated with the Manager.
Other Distribution Services
The Affiliated Insurance Companies may make payments for distribution services to other companies, including their affiliates, to provide certain distribution related services for the Funds. The companies that receive such payments may in turn, pay any or all of these fees to their registered representatives who have provided distribution services. The payments made for distribution services under these agreements are paid by the Affiliated Insurance Companies and are not paid out of Fund assets.

THE CUSTODIAN

The Bank of New York Mellon ("BNY Mellon"), whose address is One Wall Street, New York, New York 10286, serves as custodian of the Fund. BNY Mellon. BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services. Fees paid by the Fund for these services are included under "Other Expenses" in the Fees and Expenses table for each Fund.
The SAI provides additional information about the services provided to the Funds.

LICENSING ARRANGEMENTS

AZL MSCI Emerging Markets Equity Index Fund and AZL MSCI Global Equity Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN
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Fund Management

THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
AZL S&P 500 Index Fund, AZL Mid Cap Index Fund, and AZL Small Cap Stock Index Fund (the "AZL Index Funds")
The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index to track general stock market performance. S&P's only relationship to the Manager (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index which is determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500 Index, the S&P Mid Cap 400 Index and the S&P SmallCap 600 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX, THE S&P MID CAP 400 INDEX, THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Management

AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the "AZL Russell Index Funds")
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments ("Russell"). Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
AZL International Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Fund Management

IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is included in the SAI.

THE COMMODITY EXCHANGE ACT

Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator filed with the Commodity Futures Trading Commission ("CFTC") and the National Futures Association on behalf of the Funds, neither the Trust nor any Fund is deemed to be a "commodity pool operator" under the Commodity Exchange Act ("CEA"), and, accordingly, they are excluded from registration or regulation as such under the CEA. On February 9, 2012, the CFTC adopted amendments to its rules; a Fund seeking to claim the exclusion after the effectiveness of the amended rules will be limited in its ability to use futures and options on futures or commodities or engage in swap transactions. Each Fund currently expects to qualify for the exclusion. If a Fund were no longer able to claim the exclusion, the Manager would be required to register as a "commodity pool operator," and the Fund and the Manager would be subject to regulation under the CEA. The Funds are not vehicles for trading in the commodity futures, commodity options, or swaps markets.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Shareholder Information

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:
NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding
Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.
The securities (other than short-term debt securities) of the Funds are generally valued at current market prices. Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Foreign securities held by the Funds are valued on a daily basis using a fair valuation program approved by the Funds' Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.
The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

AZL GOVERNMENT MONEY MARKET FUND

The AZL Government Money Market Fund's NAV, the offering price, is expected to be constant at $1.00 per share although this value is not guaranteed. The NAV is determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. The AZL Government Money Market Fund values its securities at its amortized cost. The amortized cost method values a portfolio security initially at its cost on the date of the purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and initial cost.

PURCHASE AND REDEMPTION OF SHARES

Individual investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company's variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Funds as investment options for your contract or policy and how to redeem monies from the Funds.
Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value.
The separate accounts of participating insurance companies and certain funds of funds are the only record owners of the Funds' shares. The following describes how purchases and redemptions are effected for those record owners. The Funds typically expect to pay out redemption proceeds to redeeming record owners one business day following receipt of the order in good order. Such redemption requests will be met, typically and regularly, with (i) cash or cash equivalents held by the Fund, (ii) overdraft or lines of credit arrangements with the Fund's custodian, and (iii) sales of portfolio assets. In rare situations, the payment of redemption proceeds may take longer than one business day, and may take up to seven days as provided in the Investment Company Act of 1940.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Shareholder Information

The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.
Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the Fund shares being redeemed. When these securities are converted to cash, the associated brokerage charges may be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.
The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the "Market Timing" section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.
The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

MARKET TIMING

The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund's share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as "time-zone arbitrage." Funds that invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.
Market timing and other abusive short-term trading practices may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small-cap stocks, or high-yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.
As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.
Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.
The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

Shareholder Information

market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

DISTRIBUTION (12b-1) FEES

Each Fund (but not AZL Moderate Index Strategy Fund) has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. Distribution fees ("12b-1 fees") under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Funds' shares in connection with the variable products through which Fund shares are sold. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Each of the Funds (except Class 1 shares of the Multi-Class Funds as identified below) pays an annual 12b‑1 fee in the maximum amount of 0.25% of their average daily net assets.
The Trustees have authorized the Trust to issue two classes of shares, Class 1 and Class 2, for certain of the Funds (the "Multi-Class Funds") described in this Prospectus. Class 1 and Class 2 shares of each Fund are substantially identical, except that Class 1 shares are not subject to a Distribution (12b-1) Fee, while Class 2 shares are subject to a Distribution (12b-1) Fee in the amount of 0.25% of average daily net assets attributable to Class 2 shares. Class 1 shares are available as an investment option only for certain Contracts.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Income dividends on the AZL Government Money Market Fund are usually paid monthly. Capital gains for all Funds are distributed at least annually.
All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.
Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.
Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Funds for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.
This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose reports, along with each Fund's financial statements, are included in the Annual Reports to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. When available, copies of the Annual Report will be available without charge upon written request from the Funds at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.
AZL BlackRock Global Allocation Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$11.16	$10.99	$11.97	$12.05	$10.58
Investment Activities:
Net Investment Income/(Loss)	0.12	0.20	0.10	0.12	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	1.33	0.27	(0.27)	0.12	1.42
Total from Investment Activities	1.45	0.47	(0.17)	0.24	1.49
Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.02)	(0.28)	(0.08)	—(a)
Net Realized Gains	—	(0.28)	(0.53)	(0.24)	(0.02)
Total Dividends	(0.22)	(0.30)	(0.81)	(0.32)	(0.02)
Net Asset Value, End of Period	$12.39	$11.16	$10.99	$11.97	$12.05
Total Return(b)	13.00%	4.35%	(1.41)%	1.78%	14.11%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$417,666	$410,101	$789,320	$777,743	$646,689
Net Investment Income/(Loss)	0.90%	1.10%	0.84%	1.14%	0.72%
Expenses Before Reductions(c)	1.17%	1.12%	1.11%	1.11%	1.14%
Expenses Net of Reductions	1.17%	1.12%	1.11%	1.11%	1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	1.17%	1.12%	1.11%	1.11%(d)	1.14%(d)
Portfolio Turnover Rate(e)	115%	140%	82%	74%	50%
(a)	Less than $0.005.
(b)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(e)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL DFA Emerging Markets Core Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$8.41	$7.53	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.12	0.10	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	2.80	0.85	(2.53)
Total from Investment Activities	2.92	0.95	(2.47)
Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.07)	—
Total Dividends	(0.11)	(0.07)	—
Net Asset Value, End of Period	$11.22	$8.41	$7.53
Total Return(b)	34.86%	12.63%	(24.70)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$67,047	$58,002	$61,691
Net Investment Income/(Loss)(d)	0.92%	1.03%	1.02%
Expenses Before Reductions(d)(e)	2.07%	2.03%	2.00%
Expenses Net of Reductions(d)	1.49%	1.50%	1.60%
Portfolio Turnover Rate	9%	16%	26%(c)
(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL DFA Five-Year Global Fixed Income Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$9.96	$9.91	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.11	0.11	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.05	0.02	(0.15)
Total from Investment Activities	0.16	0.13	(0.09)
Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.08)	-
Total Dividends	(0.12)	(0.08)	-
Net Asset Value, End of Period	$10.00	$9.96	$9.91
Total Return(b)	1.57%	1.28%	(0.90)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$506,088	$482,830	$517,049
Net Investment Income/(Loss)(d)	1.11%	1.01%	0.90%
Expenses Before Reductions(d)(e)	0.90%	0.90%	0.91%
Expenses Net of Reductions(d)	0.80%	0.80%	0.81%
Portfolio Turnover Rate	83%	52%	127%(c)
(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL DFA International Core Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$9.21	$9.03	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.19	0.11	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	2.21	0.17	(1.05)
Total from Investment Activities	2.40	0.28	(0.97)
Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.10)	—
Total Dividends	(0.15)	(0.10)	—
Net Asset Value, End of Period	$11.46	$9.21	$9.03
Total Return(b)	26.09%	3.17%	(9.70)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$258,959	$252,697	$170,273
Net Investment Income/(Loss)(d)	1.48%	1.62%	1.19%
Expenses Before Reductions(d)(e)	1.41%	1.39%	1.39%
Expenses Net of Reductions(d)	1.21%	1.19%	1.19%
Portfolio Turnover Rate	4%	11%	4%(c)
(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL DFA U.S. Core Equity Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$10.74	$9.49	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.15	0.13	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	2.04	1.21	(0.59)
Total from Investment Activities	2.19	1.34	(0.51)
Dividends to Shareholders From:
Net Investment Income	(0.14)	(0.09)	—
Net Realized Gains	(0.03)	—	—
Total Dividends	(0.17)	(0.09)	—
Net Asset Value, End of Period	$12.76	$10.74	$9.49
Total Return(b)	20.45%	14.25%	(5.10)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$584,221	$582,088	$557,576
Net Investment Income/(Loss)(d)	1.02%	1.24%	1.12%
Expenses Before Reductions(d)(e)	1.10%	1.10%	1.12%
Expenses Net of Reductions(d)	0.84%	0.84%	0.86%
Portfolio Turnover Rate	2%	10%	12%(c)
(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL DFA U.S. Small Cap Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	April 27, 2015 to December 31, 2015(a)
Net Asset Value, Beginning of Period	$11.42	$9.20	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.07	0.07	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	1.16	2.21	(0.83)
Total from Investment Activities	1.23	2.28	(0.80)
Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.04)	—
Net Realizied Gains	(0.18)	(0.02)	—
Total Dividends	(0.25)	(0.06)	—
Net Asset Value, End of Period	$12.40	$11.42	$9.20
Total Return(b)	10.87%	24.90%	(8.00)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$198,419	$208,012	$208,531
Net Investment Income/(Loss)(d)	0.55%	0.56%	0.50%
Expenses Before Reductions(d)(e)	1.16%	1.14%	1.18%
Expenses Net of Reductions(d)	1.01%	0.99%	1.03%
Portfolio Turnover Rate	9%	9%	10%(c)
(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Enhanced Bond Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$10.67	$10.78	$11.13	$10.67	$11.17
Investment Activities:
Net Investment Income/(Loss)	0.20	0.09	0.27	0.14	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.12	0.16	(0.24)	0.43	(0.31)
Total from Investment Activities	0.32	0.25	0.03	0.57	(0.26)
Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.22)	(0.24)	(0.11)	(0.12)
Net Realized Gains	—	(0.14)	(0.14)	—	(0.12)
Total Dividends	(0.10)	(0.36)	(0.38)	(0.11)	(0.24)
Net Asset Value, End of Period	$10.89	$10.67	$10.78	$11.13	$10.67
Total Return(a)	3.01%	2.28%	0.23%	5.35%	(2.32)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$2,048,679	$2,009,721	$682,269	$949,426	$788,913
Net Investment Income/(Loss)	1.87%	1.93%	1.65%	1.49%	1.14%
Expenses Before Reductions(b)	0.65%	0.67%	0.66%	0.65%	0.66%
Expenses Net of Reductions	0.65%	0.67%	0.66%	0.65%	0.66%
Portfolio Turnover Rate	214%	288%	342%	564%	663%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (formerly, AZL Pyramis® Multi-Strategy Fund), Class 1 and Class 2
(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Such Class 1 Financial Highlights are not shown since class has not commenced operations.)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.43	$12.06	$13.72	$13.86	$12.01
Investment Activities:
Net Investment Income/(Loss)	0.28	0.34	0.32	0.32	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	1.09	0.44	(1.07)	(0.01)	2.01
Total from Investment Activities	1.37	0.78	(0.75)	0.31	2.16
Dividends to Shareholders From:
Net Investment Income	-	(0.18)	(0.56)	(0.22)	(0.22)
Net Realized Gains	(0.45)	(0.23)	(0.35)	(0.23)	(0.09)
Total Dividends	(0.45)	(0.41)	(0.91)	(0.45)	(0.31)
Net Asset Value, End of Period	$13.35	$12.43	$12.06	$13.72	$13.86
Total Return(a)	11.12%	6.52%	(5.46)%	2.14%	18.12%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$627,375	$657,727	$735,431	$795,513	$711,214
Net Investment Income/(Loss)	2.06%	2.48%	2.31%	2.51%	2.10%
Expenses Before Reductions(b)	1.00%	1.04%	1.04%	1.04%	1.05%
Expenses Net of Reductions	0.71%	0.97%	1.04%	1.04%	1.05%
Portfolio Turnover Rate	82%	148%(c)	35%	23%	24%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Fidelity Institutional Asset Management® Total Bond Fund (formerly, AZL Pyramis® Total Bond Fund), Class 1 and
 Class 2
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016*	2015	2014	2013
Net Asset Value, Beginning of Period (Class 1)	$9.77	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.23	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	0.21	(0.47)
Total from Investment Activities	0.44	(0.23)
Dividends to Shareholders From:
Net Investment Income	(0.25)	—
Total Dividends	(0.25)	—
Net Asset Value, End of Period	$9.96	$9.77
Total Return(a)	4.55%	(2.30)%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$24,077	$25,981
Net Investment Income/(Loss)(c)	2.23%	3.03%
Expenses Before Reductions(c)(d)	0.56%	0.59%
Expenses Net of Reductions(c)	0.56%	0.59%
Portfolio Turnover Rate(e)	81%	119%
Net Asset Value, Beginning of Period (Class 2)	$10.05	$9.85	$10.14	$9.78	$10.06
Investment Activities:
Net Investment Income/(Loss)	0.22	0.26	0.31	0.18	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.21	0.29	(0.40)	0.34	(0.34)
Total from Investment Activities	0.43	0.55	(0.09)	0.52	(0.22)
Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.34)	(0.20)	(0.16)	(0.04)
Net Realized Gains	-	(0.01)	—	—	(0.02)
Total Dividends	(0.25)	(0.35)	(0.20)	(0.16)	(0.06)
Net Asset Value, End of Period	$10.23	$10.05	$9.85	$10.14	$9.78
Total Return(a)	4.28%	5.51%	(0.89)%	5.37%	(2.20)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$552,678	$568,216	$433,205	$457,287	$370,623
Net Investment Income/(Loss)	1.98%	3.06%	2.93%	2.11%	1.24%
Expenses Before Reductions(d)	0.81%	0.83%	0.82%	0.81%	0.81%
Expenses Net of Reductions	0.81%	0.83%	0.82%	0.81%	0.81%
Portfolio Turnover Rate(e)	81%	119%	123%	421%	488%
*	Class 1 activity for the period October 31, 2016 (commencement of operations) to December 31, 2016.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Gateway Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$12.29	$11.96	$11.87	$11.65	$10.83
Investment Activities:
Net Investment Income/(Loss)	0.12	0.17	0.15	0.13	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	1.04	0.40	0.08	0.23	0.78
Total from Investment Activities	1.16	0.57	0.23	0.36	0.91
Dividends to Shareholders From:
Net Investment Income	(0.13)	(0.24)	(0.14)	(0.14)	(0.09)
Total Dividends	(0.13)	(0.24)	(0.14)	(0.14)	(0.09)
Net Asset Value, End of Period	$13.32	$12.29	$11.96	$11.87	$11.65
Total Return(a)	9.46%	4.84%	1.98%	3.09%	8.44%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$213,295	$178,951	$200,708	$217,753	$212,164
Net Investment Income/(Loss)	1.06%	1.19%	1.11%	1.14%	1.35%
Expenses Before Reductions(b)	1.10%	1.10%	1.10%	1.10%	1.11%
Expenses Net of Reductions	1.10%	1.10%	1.10%	1.10%	1.10%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.10%	1.10%	1.10%	1.10%(c)	1.11%(c)
Portfolio Turnover Rate	24%	20%	5%	18%	16%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Government Money Market Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Activities:
Net Investment Income/(Loss)	—(a)	—(a)	—(a)	—(a)	—(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—(a)	—(a)	—(a)	—(a)	—(a)
Total from Investment Activities	—	—	—	—	—
Dividends to Shareholders From:
Net Investment Income	—(a)	—	—	—	—
Net Realized Gains	—(a)	—(a)	—(a)	—(a)	—(a)
Total Dividends	—(a)	—(a)	—(a)	—(a)	—(a)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return(b)	0.05%	0.01%	0.01%	0.01%	—
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$490,632	$663,004	$687,635	$700,335	$806,642
Net Investment Income/(Loss)	0.04%	—	—	—	—
Expenses Before Reductions(c)	0.87%	0.65%	0.65%	0.65%	0.65%
Expenses Net of Reductions(d)	0.87%	0.44%	0.26%	0.20%	0.22%
(a)	Represents less than $0.005.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL International Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016*	2015	2014	2013
Net Asset Value, Beginning of Period (Class 1)*	$10.07	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.37	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	2.15	(0.05)
Total from Investment Activities	2.52	0.07
Dividends to Shareholders From:
Net Investment Income	(0.16)	—
Net Realized Gains	(0.13)	—
Total Dividends	(0.29)	—
Net Asset Value, End of Period	$12.30	$10.07
Total Return(a)	25.12%	0.70%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$132,265	$123,158
Net Investment Income/(Loss)(c)	2.48%	1.19%
Expenses Before Reductions(c)(d)	0.48%	0.40%
Expenses Net of Reductions(c)	0.48%	0.40%
Portfolio Turnover Rate(e)	8%	55%(f)
Net Asset Value, Beginning of Period (Class 2)	$14.10	$14.42	$15.28	$16.57	$13.93
Investment Activities:
Net Investment Income/(Loss)	0.36	0.15	0.58	0.42	0.29
Net Realized and Unrealized Gains/(Losses) on Investments	3.12	(0.10)	(0.79)	(1.43)	2.65
Total from Investment Activities	3.48	0.05	(0.21)	(0.99)	2.94
Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.37)	(0.65)	(0.30)	(0.30)
Net Realized Gains	(0.13)
Total Dividends	(0.28)	(0.37)	(0.65)	(0.30)	(0.30)
Net Asset Value, End of Period	$17.30	$14.10	$14.42	$15.28	$16.57
Total Return(a)	24.77%	0.37%	(1.39)%	(6.18)%	21.36%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$1,862,508	$1,605,552	$576,330	$863,302	$808,196
Net Investment Income/(Loss)	2.21%	2.11%	2.16%	2.88%	2.23%
Expenses Before Reductions(d)	0.73%	0.71%	0.75%	0.75%	0.76%
Expenses Net of Reductions	0.73%	0.71%	0.74%	0.75%	0.76%
Portfolio Turnover Rate(e)	8%	55%(f)	13%	3%	2%
*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(f)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 55%.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL MetWest Total Return Bond Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	November 17, 2014 to December 31, 2014(a)
Net Asset Value, Beginning of Period	$10.07	$10.01	$10.07	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.17	0.16	0.11	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.15	0.07	(0.13)	0.06
Total from Investment Activities	0.32	0.23	(0.02)	0.07
Dividends to Shareholders From:
Net Investment Income	(0.16)	(0.11)	(0.01)	—
Net Realized Gains	(0.03)	(0.06)	(0.03)	—
Total Dividends	(0.19)	(0.17)	(0.04)	—
Net Asset Value, End of Period	$10.20	$10.07	$10.01	$10.07
Total Return(b)	3.14%	2.30%	(0.20)%	0.70%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$366,574	$359,253	$392,669	$415,586
Net Investment Income/(Loss)(d)	1.63%	1.45%	1.02%	0.56%
Expenses Before Reductions(d)(e)	0.91%	0.91%	0.89%	0.91%
Expenses Net of Reductions(d)	0.86%	0.86%	0.84%	0.86%
Portfolio Turnover Rate	198%	185%	256%	27%(c)
(a)	Period from commencement of operations.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Mid Cap Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016*	2015	2014	2013
Net Asset Value, Beginning of Period (Class1)	$10.90	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.25	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	1.41	0.78
Total from Investment Activities	1.66	0.90
Dividends to Shareholders From:
Net Investment Income	(0.12)	—
Net Realized Gains	(1.19)	—
Total Dividends	(1.31)	—
Net Asset Value, End of Period	$11.25	$10.90
Total Return(a)	16.08%	9.00%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$55,764	$54,300
Net Investment Income/(Loss)(c)	1.27%	1.26%
Expenses Before Reductions(c)(d)	0.31%	0.31%
Expenses Net of Reductions(c)	0.31%	0.31%
Portfolio Turnover Rate(e)	21%	86%(f)
Net Asset Value, Beginning of Period (Class 2)	$21.45	$21.10	$23.49	$22.43	$17.27
Investment Activities:
Net Investment Income/(Loss)	0.24	0.13	0.30	0.19	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	3.06	3.67	(0.91)	1.85	5.47
Total from Investment Activities	3.30	3.80	(0.61)	2.04	5.61
Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.24)	(0.27)	(0.16)	(0.14)
Net Realized Gains	(1.19)	(3.21)	(1.51)	(0.82)	(0.31)
Total Dividends	(1.30)	(3.45)	(1.78)	(0.98)	(0.45)
Net Asset Value, End of Period	$23.45	$21.45	$21.10	$23.49	$22.43
Total Return(a)	15.80%	19.52%	(2.67)%	9.21%	32.71%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$1,208,935	$1,222,550	$406,092	$554,440	$492,994
Net Investment Income/(Loss)	1.02%	1.14%	0.95%	0.88%	0.86%
Expenses Before Reductions(d)	0.56%	0.57%	0.57%	0.57%	0.58%
Expenses Net of Reductions	0.56%	0.57%	0.57%	0.57%	0.58%
Portfolio Turnover Rate(e)	21%	86%(f)	26%	13%	12%
*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(f)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Moderate Index Strategy Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$15.54	$15.03	$16.50	$15.73	$12.73
Investment Activities:
Net Investment Income/(Loss)	0.12	0.32	0.19	0.23	0.11
Net Realized and Unrealized Gains/(Losses) on Investments	1.78	1.00	(0.61)	1.10	3.02
Total from Investment Activities	1.90	1.32	(0.42)	1.33	3.13
Dividends to Shareholders From:
Net Investment Income	(0.35)	(0.30)	(0.36)	(0.13)	(0.13)
Net Realized Gains	(3.79)	(0.51)	(0.69)	(0.43)	—
Total Dividends	(4.14)	(0.81)	(1.05)	(0.56)	(0.13)
Net Asset Value, End of Period	$13.30	$15.54	$15.03	$16.50	$15.73
Total Return(a)	13.30%	8.91%	(2.47)%	8.50%	24.67%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$740,959	$720,934	$1,282,506	$1,317,095	$1,072,014
Net Investment Income/(Loss)	0.77%	1.25%	1.22%	1.57%	1.20%
Expenses Before Reductions*(b)	0.43%	0.96%	1.05%	1.05%	1.06%
Expenses Net of Reductions*	0.08%	0.83%	0.96%	0.96%	0.97%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.08%	0.83%	0.96%	0.96%(c)	0.97%(c)
Portfolio Turnover Rate	7%(d)	190%	117%	119%	52%
*	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)
The Fund's purchases and sales of securities and, accordingly, portfolio turnover ratio decreased during 2017 as a result of a change in the Fund's investment strategy which became effective October 14, 2016.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Morgan Stanley Global Real Estate Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016*	2015	2014	2013
Net Asset Value, Beginning of Period (Class 1)	$10.05	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.28	_^+
Net Realized and Unrealized Gains/(Losses) on Investments	0.67	0.05
Total from Investment Activities	0.95	0.05
Dividends to Shareholders From:
Net Investment Income	(0.43)	—
Net Realized Gains	(0.85)	—
Total Dividends	(1.28)	—
Net Asset Value, End of Period	$9.72	$10.05
Total Return(c)	10.00%	0.50%(a)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$25,794	$27,302
Net Investment Income/(Loss)(b)	2.38%	0.13%
Expenses Before Reductions(b)(d)	1.03%	1.04%
Expenses Net of Reductions(b)	0.98%	1.03%
Portfolio Turnover Rate(e)	33%	52%
Net Asset Value, Beginning of Period (Class 2)	$10.68	$10.51	$11.11	$9.86	$9.99
Investment Activities:
Net Investment Income/(Loss)	0.27	0.20^	0.22	0.18	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.71	0.13	(0.39)	1.17	0.14
Total from Investment Activities	0.98	0.33	(0.17)	1.35	0.30
Dividends to Shareholders From:
Net Investment Income	(0.42)	(0.16)	(0.43)	(0.10)	(0.43)
Net Realized Gains	(0.85)
Total Dividends	(1.27)	(0.16)	(0.43)	(0.10)	(0.43)
Net Asset Value, End of Period	$10.39	$10.68	$10.51	$11.11	$9.86
Total Return(c)	9.72%	3.14%	(1.34)%	13.77%	3.02%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$109,926	$115,339	$159,821	$187,892	$181,795
Net Investment Income/(Loss)	2.17%	1.84%	1.70%	1.67%	1.43%
Expenses Before Reductions(d)	1.28%	1.29%	1.29%	1.29%	1.29%
Expenses Net of Reductions	1.23%	1.29%	1.29%	1.28%	1.29%
Portfolio Turnover Rate(e)	33%	52%	25%	32%	29%
*	Class 1 activity for the period October 17, 2016 (commencement of operations) to December 31, 2016.
^	Average shares method used in calculations.
+	Represents less than $0.005.
(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL MSCI Emerging Markets Equity Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1 – Net Asset Value, Beginning of Period	$6.60	$6.04	$7.35	$7.81	$8.05
Investment Activities:
Net Investment Income/(Loss)	0.12	0.06	0.07	0.10	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	2.30	0.56	(1.00)	(0.48)	(0.25)
Total from Investment Activities	2.42	0.62	(0.93)	(0.38)	(0.16)
Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.06)	(0.10)	(0.07)	(0.08)
Net Realized Gains	(0.20)	-	(0.28)	(0.01)	—
Total Dividends	(0.24)	(0.06)	(0.38)	(0.08)	(0.08)
Net Asset Value, End of Period	$8.78	$6.60	$6.04	$7.35	$7.81
Total Return(b)	36.97%	10.21%	(12.69)%	(4.96)%	(1.96)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$22,883	$19,006	$20,505	$26,194	$31,711
Net Investment Income/(Loss)	1.56%	1.05%	0.86%	1.14%	1.04%
Expenses Before Reductions(d)	1.11%	1.41%	1.49%	1.46%	1.45%
Expenses Net of Reductions	0.71%	1.14%	1.33%	1.31%	1.30%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.71%	1.14%	1.33%	1.31%(c)	1.30%(c)
Portfolio Turnover Rate(e)	19%	115%	45%	58%	49%
Class 2 – Net Asset Value, Beginning of Period
Investment Activities:	$6.60	$6.04	$7.34	$7.80	$8.03
Net Investment Income/(Loss)	0.10	0.04	0.05	0.08	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	2.30	0.56	(1.00)	(0.48)	(0.24)
Total from Investment Activities	2.40	0.60	(0.95)	(0.40)	(0.17)
Dividends to Shareholders From:
Net Investment Income	(0.03)	(0.04)	(0.07)	(0.05)	(0.06)
Net Realized Gains	(0.20)	-	(0.28)	(0.01)	—
Total Dividends	(0.23)	(0.04)	(0.35)	(0.06)	(0.06)
Net Asset Value, End of Period	$8.77	$6.60	$6.04	$7.34	$7.80
Total Return(a)	36.63%	9.89%	(12.88)%	(5.22)%	(2.10)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$351,886	$248,872	$172,238	$225,276	$266,951
Net Investment Income/(Loss)	1.35%	0.80%	0.60%	0.90%	0.79%
Expenses Before Reductions(c)	1.36%	1.64%	1.74%	1.71%	1.70%
Expenses Net of Reductions	0.96%	1.36%	1.58%	1.56%	1.55%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	0.96%	1.36%	1.58%	1.56%(c)	1.55%(c)
Portfolio Turnover Rate(e)	19%	115%	45%	58%	49%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of share issued.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL MSCI Global Equity Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated. Such Class 1 Financial Highlights are not shown since class has not commenced operations.)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.36	$9.71	$11.51	$12.88	$11.74
Investment Activities:
Net Investment Income/(Loss)	0.20	0.20	0.23	0.28	0.25
Net Realized and Unrealized Gains/(Losses) on Investments	1.86	(0.30)	(1.66)	(0.89)	1.11
Total from Investment Activities	2.06	(0.10)	(1.43)	(0.61)	1.36
Dividends to Shareholders From:
Net Investment Income	(0.20)	(0.25)	(0.31)	(0.25)	(0.22)
Net Realized Gains	-	-	(0.06)	(0.51)	—
Total Dividends	(0.20)	(0.25)	(0.37)	(0.76)	(0.22)
Net Asset Value, End of Period	$11.22	$9.36	$9.71	$11.51	$12.88
Total Return(a)	22.18%	(0.93)%	(12.57)%	(5.26)%	11.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$153,857	$147,265	$117,211	$147,054	$151,096
Net Investment Income/(Loss)	1.62%	2.75%	1.80%	2.35%	2.10%
Expenses Before Reductions(b)	1.16%	1.20%	1.24%	1.24%	1.23%
Expenses Net of Reductions	0.77%	1.10%	1.24%	1.24%	1.22%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly	0.77%	1.10%	1.24%	1.24%(c)	1.23%(c)
Portfolio Turnover Rate	4%	135%(d)	50%	20%	24%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

(d)
Effective October 14, 2016, the investment strategy of the Fund changed. Costs of purchases and proceeds from sales of portfolio securities associated with the changes in investment strategy contributed to higher portfolio turnover rate for the period ended December 31, 2016 as compared to prior years.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Russell 1000 Growth Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016*	2015	2014	2013
Net Asset Value, Beginning of Period (Class1)	$10.28	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.14	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	2.73	0.25
Total from Investment Activities	2.87	0.28
Dividends to Shareholders From:
Net Investment Income	(0.05)	—
Net Realized Gains	(1.36)	—
Total Dividends	(1.41)	—
Net Asset Value, End of Period	$11.74	$10.28
Total Return(a)	29.19%	2.80%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$55,307	$49,297
Net Investment Income/(Loss)(c)	1.04%	1.26%
Expenses Before Reductions(c)(d)	0.50%	0.50%
Expenses Net of Reductions(c)	0.45%	0.45%
Portfolio Turnover Rate(f)	12%	158%(e)
Net Asset Value, Beginning of Period (Class 2)	$12.99	$15.32	$17.11	$16.55	$12.63
Investment Activities:
Net Investment Income/(Loss)	0.13	0.04	0.19	0.17	0.18
Net Realized and Unrealized Gains/(Losses) on Investments	3.49	0.84	0.54	1.80	3.90
Total from Investment Activities	3.62	0.88	0.73	1.97	4.08
Dividends to Shareholders From:
Net Investment Income	(0.04)	(0.16)	(0.19)	(0.17)	(0.16)
Net Realized Gains	(1.36)	(3.05)	(2.33)	(1.24)	—
Total Dividends	(1.40)	(3.21)	(2.52)	(1.41)	(0.16)
Net Asset Value, End of Period	$15.21	$12.99	$15.32	$17.11	$16.55
Total Return(a)	28.89%	6.43%	4.86%	12.21%	32.48%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$1,046,158	$1,065,322	$101,530	$130,259	$144,335
Net Investment Income/(Loss)	0.79%	0.99%	0.86%	0.83%	0.89%
Expenses Before Reductions(d)	0.75%	0.77%	0.78%	0.78%	0.78%
Expenses Net of Reductions	0.70%	0.72%	0.78%	0.78%	0.78%
Portfolio Turnover Rate(f)	12%	158%(e)	14%	13%	13%
*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 158%

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Russell 1000 Value Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
		Year Ended December 31,
	2017	2016*	2015	2014	2013
Net Asset Value, Beginning of Period (Class 1)	$10.79	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.27	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	1.08	0.71
Total from Investment Activities	1.35	0.79
Dividends to Shareholders From:
Net Investment Income	(0.10)	—
Net Realized Gains	(1.39)	—
Total Dividends	(1.49)	—
Net Asset Value, End of Period	$10.65	$10.79
Total Return(a)	13.38%	7.90%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$185,903	$187,248
Net Investment Income/(Loss)(c)	2.07%	2.11%
Expenses Before Reductions(c)(d)	0.50%	0.51%
Expenses Net of Reductions(c)	0.45%	0.46%
Portfolio Turnover Rate(e)	12%	131%(f)
Net Asset Value, Beginning of Period (Class 2)	$13.39	$12.91	$14.82	$14.70	$11.84
Investment Activities:
Net Investment Income/(Loss)	0.24	0.11	0.22	0.24	0.31
Net Realized and Unrealized Gains/(Losses) on Investments	1.42	1.85	(0.92)	1.55	3.35
Total from Investment Activities	1.66	1.96	(0.70)	1.79	3.66
Dividends to Shareholders From:
Net Investment Income	(0.10)	(0.25)	(0.23)	(0.23)	(0.29)
Net Realized Gains	(1.39)	(1.23)	(0.98)	(1.44)	(0.51)
Total Dividends	(1.49)	(1.48)	(1.21)	(1.67)	(0.80)
Net Asset Value, End of Period	$13.56	$13.39	$12.91	$14.82	$14.70
Total Return(a)	13.02%	16.15%	(4.42)%	12.59%	31.52%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$893,400	$991,296	$193,094	$219,158	$205,807
Net Investment Income/(Loss)	1.81%	2.05%	1.54%	1.60%	1.54%
Expenses Before Reductions(d)	0.75%	0.77%	0.77%	0.76%	0.77%
Expenses Net of Reductions	0.70%	0.72%	0.77%	0.76%	0.77%
Portfolio Turnover Rate(e)	12%	131%(f)	16%	16%	11%
*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Not annualized.
(c)	Annualized for periods less than one year.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.
(f)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 131%

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL S&P 500 Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Class 1 – Net Asset Value, Beginning of Period	$14.15	$14.31	$14.50	$12.96	$9.95
Investment Activities:
Net Investment Income/(Loss)	0.28(a)	0.28(a)	0.27(a)	0.24(a)	0.21(a)
Net Realized and Unrealized Gains/(Losses) on Investments	2.71	1.30	(0.12)	1.49	2.96
Total from Investment Activities	2.99	1.58	0.15	1.73	3.17
Dividends to Shareholders From:
Net Investment Income	(0.17)	(0.31)	(0.34)	(0.19)	(0.16)
Net Realized Gains	(0.72)	(1.43)	-	-	-
Total Dividends	(0.89)	(1.74)	(0.34)	(0.19)	(0.16)
Net Asset Value, End of Period	$16.25	$14.15	$14.31	$14.50	$12.96
Total Return(b)	21.60%	11.79%	1.16%	13.41%	32.02%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$76,049	$72,604	$20,022	$21,304	$19,334
Net Investment Income/(Loss)	1.83%	1.98%	1.86%	1.76%	1.81%
Expenses Before Reductions(c)	0.23%	0.24%	0.24%	0.24%	0.24%
Expenses Net of Reductions	0.23%	0.24%	0.24%	0.24%	0.24%
Portfolio Turnover Rate(d)	2%	23%	8%	3%	4%
Class 2 – Net Asset Value, Beginning of Period	$14.06	$14.23	$14.40	$12.88	$9.90
Investment Activities:
Net Investment Income/(Loss)	0.24(a)	0.24(a)	0.23(a)	0.20(a)	0.18(a)
Net Realized and Unrealized Gains/(Losses) on Investments	2.70	1.29	(0.11)	1.48	2.94
Total from Investment Activities	2.94	1.53	0.12	1.68	3.12
Dividends to Shareholders From:
Net Investment Income	(0.15)	(0.27)	(0.29)	(0.16)	(0.14)
Net Realized Gains	(0.72)	(1.43)	-	-	-
Total Dividends	(0.87)	(1.70)	(0.29)	(0.16)	(0.14)
Net Asset Value, End of Period	$16.13	$14.06	$14.23	$14.40	$12.88
Total Return(b)	21.36%	11.45%	0.95%	13.12%	31.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$2,788,345	$2,562,218	$1,223,566	$1,743,919	$1,547,689
Net Investment Income/(Loss)	1.58%	1.75%	1.58%	1.51%	1.56%
Expenses Before Reductions(c)	0.48%	0.49%	0.49%	0.49%	0.49%
Expenses Net of Reductions	0.48%	0.49%	0.49%	0.49%	0.49%
Portfolio Turnover Rate(d)	2%	23%	8%	3%	4%
(a)	Average shares method used in calculation.
(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between classes of shares issued.
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL Small Cap Stock Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016*	2015	2014	2013
Net Asset Value, Beginning of Period (Class 1)	$11.38	$10.00
Investment Activities:
Net Investment Income/(Loss)	0.16	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.24	1.32
Total from Investment Activities	1.40	1.38
Dividends to Shareholders From:
Net Investment Income	(0.08)	—
Net Realized Gains	(1.02)	—
Total Dividends	(1.10)	—
Net Asset Value, End of Period	$11.68	$11.38
Total Return(a)	12.94%	13.80%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$53,319	$54,672
Net Investment Income/(Loss)(c)	1.21%	1.46%
Expenses Before Reductions(c)(d)	0.32%	0.32%
Expenses Net of Reductions(c)	0.32%	0.32%
Portfolio Turnover Rate(e)	16%	86%(f)
Net Asset Value, Beginning of Period (Class 2)	$14.23	$13.49	$15.43	$15.65	$11.39
Investment Activities:
Net Investment Income/(Loss)	0.15	0.07	0.19	0.12	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	1.59	3.06	(0.58)	0.65	4.50
Total from Investment Activities	1.74	3.13	(0.39)	0.77	4.59
Dividends to Shareholders From:
Net Investment Income	(0.07)	(0.16)	(0.17)	(0.09)	(0.14)
Net Realized Gains	(1.02)	(2.23)	(1.38)	(0.90)	(0.19)
Total Dividends	(1.09)	(2.39)	(1.55)	(0.99)	(0.33)
Net Asset Value, End of Period	$14.88	$14.23	$13.49	$15.43	$15.65
Total Return(a)	12.75%	25.71%	(2.49)%	5.23%	40.62%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$869,770	$909,979	$276,006	$381,585	$383,152
Net Investment Income/(Loss)	0.96%	1.19%	0.96%	0.81%	0.71%
Expenses Before Reductions(d)	0.57%	0.58%	0.59%	0.59%	0.59%
Expenses Net of Reductions	0.57%	0.58%	0.59%	0.59%	0.59%
Portfolio Turnover Rate(e)	16%	86%(f)	16%	14%	17%
*	Class 1 activity is for the period October 17, 2016 (commencement of operations) to December 31, 2016.
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(e)	The portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than a year.
(f)
Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund's portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

AZL T. Rowe Price Capital Appreciation Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$16.48	$16.04	$15.90	$15.84	$12.29
Investment Activities:
Net Investment Income/(Loss)	0.17	0.21	0.11	0.11	0.07
Net Realized and Unrealized Gains/(Losses) on Investments	2.28	1.03	0.68	1.69	3.60
Total from Investment Activities	2.45	1.24	0.79	1.80	3.67
Dividends to Shareholders From:
Net Investment Income	(0.24)	(0.12)	(0.10)	(0.06)	(0.12)
Net Realized Gains	(0.66)	(0.68)	(0.55)	(1.68)	—
Total Dividends	(0.90)	(0.80)	(0.65)	(1.74)	(0.12)
Net Asset Value, End of Period	$18.03	$16.48	$16.04	$15.90	$15.84
Total Return(b)	15.04%	7.84%	5.07%	11.77%	29.94%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$1,146,974	$997,346	$1,150,906	$787,570	$519,248
Net Investment Income/(Loss)	0.97%	1.10%	0.98%	0.93%	0.44%
Expenses Before Reductions(c)	1.05%	1.05%	1.05%	1.05%	1.06%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.00%(c)	1.01%(c)
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(d)	1.00%	1.00%	1.00%	1.00%	1.01%
Portfolio Turnover Rate	65%	89%	73%	72%	122%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)
Expenses net of reductions excludes expenses paid indirectly, pursuant to a "commission recapture" program, under which brokers remitted a portion of the brokerage commission which were used to pay certain Fund expenses. The Fund ceased participation in the program in June 2014.

The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

FOR MORE INFORMATION

This Prospectus is intended for use only when accompanied or preceded by a variable product prospectus.

MORE INFORMATION ABOUT THE FUNDS

The following documents are available free upon request:
Annual/Semi-Annual Reports (Shareholder Reports):
Each Fund's annual and semi-annual reports to shareholders contain additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance, except the AZL Government Money Market Fund, during its last fiscal year.
Proxy Voting Records:
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge.
Statement of Additional Information (SAI):
The SAI provides more detailed information about the Funds, including their respective operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.
Shareholder Inquiries:
Shareholders in the Fund may make inquiries to the Fund by contacting the Fund at the address or the toll-free number set forth in the table below.
Your request for free documents may be made in the following ways:
Shareholder Reports and the SAI	Contact a broker or investment adviser that sells products that offer the Funds.	Contact the Funds at: 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (toll-free) 1-800-624-0197	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments (for the SAI) www.allianzlife.com/shareholderreports (for the shareholder reports)
Proxy Voting Records	Access the Allianz Life website at: www.allianzlife.com/VariableInvestments

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

You can review information about the Funds (including the SAI), and obtain copies, after paying a duplicating fee, from the SEC as follows:
In Person:
Public Reference Room in Washington, D.C. (For their hours of operation, call 1-202-551-8090.)
By Mail:
Securities and Exchange Commission
Public Reference Section
100 F Street NE
 Washington, D.C. 20549
On the EDGAR database via the Internet:
www.sec.gov
By electronic request:
publicinfo@sec.gov
 The SEC charges a fee to copy any documents.
Investment Company Act file no. 811-09491
The Allianz Variable Insurance Products Trust ♦Prospectus♦ May 1, 2018

PART B - SAI

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (THE "TRUST")
Statement of Additional Information dated May 1, 2018
AZL® BlackRock Global Allocation Fund
AZL® DFA Emerging Markets Core Equity Fund
AZL® DFA Five-Year Global Fixed Income Fund
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund
AZL® Enhanced Bond Index Fund
AZL® Fidelity Institutional Asset Management® Multi-Strategy Fund (formerly, AZL® Pyramis® Multi-Strategy Fund), Class 1 and Class 2
AZL® Fidelity Institutional Asset Management® Total Bond Fund (formerly, AZL® Pyramis® Total Bond Fund), Class 1 and Class 2
AZL® Gateway Fund

AZL® Government Money Market Fund
AZL® International Index Fund, Class 1 and Class 2
AZL® MetWest Total Return Bond Fund
AZL® Mid Cap Index Fund, Class 1 and Class 2
AZL® Moderate Index Strategy Fund
AZL® Morgan Stanley Global Real Estate Fund, Class 1 and Class 2
AZL® MSCI Emerging Markets Equity Index Fund, Class 1 and Class 2
AZL® MSCI Global Equity Index Fund, Class 1 and Class 2
AZL® Russell 1000 Growth Index Fund, Class 1 and Class 2
AZL® Russell 1000 Value Index Fund, Class 1 and Class 2
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund, Class 1 and Class 2
AZL® T. Rowe Price Capital Appreciation Fund

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated May 1, 2018, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
This Statement of Additional Information may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS

History of the Trust	5
Investment Strategies and Policies	5
The Funds	5
Additional Information on Portfolio Instruments
and Investment Policies	6
Asset-Backed Securities	6
Asset-Based Securities	7
Bank Loans	7
Bank Obligations	8
Commercial Paper	9
Common Stocks	9
Contracts for Difference ("CFDs")	9
Convertible Securities	9
Corporate Debt Securities	10
Delayed Funding Loans
and Revolving Credit Facilities	11
Derivative Instruments	11
Distressed Securities	12
Event-Linked Exposure	13
Exchange Traded Notes ("ETNs")	13
Foreign Currency Options and Futures Transactions	14
Foreign Securities	14
Forward Foreign Currency Exchange Contracts	16
Futures	17
Futures and Options Investment Risks	18
Guaranteed Investment Contracts	18
Limited Partnership Interests	18
Illiquid Securities	18
Inflation-Indexed Bonds	19
Inflation-Indexed Securities	19
Initial Public Offerings	20
Investment Company Securities	20
Lending of Portfolio Securities	21
Loan Participations and Assignments	21
Mortgage-Related Securities	22
Options	24
Preferred Stocks	25
Private Investments in Public Equity	25
Real Estate Investment Trusts ("REITs")	25
Repurchase Agreements	26
Reverse Repurchase Agreements
and Dollar Roll Agreements	26
Risks of Techniques Involving Leverage	26
Short Sales Against the Box	27
Small Company Stocks	28
Special Situation Companies	28
Structured Notes	28
Swap Agreements	28
Taxable and Tax-Exempt Municipal Securities	30
U.S. Government Obligations	30
Variable and Floating Rate Demand
and Master Demand Notes	30
Warrants and Rights	31
When-Issued and Delayed Delivery Securities	31
Zero Coupon and Pay-In-Kind Securities	31
AZL BlackRock Global Allocation Fund –
Investments in the Subsidiary	31
AZL MidCap Index Fund and
AZL Russell 1000 Growth Index Fund –
Investments in Privately Placed Securities	33
Investment Restrictions	34
Portfolio Turnover	36
Other Fund Policies	36
Disclosure of Portfolio Holdings	36
Additional Purchase and Redemption Information	37
Net Asset Value	37
Valuation of the government Money Market Fund	38
Valuation of the Non‑Money Market Funds	38
Redemption in Kind	39
Management of the Trust	39
Trustees and Officers	39
Trustee Holdings	45
Control Persons and Principal Holders of Securities	45
The Manager	46
The Subadvisers	49
BlackRock Advisors, LLC	52
BlackRock Financial Management, Inc.	52
BlackRock Investment Management, LLC	53
Dimensional Fund Advisors LP	53
FIAM LLC/Geode Capital Management, LLC	53
Gateway Investment Advisers, LLC	53
Metropolitan West Asset Management, LLC	53
Morgan Stanley Investment Management Inc.	53
T. Rowe Price Associates, Inc.	53
Other Managed Accounts	54
Potential Material Conflicts of Interest	57
Portfolio Manager Compensation	58
Portfolio Manager Ownership of
Securities in the Funds	70
Affiliated Persons	70
Portfolio Transactions	70
Affiliated Brokers	71
Administrator and Fund Accountant	75
Distributor	76
Custodian	78
Transfer Agent	78
Independent Registered Public Accounting Firm	78
Legal Counsel	78
Codes of Ethics	79
Licensing Arrangements	79
Additional Information	81
Description of Shares	81
Vote of a Majority of the Outstanding Shares	82
Additional Tax Information	83
Performance Information	86
Yields of the government Money Market Fund	86
Yields of the Non‑Money Market Funds	86
Calculation of Total Return	87
Miscellaneous	87
Financial Statements	88
Proxy Voting Policies and Procedures	88
Appendix A	88
Commercial Paper Ratings	88
Corporate and Long‑Term Debt Ratings	90
Appendix B – Proxy Voting Policies	93
Allianz Variable Insurance Products Trust	93
Allianz Variable Insurance Products
Fund of Funds Trust	93
Allianz Investment Management LLC	95
BlackRock	101
Dimensional	107
FIAM LLC	111
Geode Capital Management, LLC	117
Gateway Investment Advisers, LLC	122
Metropolitan West Asset Management, LLC	123
Morgan Stanley Investment Management	128
T. Rowe Price Associates, Inc.	137

The Allianz Variable Insurance Products Trust ♦SAI♦ May 1, 2018
2

HISTORY OF THE TRUST

The Trust is an open‑end investment management company organized in July 1999 as a Delaware business trust comprised of 23 separate investment portfolios, which are classified as "diversified" within the meaning of the 1940 Act.  The Trust currently offers 22 variable net asset value funds and one government money market fund.
The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the "Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts (the "Separate Accounts").
Much of the information contained in this Statement of Additional Information ("SAI") expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust's Prospectus.

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS
AZL BlackRock Global Allocation Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund
AZL Fidelity Institutional Asset Management® Total Bond Fund
AZL Gateway Fund
AZL Government Money Market Fund
AZL International Index Fund
AZL MetWest Total Return Bond Fund
AZL Mid Cap Index Fund
AZL Moderate Index Strategy Fund
AZL Morgan Stanley Global Real Estate Fund
AZL MSCI Emerging Markets Equity Index Fund
AZL MSCI Global Equity Index Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Small Cap Stock Index Fund
AZL T. Rowe Price Capital Appreciation Fund
Temporary, Defensive Investments
As described in the Prospectus, each Fund may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short term debt instruments) for temporary defensive purposes when the Subadviser has determined that market or economic conditions so warrant.
These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Additional Information on Portfolio Instruments and Investment Policies – Bank Obligations," "– Commercial Paper," "– Variable and Floating Rate Demand and Master Demand Notes," "– U.S. Government Obligations,"  "– Corporate Debt Securities" and "– Repurchase Agreements").
The Allianz Variable Insurance Products Trust ♦SAI♦ May 1, 2018
3

Specific Non-Fundamental Investment Restrictions
In addition to the information shown under "Additional Information on Portfolio Instruments and Investment Policies" and the information in the section "Investment Restrictions" in this SAI, the following sets forth specific non-fundamental investment restrictions for certain Funds.
AZL Morgan Stanley Global Real Estate Fund –  The Fund shall not concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.  The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and options on futures contracts transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in regulations of the Commodities Futures Trading Commission), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets.  The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition does not apply to the writing of options or the sale of forward contracts, futures contracts, foreign currency futures contracts or related options.
AZL S&P 500 Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.
AZL Small Cap Stock Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.
AZL T. Rowe Price Capital Appreciation Fund – The Fund may not sell short more than 5% of its total assets. The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry group. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
 INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques, and risks for each Fund. As noted in the Prospectus, the Funds may also employ other investment practices and may be subject to other risks, which are described below.  Because the following is a combined description of the investment strategies of all of the Funds, certain matters described in this section may not apply to your Fund or Funds.  Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below without limit.
ASSET-BACKED SECURITIES
Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the
The Allianz Variable Insurance Products Trust ♦SAI♦ May 1, 2018
4

asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
ASSET-BASED SECURITIES
Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as "asset-based securities." Generally, a Fund will purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch"), or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or by issuers that the subadviser has determined to be of similar creditworthiness. Fund may purchase asset-based securities that are below investment grade. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, a Fund generally would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metal-Related Securities – A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
BANK LOANS
A Fund may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer's option. Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only
The Allianz Variable Insurance Products Trust ♦SAI♦ May 1, 2018
5

upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund's manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty's credit risk. The Funds may enter into Participations and Assignments on a forward commitment or "when-issued" basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it is determined by the Funds' manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position. The Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters").
BANK OBLIGATIONS
Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.
Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.
Certain Funds may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar‑denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs") which are U.S.
The Allianz Variable Insurance Products Trust ♦SAI♦ May 1, 2018
6

dollar‑denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.
COMMERCIAL PAPER
Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
Certain Funds may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower‑rated instruments is more risky than investment in instruments in higher‑rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a foreign corporation.
COMMON STOCKS
Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
CONTRACTS FOR DIFFERENCE ("CFDS")
A Fund may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.
CONVERTIBLE SECURITIES
Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, the cash value of common stock or some other equity security. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock – i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non‑convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.
Certain Funds may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a
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convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund's investments in synthetic convertible securities will be consistent with the Fund's investment objectives and investment strategies, including any limitations imposed on the credit quality of the Fund's permissible investments, and upon the Fund's investments in illiquid securities.
CORPORATE DEBT SECURITIES
Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.
Certain Funds may invest in securities which are rated in the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody's) or lower, or, if not rated, are of comparable quality as determined by the Subadviser. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO, may be considered to fall in the higher category.
As with other fixed‑income securities, debt securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Fixed income securities with ratings below Baa (Moody's) or BBB (S&P) are considered below investment grade and are commonly referred to as high yield or "junk" bonds and are considered by Moody's to have speculative characteristics.
Lower rated securities ("junk" bonds) generally offer higher interest payments because the company that issues the bond – the issuer – is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.
Some risks of investing in lower rated securities include:
•
Greater credit risk – Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.

•
Reduced liquidity – There may be fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.

Particular types of lower rated securities may present special concerns. The prices of payment‑in‑kind or zero‑coupon securities react more strongly to changes in interest rates than the prices of other debt securities. Some lower rated securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.
The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of debt securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Subadvisers typically conduct their own independent credit analysis of such securities.
Collateralized Debt Obligations – The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pools of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge
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management fees and administrative expenses. Collateralized mortgage obligations ("CMOs") are another type of CDO in which some Funds may invest. For more information on CMOs, see the discussion under "Mortgage-Related Securities" later in this section.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.
Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see "Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Fund.
DERIVATIVE INSTRUMENTS
Certain Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward‑based derivative
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generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option‑based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option‑based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency.  As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC.  Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (sometimes referred to as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open.  For example, with respect to forward contracts and futures that are not legally required to "cash settle," the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract's full notional value.  With respect to forward contracts and futures that are required to "cash settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked to market (net) obligation, if any, (in other words, the Trust's daily net liability, if any) rather than the notional value.
Hybrid instruments: A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the U.S. Commodity Futures Trading Commission ("CFTC") for an exemption from the provisions of the Commodity Exchange Act.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
DISTRESSED SECURITIES
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody's and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the subadviser of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is
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speculative and involves significant risks. A Fund may make such investments when the subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Except to the extent otherwise permitted by a Fund's prospectus or SAI, a Fund will not make investments for the purpose of exercising day-to-day management of any issuer's affairs.
EVENT-LINKED EXPOSURE
Certain Funds may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
EXCHANGE TRADED NOTES ("ETNS")
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
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The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS
Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.
Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
FOREIGN SECURITIES
Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each
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Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self‑sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Many European countries have adopted a single European currency, commonly referred to as the "euro." The long‑term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund(s), are still uncertain.
Securities of companies with a foreign jurisdiction of legal organization may be deemed domestic securities if they are either headquartered in the U.S., their equity securities (or ADRs) trade primarily in the U.S., or their total revenues are derived primarily from the U.S.
Investment in Companies in Developing Countries/Emerging Markets
Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.
Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries, including, China, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% (10% for certain Funds) of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.
Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.
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Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self‑sufficiency and balance of payments position.
Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
Depositary Receipts
For many foreign securities, U.S. dollar‑denominated ADRs, which are traded in the United States on exchanges or over‑the‑counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.
Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Foreign Sovereign Debt
Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in
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an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships.
The Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund. They may use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  A Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Funds may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure. The Funds may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to earmark or hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.  To the extent that the currency is not being used for hedging purposes, the Fund will segregate or "earmark" cash or assets determined to be liquid in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the segregated securities declines, the Fund will add additional assets so that the amount is not less than the Fund's commitments under the Contracts.
If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.
FUTURES
Certain Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The technique may also be used for risk management or other permissible purposes. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.
The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.
Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high‑grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against
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interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.
FUTURES AND OPTIONS INVESTMENT RISKS
A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.
GUARANTEED INVESTMENT CONTRACTS
A Guaranteed Investment Contract ("GIC") is a pure investment product in which a life insurance company agrees, for a single premium, to pay the principal amount of a predetermined annual crediting (interest) rate over the life of the investment, all of which is paid at the maturity date. GICs typically guarantee the interest rate paid but not the principal.
LIMITED PARTNERSHIP INTERESTS
A limited partnership interest entitles a Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. Certain Funds may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.
ILLIQUID SECURITIES
Subject to the limitations in a Fund's prospectus or this SAI, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in illiquid securities if, as a result, more than 15% (10% in the case of certain Funds, and 5% in the case of the Government Money Market Fund) of the market value of its net assets would be invested in illiquid securities. If for any reason this limitation is exceeded, the Fund will take appropriate steps to bring the aggregate amount of illiquid securities below 15% (or such lower limit as may be applicable) as soon as reasonably practicable; however, the Fund will not liquidate any illiquid securities if the Subadviser determines that doing so would not be in the best interests of the Fund.
Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the so‑called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) Securities"). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) Securities, thus providing liquidity. The Trust's Board of Trustees has delegated to the Subadvisers the day‑to‑day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe‑harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker‑dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.
The Subadvisers may deem Section 4(2) Securities liquid if they believe that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Subadvisers generally consider any and all factors that they deem relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other
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potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market‑place trades.
Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
INFLATION-INDEXED BONDS
Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INFLATION-INDEXED SECURITIES
Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income to the Fund. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.
An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is
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calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.
In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.
The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.
The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.
INITIAL PUBLIC OFFERINGS
A Fund may invest in initial public offerings ("IPOs") of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer.  A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, and limited information about the issuer. A Fund may hold IPO securities for a period of time or may sell them soon after the purchase.  Investments in IPOs could have an increased impact, either positive or negative, on a Fund's performance if the Fund's assets are relatively small.  The impact of an IPO on a Fund's performance may tend to diminish as the Fund grows.  In circumstances where investments in IPOs make a significant contribution to a Fund's performance, there can be no assurance that similar contributions from IPOs will continue in the future.
INVESTMENT COMPANY SECURITIES
Other than the AZL Moderate Index Strategy Fund, the Funds may not invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. However, as permitted by the 1940 Act, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund's total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. The foregoing restrictions do not apply to investments by the Funds in investment companies that are money market funds, including the Government Money Market Fund or another money market fund that has an affiliate of the Manager as an investment adviser. As a shareholder of another investment company, a Fund would indirectly bear,
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along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.
Exchange Traded Funds
The Funds may invest in investment companies in the form of various exchange traded funds ("ETFs"), subject to the Fund's investment objectives, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:
•
"SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.

•
"Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.

•	"iShares" which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.
•
"HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.
LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker‑dealers, banks or institutional borrowers of securities. A Fund must receive cash collateral equal to 102% of the market value of domestic securities (105% for foreign securities). This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker‑dealers, banks or other institutions determined to be creditworthy by the Manager.
LOAN PARTICIPATIONS AND ASSIGNMENTS
Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies).  Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.
Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence
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of definitive regulatory guidance, the Fund relies on its Subadviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
MORTGAGE-RELATED SECURITIES
Certain Funds may, consistent with their investment objective and policies, invest in mortgage‑related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage‑related securities issued by non‑governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass‑through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.
Mortgage‑related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government‑related organizations such as FNMA and the FHLMC, as well as by non‑governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage‑related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass‑through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass‑through securities purchased at a discount. The Funds may purchase mortgage‑related securities at a premium or at a discount. If a Fund purchases a mortgage‑related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest‑bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage‑related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage‑related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage‑related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.
If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.  An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination.  The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
In addition to bonds with customary settlement periods, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted "good delivery" standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage‑related securities and among the securities that they issue. Mortgage‑related securities issued by GNMA include GNMA Mortgage Pass‑Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full‑faith and credit of the United States. GNMA is a wholly‑owned U.S. government corporation within the Department of Housing and Urban
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Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage‑related securities issued by FNMA include FNMA Guaranteed Mortgage Pass‑Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government‑sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage‑related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
Collateralized Mortgage Obligations
Mortgage‑related securities in which the Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage‑backed certificates, including, in many cases, certificates issued by government‑related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage‑backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.
CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.
The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
Stripped Mortgage Securities
Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest‑only), while the other class will receive all of the principal ("PO" or principal‑only class). The yield to maturity on IOs, POs and other mortgage‑backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but
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also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
Certain Funds may also purchase stripped mortgage‑backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed‑income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped mortgage‑backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage‑backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage‑backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage‑backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
OPTIONS
Certain Funds may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over‑the‑counter. Certain Funds may also purchase put and call options.
A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be.
When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked‑to‑market to reflect the current value of the option written. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.
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A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio, or for risk management or other permissible purposes. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put."
Over‑the‑counter options ("OTC options") differ from exchange‑traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non‑performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange‑traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options which are illiquid or not readily marketable will be subject to a Fund's limitation on investments in illiquid securities. OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.
Certain Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.
PREFERRED STOCKS
Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
PRIVATE INVESTMENTS IN PUBLIC EQUITY
A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time, and subject to a Fund's limitation on investments in illiquid securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
REAL ESTATE INVESTMENT TRUSTS ("REITS")
Certain Funds may invest in equity, debt or hybrid REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. Hybrid REITs may invest in equity and debt. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass‑through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the "Code") and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs
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(particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.
REPURCHASE AGREEMENTS
Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from Financial institutions such as banks and broker-dealers, which a Subadviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short‑term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book‑entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
Certain Funds may borrow money by entering into reverse repurchase agreements or dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker‑dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed‑upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased under a dollar roll agreement. The Funds do not consider a TBA (to be announced) trade, which is a forward mortgage-backed securities trade, to be a dollar roll since a TBA is a commitment to make a future purchase and does not involve deliverable securities. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the Fund's obligation. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Although reverse repurchase agreements and dollar roll agreements are excluded from the Funds' fundamental restriction against borrowing, they may, to some extent, involve the risk of leverage.  See "Risks of Techniques Involving Leverage" below. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.
RISKS OF TECHNIQUES INVOLVING LEVERAGE
Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements or dollar roll agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.
Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).
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The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.
SHORT SALES
To the extent consistent with its investment objective and strategies, the AZL BlackRock Global Allocation Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund is required to deposit similar collateral with the Custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. The Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
SHORT SALES AGAINST THE BOX
Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the Fund will segregate or "earmark" cash or assets determined to be liquid equal to the amount of the commitment. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Subadviser to be creditworthy. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
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The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.
If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
SMALL COMPANY STOCKS
Funds that invest significantly in securities issued by small-cap companies are subject to capitalization risk. These securities may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and are less liquid than securities issued by large-cap companies. These securities may also fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
SPECIAL SITUATION COMPANIES
Certain Funds may invest in "special situation companies." Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long‑term growth of capital by investing in better‑known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
STRUCTURED NOTES
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt  securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.
SWAP AGREEMENTS
Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties
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are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or cash equivalents (such as U.S government securities, or high grade debt obligations), to limit any potential leveraging of the Fund's portfolio.
Credit Default Swaps: Certain Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or "earmarking" will not limit the Fund's exposure to loss.
Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two‑party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid, and thus subject to a Fund's limitation on illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.
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TAXABLE AND TAX-EXEMPT MUNICIPAL SECURITIES
Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately‑operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.
Other types of municipal securities include short‑term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax‑Exempt Commercial Paper, Construction Loan Notes and other forms of short‑term tax‑exempt loans. Such instruments are issued with a short‑term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser will consider such an event in determining whether the Fund should continue to hold the obligation.
An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
U.S. GOVERNMENT OBLIGATIONS
Certain Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.
Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government‑sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.
VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES
Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax‑exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the
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remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven‑day maturity.
Variable amount master demand notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.
WARRANTS AND RIGHTS
Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer‑term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.
Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
Certain Funds may purchase securities on a "when‑issued" or "delayed delivery" basis. A Fund will engage in when‑issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When‑issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when‑issued" or "delayed delivery" basis, the Fund will segregate or "earmark" cash or assets determined to be liquid equal to the amount of the commitment.
Securities purchased on a when‑issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when‑issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. If a Fund sells a "when‑issued" or "delayed delivery" security before a delivery, any gain would be taxable.
ZERO COUPON AND PAY-IN-KIND SECURITIES
Certain Funds may invest in zero coupon bonds and pay‑in‑kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay‑in‑kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends.
AZL BLACKROCK GLOBAL ALLOCATION FUND – INVESTMENTS IN THE SUBSIDIARY
The Fund's primary vehicle for gaining exposure to the commodities markets is expected to be through investments in the AZL Cayman Global Allocation Fund I, Ltd. (the "Subsidiary"), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Fund may invest up to 25% of its total assets in the shares of the Subsidiary. Investments in the Subsidiary are expected to provide the Fund with
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exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and recent Internal Revenue Service (the "IRS") revenue rulings, as discussed below.
The Subsidiary's assets are managed by BlackRock Investment Management, LLC ("BlackRock"). The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.
The Subsidiary is a company organized under the laws of the Cayman Islands. Its registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary is overseen by its own board of directors, comprised of Brian Muench, who is President and Chair of the Trust and of the Manager, and Michael Scriver, who is a Vice President of the Manager. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.
The Subsidiary invests primarily in commodity-related instruments. Although the Fund may enter into these commodity-related instruments directly, the Fund will likely gain exposure to these commodity- related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the Fund's investment in the Subsidiary will likely increase.
BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so. However, the Fund pays the Manager (and the Manager pays BlackRock) based on the Fund's assets, including the assets invested in the Subsidiary. The Subsidiary will enter into separate contracts for the provision of services, such as accounting, custody, and transfer agency, with the same or with affiliates of the same service providers that provide those services to the Fund.
The financial statements of the Subsidiary will be consolidated with the Fund's financial statements in the Fund's Annual and Semi-Annual Reports. The Fund's Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Fund's Reports are provided without charge upon request as indicated on the front cover of this Statement of Additional Information.
The Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, the Subsidiary's board consists of individuals who are affiliated with the Trust or the Manager, and the assets of both the Fund and the Subsidiary are managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund's Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary and the Fund's role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund has consented to service of process and examination of the Subsidiary by the Securities and Exchange Commission.
Changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as described in the Fund's prospectus and this Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
The Fund, as a regulated investment company ("RIC") under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of publicly traded partnerships (referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. In a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income.
The Fund has not obtained a private letter ruling from the IRS regarding its investments in the Subsidiary. Further, the IRS recently has indicated that it is actively reviewing the position established in the prior private letter rulings. If there
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are changes in the tax treatment of the Fund's direct and indirect investments in commodities, including the tax treatment of the Fund's investment in the Subsidiary, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.
The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Fund will be subject to a distribution requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Manager, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board of Trustees regarding the Subsidiary's compliance with its policies and procedures.
The AZL Blackrock Global Allocation Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.
AZL MIDCAP INDEX FUND AND AZL RUSSELL 1000 GROWTH INDEX FUND – INVESTMENTS IN PRIVATELY PLACED SECURITIES
In October, 2016, the AZL Mid Cap Index Fund and the AZL Russell 1000 Growth Index Fund were the acquiring (or surviving) funds in several fund mergers in which several other mutual funds (the acquired funds) that were series of the Trust were merged into the AZL Mid Cap Index Fund and the AZL Russell 1000 Growth Index Fund, respectively. In connection with the mergers, the acquiring funds received all of the assets of the corresponding acquired funds, including the acquired funds' investment assets. A small amount of the investment assets received by the AZL Mid Cap Index Fund (approximately 1.5% of fund assets at February 1, 2018) and the AZL Russell 1000 Growth Index Fund (approximately 0.4% of fund assets at February 1, 2018) were in securities which had been acquired in private transactions, which may be subject to resale restrictions, and for which there currently is no ready market. As a result, the AZL Mid Cap Index Fund and the AZL Russell 1000 Growth Index Fund to date have been unable to sell these private securities and may be unable to sell these private securities for the foreseeable future.
Because these private securities are not part of the indexes on which each Fund's respective investment objectives and principal investment strategies are based, holding these private securities may increase the risk that each Fund will fail to achieve its goal of matching the performance of its respective index. In addition, holding these private securities will subject the Funds to the risks of investments in privately placed securities. These private securities will have the effect of increasing the level of the Fund illiquidity to the extent the Fund continues to be unable to sell or transfer these private securities due to restrictions on transfers or the lack of interested buyers for the private securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also make it difficult for the Funds' to arrive at a fair value for these private securities. If the Funds are able to sell these private securities in the future, the Funds may be unable to sell at an advantageous time or price due to the lack of market liquidity.

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INVESTMENT RESTRICTIONS

Fundamental Restrictions
The investment objective of any Fund, except the AZL Government Money Market Fund, may be changed by the Board of Trustees without shareholder approval. The investment objective of the Government Money Market Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "Additional Information – Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information). All other investment restrictions described in the Prospectus or this Statement of Additional Information may be changed by the Board of Trustees. No Fund may:
1.
Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.

2.
Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities.  This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. The AZL BlackRock Global Allocation Fund may invest in commodities in accordance with applicable law and its prospectus and statement of additional information and without registering as a commodity pool operator under the Commodity Exchange Act.

3.	Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate (including REITs).
4.
Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the AZL Morgan Stanley Global Real Estate Fund may concentrate in equity securities of companies in the real estate industry, and with respect to all other Funds:

a)
there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;

b)	wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
d)	personal credit and business credit businesses will be considered separate industries.
5.
Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities issued by other investment companies, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.

NOTE: The AZL Morgan Stanley Global Real Estate Fund was classified at inception as a non-diversified investment company.  However, because the Fund in fact has been operated in a manner consistent with these limitations, it is the position of the SEC staff that it must continue to operate consistent with these limitations until shareholders of the Fund vote to return the Fund to a non-diversified status.
6.
Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities in an amount not exceeding one-third of its assets.

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7.	Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.
8.	a)	Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.
b)	Mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets.
As a non-fundamental policy, the following funds have more restrictive limits as follows:
AZL Government Money Market Fund	10% (with respect to 8a only)
AZL Moderate Index Strategy Fund	5%
AZL Morgan Stanley Global Real Estate Fund	10% (with respect to 8b only)
NOTE: As a non‑fundamental policy which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities which are segregated, held in escrow, or in separate accounts in connection with a Fund's investment practices described in the Funds' Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.
For purposes of the above investment restrictions, the Funds treat all supranational organizations as a single industry and each foreign government (all of its agencies) as a separate industry.  In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.
With respect to investment limitation No. 4(a), above, and as a non-fundamental policy which may be changed without the vote of shareholders, the government obligations on which there is no limitation will not include private activity municipal private debt securities principally backed by the assets and revenues of the non-governmental user of the funds generated by the securities issuance.
Non-Fundamental Restrictions
In addition, the Funds are subject to the following non‑fundamental limitations, which may be changed without the vote of shareholders. No Fund may:
1.
Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.

2.
Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Funds may engage in short sales against the box. The AZL BlackRock Global Allocation Fund may make short sales of securities or maintain a short position as and to the extent permitted by its Prospectus or this SAI and by applicable law.

3.
Purchase securities of companies for the purpose of exercising control. For AZL BlackRock Global Allocation Fund, investments in wholly-owned investment entities (for example, the Subsidiary) will not be deemed to be the making of investments for the purpose of exercising control.

4.	Except as noted otherwise elsewhere in this SAI, invest more than 15% (5% with respect to the AZL Government Money Market Fund) of its net assets in illiquid securities.
5.	Invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. This restriction does not apply to the AZL Moderate Index Strategy Fund.
Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.
As a non-fundamental policy, each Fund will consider the underlying investments of any underlying investment companies when determining the Fund's compliance with its concentration policies to the extent that such information is available to the Fund.
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PORTFOLIO TURNOVER
The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.
If a particular Fund changes subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new subadviser. For the year ended December 31, 2017, as reflected in the Financial Highlights section of the prospectus: (i) AZL BlackRock Global Allocation Fund experienced a higher portfolio turnover rate which can be attributed to the Fund increasing its trading activity in foreign agency obligations and U.S. Treasury obligations during the past fiscal year; (ii) AZL Enhanced Bond Index Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases; and (iii) AZL MetWest Total Return Bond Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases.

OTHER FUND POLICIES

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds' compliance with the policies.
In general, the Trust has instructed all third-party service providers and Allianz Investment Management LLC its investment adviser, that no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows.
Complete portfolio holdings will be included in the Funds' annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds' annual and semi-annual reports and Forms N-Q are available: 1) free on the EDGAR Database on the SEC's website at www.sec.gov; 2) for review or copying, copies subject to a duplication fee, at the SEC's Public Reference Room in Washington, D.C.; 3) by e-mailing your request to publicinfo@sec.gov; or 4) by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
Approximately 21 to 45 days after the end of each quarter, the Funds' distributor posts on the Funds' website (www.allianzlife.com) and publishes a fact sheet on each of the Funds which lists the Fund's top holdings (generally, the top 10 to 15 holdings) at quarter-end.  On or before the fifth business day of each month, a schedule of investments for the AZL Government Money Market Fund, as of the last business day of the prior month, will be posted on the Funds' website in accordance with Rule 2a-7.  Information concerning the Funds' portfolio holdings that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials, provided that the information is posted on the Funds' website one day prior to the use of such printed materials.
The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar) on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter.  The disclosure of portfolio holdings to databases and rating services is generally made for the purpose of obtaining ratings for the Funds and making available to the public the same portfolio holdings information as is typically provided for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.
In order to assure that any disclosure of portfolio holdings is in the best interests of shareholders, and to prevent any conflicts of interest between the Funds' shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds, the Funds' policies regarding the disclosure of portfolio holdings include the provision that the Funds'
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investment adviser (Allianz Investment Management LLC), subadvisers, and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information. Portfolio holdings also may be provided to the Participating Insurance Companies, or to their parent companies, affiliates or service providers, on a quarterly, monthly or more frequent basis, for purposes of financial reporting, risk management, regulatory compliance, or for other legitimate business purposes.
The Funds' administrator, fund accountant, transfer agent, custodian, proxy voting service, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information, on a current basis, in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use agreements and may not disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust.  The Fund's independent registered public accountant, KPMG LLP, also has access from time to time to the Fund's portfolio holdings in connection with performing the audit and related functions. In addition, the President of the Trust, in consultation with the Chief Compliance Officer of the Trust, may authorize the release of information regarding portfolio holdings upon a determination that such release is in the best interests of the shareholders of the relevant Fund or Funds.
Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.
Recipient (holdings)	Frequency	Delay before dissemination
Bank of New York Mellon (Fund Custodian), The	Daily	No delay
Bloomberg	Daily	1 Day
Broadridge Investor Communications Solutions, Inc. (proxy voting services)	As necessary	No delay
Citi Fund Services Ohio, Inc. (Fund Accountant and Administrator)	Daily	No delay
Factset	Daily	1 Day
FIS Data Systems Inc.	Daily	1 Day
Glass Lewis & Co., LLC (proxy voting services)	Weekly	No delay
Institutional Shareholder Services ("ISS") (proxy voting services)	Daily	1 Day
Lipper / Reuters	Quarterly	31 Calendar days after quarter end
Morningstar Inc.	Quarterly	31 Calendar days after quarter end
State Street Bank and Trust Company (State Street)	Daily	No delay
No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.
On a quarterly basis, the Board will receive a report of portfolio holdings disclosures and will monitor such disclosures to ascertain that no conflicts exist and that any disclosures of information about portfolio holdings are in the best interests of Fund shareholders.
There is no assurance that the Funds' policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The shares of the Trust's Funds are sold on a continuous basis by the Trust's distributor, Allianz Life Financial Services, LLC (the "Distributor "or "ALFS"), an affiliate of the Manager, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.
NET ASSET VALUE
As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see "Shareholder Information – Pricing of Fund Shares") on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin
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Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
VALUATION OF THE GOVERNMENT MONEY MARKET FUND
The AZL Government Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a‑7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the AZL Government Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.
Pursuant to Rule 2a-7, the AZL Government Money Market Fund will maintain a dollar weighted average maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) from the date of purchase in the case of government securities and securities in the NRSROs' highest short-term rating categories, or of more than 45 calendar days from the date of purchase in the case of securities in the NRSROs' second highest short-term rating categories.  The AZL Government Money Market Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.
The AZL Government Money Market Fund must also hold at least 10% of its total assets in "daily liquid assets" and at least 30% of its total assets in "weekly liquid assets."  Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day.  Weekly liquid assets are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within five business days.  In addition, the AZL Government Money Market Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.  This general liquidity obligation may require the AZL Government Money Market Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.
The AZL Government Money Market Fund's board of trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the board of trustees promptly consider what action, if any, should be initiated. If the trustees believe that the extent of any deviation from the AZL Government Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.
VALUATION OF THE NON‑MONEY MARKET FUNDS
Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees. Portfolio securities of sufficient credit quality with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Portfolio securities which are primarily traded on foreign exchanges are generally valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except
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that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees.  Over‑the‑counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed‑income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.
All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees.
REDEMPTION IN KIND
Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS
Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust ("FOF Trust").  The Trustees elect the officers of the Trust to supervise its day‑to‑day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.
The chairman of the Board of Trustees is Brian Muench who is an "interested person" of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America ("Allianz") and the Manager. Since October 2014, the Trust has a Lead Independent (non-"interested") Trustee, who is Peggy Ettestad. The Lead Independent Trustee was established to enable the independent members of the Board of Trustees to have a single point of contact with Fund management and the Manager, to coordinate the independent trustees' control and influence over fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee's responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board of Trustees and with the Chairman; and (iii) conducting evaluations of the members of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.
The Board of Trustees presently is composed of eight members, seven of whom are independent. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. Five of the independent trustees have served on the Board of Trustees for at least ten years.
As reflected below, the chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Trust's Manager and subadvisers and the selection and nomination of candidates to the Board of Trustees.
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The independent trustees, through the Lead Independent Trustee, regularly communicate with Brian Muench, President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. The Board of Trustees meets in person approximately five times each year and by telephone at other times. At each in-person meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust.
The Board of Trustees is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Investment committees, supervises the Trust's accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Trust's Manager and subadvisers. The Board of Trustees regularly receives detailed reports from, and has opportunity to question representatives of, the Trust's Chief Compliance Officer, the Trust's independent audit firm, and the Trust's administrator. The Chief Compliance Officer's reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board of Trustees also periodically receives reports, in person or by telephone, from various subadvisers.
The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.
•
The Audit Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, Mr. Lewis and Mr. Reeds, met two times during the last fiscal year.  Mr. Reeds serves as chair of the Audit Committee.  The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.

•
The Investment Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, Mr. Lewis and Mr. Reeds, met four times during the last fiscal year. Mr. Burnim and Mr. Forde serve as co-chairs of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the Manager and Subadvisers to the various investment portfolios of the Trust.

•
The Nominating and Corporate Governance Committee, made up of Mr. Burnim, Ms. Ettestad, Ms. Fagely, Mr. Forde, Ms. Leonardi, Mr. Lewis and Mr. Reeds, met one time during the last fiscal year.  Mr. Lewis serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees.  The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trust.

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The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:
Name, Address, and Birth Year	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
NON-INTERESTED TRUSTEES(1)
Peter R. Burnim (1947) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, Emrys Analytics and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to 2017; Managing Director, iQ Venture Advisors, LLC, 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; Chairman Sterling Bank & Trust (Bahamas) Ltd., 2016 to present, and Expert Witness, Massachusetts Department of Revenue, 2011 to 2016.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings; Sterling Trust (Cayman) Ltd.; Sterling Bank & Trust Limited (Bahamas); Emrys Analytics; EGB Insurance.
Peggy L. Ettestad (1957) 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Tamara Lynn Fagely (1958) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Retired; Chief Operations Officer, Hartford Funds, March 2012 to December 2013	35	Diamond Hill Funds (13 funds)
Richard H. Forde (1953) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 12/17	Member of the Board and Chairman of the Finance and Investment Committee, Connecticut Water Service, Inc., October 2013 to present; Senior Vice President and Chief Investment Officer, CIGNA, 2004 to 2012	35	Connecticut Water Service, Inc.
Claire R. Leonardi (1955) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund
Dickson W. Lewis (1948) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2014; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds, III (1944) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.
INTERESTED TRUSTEES(3)
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

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The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board of Trustees of the Trust:
Mr. Burnim – Brings to the Board of Trustees over 40 years of experience in management and director positions in the financial services industry. Mr. Burnim's management experience includes over 25 years in various senior management positions for Citibank/Citicorp's Corporate and Investment banking sectors and approximately ten years as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.
Ms. Ettestad – Brings to the Board of Trustees over 20 years of senior management experience, including over ten years of experience in senior management positions specifically at insurance providers and other financial service firms. Ms. Ettestad's subject matter expertise includes creation and analysis of financial systems and design and implementation of Sarbanes Oxley compliance and control processes, both directly applicable to the Board's supervision of the Trust's finance and compliance functions.
Ms. Fagely– Brings to the Board of Trustees extensive experience with mutual fund management and governance. She has over 20 years of senior management experience with various mutual fund and financial services firms, as well as prior experience serving as a member of the board of trustees and the audit committee chair for the Diamond Hill Funds, another mutual fund complex. This experience is directly applicable to the Board's supervision of the Trust's finance, operational and audit functions.
Mr. Forde – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including eight years as Chief Investment Officer and many prior years as senior managing director.  Mr. Forde also has board experience with Connecticut Water Service, Inc. Mr. Forde therefore brings to the Board considerable experience with the securities industry, considerable knowledge of investments, and experience in board governance matters.
Ms. Leonardi – Brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children's Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledgeable of the securities and insurance industries in which the Trust functions and in Board governance matters.
Mr. Lewis – Brings to the Board of Trustees over 35 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including nearly 20 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledgeable of Board governance matters.
Mr. Reeds – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including nine years as Chief Investment Officer. Mr. Reeds also served as Chief Executive Officer of Conning Corporation (an investment bank) for the six months before its sale to Metropolitan Life. Mr. Reeds' prior board service includes Conning Corporation, Connecticut Water Service and Lyme Academy College of Fine Arts. Mr. Reeds therefore brings to the Board, and to his role as the Board's audit committee financial expert, considerable experience in the securities industry and Board governance matters and considerable knowledge in investments.
Mr. Muench – As President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing subadvisers and addition of new subadvisers within the investment option line-up. Mr. Muench brings to the Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust.
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OFFICERS
Name, Address, and Birth Year	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench (1970) 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer (1945) Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402‑1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad (1963) Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer (1968) 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14
Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.
(2)	Indefinite.
(3)	Is an "interested person", as defined by the 1940 Act, due to employment by Allianz.
(4)
The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust's Chief Compliance Officer.  The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

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The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2017.
Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter R. Burnim 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peggy L. Ettestad 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Tamara Lynn Fagely 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Richard H. Forde 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Claire R. Leonardi 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Dickson W. Lewis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Arthur C. Reeds III 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Brian Muench 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust as of December 31, 2017.
Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Peter R. Burnim	N/A	N/A	None	N/A	N/A
Peggy L. Ettestad	N/A	N/A	None	N/A	N/A
Tamara Lynn Fagely	N/A	N/A	None	N/A	N/A
Richard H. Forde	N/A	N/A	None	N/A	N/A
Arthur C. Reeds III	N/A	N/A	None	N/A	N/A
Claire R. Leonardi	N/A	N/A	None	N/A	N/A
Dickson W. Lewis	N/A	N/A	None	N/A	N/A
The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2017. No executive officer or person affiliated with the Trust, other than the Trustees, received compensation from any Fund for the fiscal year ended December 31, 2017, in excess of $60,000. Trustees who are affiliated with the Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out‑of‑pocket expenses relating to attendance at meetings.
COMPENSATION TABLE 1/1/2017 THROUGH 12/31/2017
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES
Peter R. Burnim	$105,905	$-	N/A	$170,000
Peggy L. Ettestad	$132,381	$-	N/A	$212,500
Tamara Lynn Fagely	$8,782	$-	N/A	$14,167
Richard H. Forde	$8,782	$-	N/A	$14,167
Roger Gelfenbien	$105,905	$-	N/A	$170,000
Arthur C. Reeds III	$105,905	$-	N/A	$170,000
Claire R. Leonardi	$121,791	$-	N/A	$195,500
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Dickson W. Lewis	$105,905	$-	N/A	$170,000
INTERESTED TRUSTEES
Brian Muench	$-	$-	N/A	$-
TRUSTEE HOLDINGS
As of March 29, 2018, the Trustees and Officers of the Trust, individually and as a group, owned none of the shares of any Fund of the Trust.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 29, 2018, the following persons were known by the Trust to own beneficially, 5% or more shares of the Funds:
Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life Insurance Company of North America*	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**
AZL BlackRock Global Allocation Fund	100.00%	–
AZL DFA Emerging Markets Core Equity Fund	100.00%	–
AZL DFA Five-Year Global Fixed Income Fund	100.00%	–
AZL DFA International Core Equity Fund	100.00%	–
AZL DFA U.S. Core Equity Fund	100.00%	–
AZL DFA U.S. Small Cap Fund	100.00%	–
AZL Enhanced Bond Index Fund	88.12%	11.88%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	91.64%	8.36%
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 1)	91.29%	8.71%
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	90.09%	9.91%
AZL Gateway Fund	88.69%	11.31%
AZL Government Money Market Fund	93.84%	6.16%
AZL International Index Fund (Class 1)	95.11%	–
AZL International Index Fund (Class 2)	94.94%	5.06%
AZL MetWest Total Return Bond Fund	92.06%	7.94%
AZL Mid Cap Index Fund (Class 1)	95.40%	–
AZL Mid Cap Index Fund (Class 2)	94.35%	5.65%
AZL Moderate Index Strategy Fund	94.45%	5.55%
AZL Morgan Stanley Global Real Estate Fund (Class 1)	91.21%	8.79%
AZL Morgan Stanley Global Real Estate Fund (Class 2)	96.83%	–
AZL MSCI Emerging Markets Equity Index Fund (Class 1)	96.24%	–
AZL MSCI Emerging Markets Equity Index Fund (Class 2)	95.98%	–
AZL MSCI Global Equity Index Fund	91.27%	8.73%
AZL Russell 1000 Growth Index Fund (Class 1)	94.22%	5.78%
AZL Russell 1000 Growth Index Fund (Class 2)	95.63%	–
AZL Russell 1000 Value Index Fund (Class 1)	92.42%	7.58%
AZL Russell 1000 Value Index Fund (Class 2)	97.98%	–
AZL S&P 500 Index Fund (Class 1)	94.56%	5.44%
AZL S&P 500 Index Fund (Class 2)	97.65%	–
AZL Small Cap Stock Index Fund (Class 1)	98.59%	–
AZL Small Cap Stock Index Fund (Class 2)	96.61%	–
AZL T. Rowe Price Capital Appreciation Fund	95.61%	–
*	Allianz Life Insurance Company of North America (Allianz Life Variable Account B), 5701 Golden Hills Drive, Minneapolis, MN 55440
**	Allianz Life Insurance Company of New York (Allianz Life of NY Variable Account C), One Chase Manhattan Plaza, 37th Floor, New York, NY 10005‑1423
The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and the Funds. All of the outstanding shares of the Funds are owned, directly or indirectly, by Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C (the "Separate Accounts") or otherwise by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.
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THE MANAGER
Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the "Management Agreement") with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.
The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Insurance Company of North America ("Allianz Life") is the sole owner of the Manager.
For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust's Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:
Name of Fund	Gross Management Fee
AZL BlackRock Global Allocation Fund	0.75%
AZL DFA Emerging Markets Core Equity Fund	1.25%
AZL DFA Five-Year Global Fixed Income Fund	0.60%
AZL DFA International Core Equity Fund	0.95%
AZL DFA U.S. Core Equity Fund	0.80%
AZL DFA U.S. Small Cap Fund	0.85%
AZL Enhanced Bond Index Fund	0.35%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.70%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.50%
AZL Gateway Fund	0.80%
AZL Government Money Market Fund	0.35%
AZL International Index Fund	0.35%
AZL MetWest Total Return Bond Fund	0.60%
AZL Mid Cap Index Fund	0.25%
AZL Moderate Index Strategy Fund	0.40%
AZL Morgan Stanley Global Real Estate Fund	0.90%
AZL MSCI Emerging Markets Equity Index Fund	0.85%
AZL MSCI Global Equity Index Fund	0.70%
AZL Russell 1000 Growth Index Fund	0.44%
AZL Russell 1000 Value Index Fund	0.44%
AZL S&P 500 Index Fund	0.17%
AZL Small Cap Stock Index Fund	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%
The Manager compensates the subadvisers out of its management fee received from the Funds.
The management fees are computed and paid at the Fund level, with each class, if applicable, bearing its pro-rata portion of the expenses based upon relative net assets. For each Fund with a subadviser, the Manager pays the subadviser's compensation out of the gross management fee the Manager receives from the Fund.
The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may not be increased or terminated prior to April 30, 2019.
Name of Fund	Management Fee
AZL DFA Emerging Markets Core Equity Fund	0.95% on all assets
AZL DFA Five-Year Global Fixed Income Fund	0.50% on all assets
AZL DFA International Core Equity Fund	0.75% on all assets
AZL DFA U.S. Core Equity Fund	0.54% on all assets
AZL DFA U.S. Small Cap Fund	0.70% on all assets
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.45% on all assets
AZL MetWest Total Return Bond Fund	0.55% on all assets
AZL Moderate Index Strategy Fund	0.05% on all assets
AZL Morgan Stanley Global Real Estate Fund	0.85% on all assets
AZL MSCI Emerging Markets Equity Index Fund	0.45% on all assets
AZL MSCI Global Equity Index Fund	0.31% on all assets
AZL Russell 1000 Growth Index Fund	0.37% on all assets
AZL Russell 1000 Value Index Fund	0.37% on all assets
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AZL T. Rowe Price Capital Appreciation Fund	0.70% on all assets
The Manager may periodically elect to voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.
The Manager separately has entered into an expense limitation agreement with certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below.  The operating expenses covered by the Expense Limitation Agreement includes fees deducted from Fund assets such as audit fees and payments to independent trustees but does not include the operating expenses of other investment companies in which the Funds may invest ("acquired fund fees and expenses").  Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.
The Manager may request and receive reimbursement ("recoupment") from the Fund for expenses previously paid by the Manager under the Expense Limitation Agreement, which may include waived management fees, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to expenses paid by the Manager within the three fiscal years prior to the date of such reimbursement.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.
The Manager has contractually agreed to pay fund expenses, which may include waiving management fees, through April 30, 2019, in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:
	Expense Limitation for Fund
Name of Fund	Class 1	Class 2
AZL BlackRock Global Allocation Fund	N/A	1.19%
AZL DFA Emerging Markets Core Equity Fund	N/A	1.50%
AZL DFA Five-Year Global Fixed Income Fund	N/A	0.95%
AZL DFA International Core Equity Fund	N/A	1.39%
AZL DFA U.S. Core Equity Fund	N/A	1.20%
AZL DFA U.S. Small Cap Fund	N/A	1.35%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	0.46%	0.71%
AZL Fidelity Institutional Asset Management® Total Bond Fund	0.70%	0.95%
AZL Gateway Fund	N/A	1.25%
AZL Government Money Market Fund	N/A	0.87%
AZL International Index Fund	0.52%	0.77%
AZL MetWest Total Return Bond Fund	N/A	0.91%
AZL Mid Cap Index Fund	0.46%	0.71%
AZL Moderate Index Strategy Fund	0.20%	N/A
AZL Morgan StanleyGlobal Real Estate Fund	1.10%	1.35%
AZL MSCI Emerging Markets Equity Index Fund	0.85%	1.10%
AZL MSCI Global Equity Index Fund	0.55%	0.80%
AZL Russell 1000 Growth Index Fund	0.59%	0.84%
AZL Russell 1000 Value Index Fund	0.59%	0.84%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Small Cap Stock Index Fund	0.46%	0.71%
AZL T. Rowe Price Capital Appreciation Fund	N/A	1.20%
Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.
Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one‑year periods if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of
The Allianz Variable Insurance Products Trust ♦SAI♦ May 1, 2018
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outstanding shares of that Fund, or by the Manager as applicable. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.
The Funds' management fees for the last 3 fiscal years that were earned, recouped, and waived were as follows:
	Period Ended December 31, 2017			Period Ended December 31, 2016			Period Ended December 31, 2015
Fund	Management Fees Earned	Recoupment	Management Fees Waived	Management Fees Earned	Recoupment	Management Fees Waived	Management Fees Earned	Recoupment	Management Fees Waived
AZL BlackRock Global Allocation Fund	$3,129,783	$3,050	$-	$5,431,432	$-	$3,050	$5,968,942	$-	$-
AZL DFA Emerging Markets Core Equity Fund	803,672	-	373,684	773,619	-	330,106	559,151	-	179,144
AZL DFA Five-Year Global Fixed Income Fund	2,984,498	-	497,410	$2,927,988	-	$487,992	$2,252,773	-	$375,458
AZL DFA International Core Equity Fund	2,443,508	-	514,427	1,727,636	-	363,714	1,165,596	-	245,391
AZL DFA U.S. Core Equity Fund	4,661,047	-	1,514,844	4,370,837	-	1,420,518	3,248,830	-	1,055,872
AZL DFA U.S. Small Cap Fund	1,683,925	-	297,164	1,731,664	-	305,591	1,295,918	-	228,692
AZL Enhanced Bond Index Fund	7,011,743	-	-	3,345,437	-	-	2,680,658	-	-
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	4,497,935	-	1,874,830	4,803,459	-	480,114	5,418,066	-	-
AZL Fidelity Institutional Asset Management® Total Bond Fund	2,951,489	-	-	2,284,078	-	-	2,290,423	-	-
AZL Gateway Fund	1,643,803	-	-	1,508,592	-	-	1,692,126	-	-
AZL Government Money Market Fund*	1,945,151	1,246,653	-	2,464,856	-	1,440,270	2,377,767	-	2,377,767
AZL International Index Fund	6,601,074	-	-	2,803,703	37,705	-	2,380,767	-	37,705
AZL MetWest Total Return Bond Fund	2,182,994	-	181,921	2,308,851	-	192,402	2,463,162	-	205,268
AZL Mid Cap Index Fund	3,048,106	-	-	1,418,487	-	-	1,148,783	-	-
AZL Moderate Index Strategy Fund	2,915,416	-	2,497,720	7,975,911	-	1,506,142	9,935,430	-	1,249,718
AZL Morgan Stanley Global Real Estate Fund	1,243,986	3,457	69,112	1,358,769	-	3,457	1,578,900	-	-
AZL MSCI Emerging Markets Equity Index Fund	2,846,729	-	1,341,128	2,342,072	-	575,077	2,842,187	-	373,562
AZL MSCI Global Equity Index Fund	1,060,272	-	587,766	966,173	-	119,978	1,209,259	-	-
AZL Russell 1000 Growth Index Fund	5,024,948	-	607,952	1,330,240	-	134,929	497,771	-	-
AZL Russell 1000 Value Index Fund	5,031,940	-	607,728	1,655,791	-	157,418	912,995	-	-
AZL S&P 500 Index Fund	4,668,494	-	-	2,529,461	-	-	2,415,867	-	-
AZL Small Cap Stock Index Fund	2,342,148	-	-	1,034,763	-	-	832,170	-	-
AZL T. Rowe Price Capital Appreciation Fund	8,124,696	-	541,662	9,051,258	-	603,409	7,428,236	-	495,230
*
For the last three fiscal years, the amounts of Management Fee Waived do not reflect the following amounts reimbursed to the Fund: For the period ended December 31, 2017 - $0; for the period ended December 31, 2016 - $1,024,586; and for the period ended December 31, 2015 - $237,653.

Pursuant to separate agreements effective July 1, 2014 between the Funds and the Manager, the Manager provides a Chief Compliance Officer ("CCO") and certain compliance oversight and filing services to the Trust.  Under these agreements,
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the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC.  The fees are paid to the Operations as "Administrative and compliance service fees" in the Funds' annual and semiannual reports.
THE SUBADVISERS
The Manager has entered into agreements (the "Subadvisory Agreements") with various Subadvisers with respect to each Fund managed by the Manager.
Subadvisers are selected through a rigorous portfolio manager selection process which includes researching each potential Subadviser's asset class, track record, organizational structure, management team, compliance philosophy and operational structure, consistency of performance, and assets under management. The Manager chooses a small group of potential Subadvisers it considers to be most qualified based on its evaluation, including a quantitative and qualitative analysis. Out of the small group of potential Subadvisers, the Manager then selects the firm it determines to be the most qualified. The Manager's selection is then subject to approval by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust.
Each Subadviser's performance on behalf of a Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.
The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Funds to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of Subadvisory Agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a Subadvisory Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.
Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager's investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of subadviser visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the Fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back‑up subadviser selection, regression analysis and universe comparisons. In addition to ongoing compliance monitoring, the Manager's compliance team performs quarterly compliance reviews and a more extensive annual compliance examination, including an on-site compliance visit.  A number of "red flags" signal a more extensive and frequent manager review. These red flags consist of returns inconsistent with the investment objective, changes in leadership, ownership or portfolio managers, large changes in assets under management, changes to or deficiencies in compliance policies, practices or procedures, and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the Subadviser's ability to meet investment objectives. The Manager monitors "back‑up" subadvisers for each investment class so that, should a subadviser change be warranted, the transition can be effected on a timely basis.
Under the Subadvisory Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day‑to‑day investment decisions and other advisory services for a specific Fund or a portion of the assets of a specific Fund, as allocated by the Manager, if there is more than one Subadviser. For the AZL Morgan Stanley Global Real Estate Fund only, Morgan Stanley Investment Management has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates.
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The following table shows each Fund, its Subadviser and the rate paid by the Manager based on average daily net assets of each Fund for such subadvisory services during the last fiscal period ended December 31, 2017.
Fund	Subadviser	Subadvisory Fee*
AZL BlackRock Global Allocation Fund	BlackRock Investment Management, LLC	.42%
AZL DFA Emerging Markets Core Equity Fund	Dimensional Fund Advisors LP	.53%
AZL DFA Five-Year Global Fixed Income Fund	Dimensional Fund Advisors LP	.17%
AZL DFA International Core Equity Fund	Dimensional Fund Advisors LP	.30%
AZL DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	.38%
AZL DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	.16%
AZL Enhanced Bond Index Fund	BlackRock Financial Management, Inc.	.06%
AZL Fidelity Institutional Asset Management® Multi-StrategyFund	FIAM LLC	.16%
AZL Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC	.18%
AZL Gateway Fund	Gateway Investment Advisers, LLC	.45%
AZL Government Money Market Fund	BlackRock Advisors, LLC	.09%
AZL International Index Fund	BlackRock Investment Management, LLC	.05%
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC	.18%
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	.02%
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management, Inc.	.50%
AZL MSCI Emerging Markets Equity Index Fund	BlackRock Investment Management, LLC	.10%
AZL MSCI Global Equity Index Fund	BlackRock Investment Management, LLC	.06%
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	.03%
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	.03%
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	.02%
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	.02%
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	.40%
*	The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.
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The Subadvisory Fee rates for the Funds are listed below. For those Funds with multiple rates, when average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate. For example, if a rate of 0.50% applies to the first $500 million, and a rate of 0.45% applies thereafter, and a fund had $600 million in average daily net assets, then 0.50% would apply to the first $500 million and 0.45% would apply to the remaining $100 million in assets.
Fund	Rate
Average Daily Net Assets (for Breakpoints)
AZL BlackRock Global Allocation Fund	First $500 million	Next $1 billion	Over $1.5 billion
0.420%	0.400%	0.375%
AZL DFA Emerging Markets Core Equity Fund	First $100 million	Over $100 million
0.520%	0.470%
AZL DFA Five-Year Global Fixed Income Fund	First $100 million	Over $100 million
0.250%	0.150%
AZL DFA International Core Equity Fund	All Assets
0.270%
AZL DFA U.S. Small Cap Fund	First $100 million	Over $100 million
0.400%	0.350%
AZL DFA U.S. Core Equity Fund	First $100 million	Over $100 million
0.200%	0.150%
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund(1)	First $200 million	Next $200 million	Thereafter
0.250%	0.200%	0.150%
AZL Fidelity Institutional Asset Management® Total Bond Fund	First $100 million	Next $400 million	Thereafter
0.250%	0.180%	0.130%
AZL Enhanced Bond Index Fund	First $100 million	Next $200 million	Next $200 million	Thereafter
0.140%	0.090%	0.070%	0.050%
AZL Gateway Fund	First $500 million	Next $500 million	Thereafter
0.450%	0.425%	0.400%
AZL Government Money Market Fund	First $500 million	Next $500 million	Thereafter
0.090%	0.070%	0.060%
AZL International Index Fund	First $300 million	Thereafter
0.080%	0.040%
AZL MetWest Total Return Bond Fund	First $500 million	Thereafter
0.180%	0.100%
AZL Mid Cap Index Fund*	First $300 million	Thereafter
0.040%	0.020%
AZL Morgan Stanley Global Real Estate Fund	First $200 million	Thereafter
0.500%	0.400%
AZL MSCI Emerging Markets Equity Index Fund	First $300 million	Over $300 million
0.10%	0.08%
AZL MSCI Global Equity Index Fund	First $300 million	Over $300 million
0.06%	0.03%
AZL Russell 1000 Growth Index Fund	First $300 million	Thereafter
0.040%	0.020%
AZL Russell 1000 Value Index Fund	First $300 million	Thereafter
0.040%	0.020%
AZL S&P 500 Index Fund*	First $300 million	Thereafter
0.040%	0.020%
AZL Small Cap Stock Index Fund*	First $300 million	Thereafter
0.040%	0.020%
AZL T. Rowe Price Capital Appreciation Fund	Assets under $500 million	Assets over $500 million	Assets over $2 billion	Assets over $3.0 billion
First $250 million	Next $250 million	First $1.0 billion	Over $1.0 billion	Next $500 million	Next $500 million	Thereafter
0.500%	0.400%	0.400%	0.350%	0.400%	0.350%	0.350%
*	Assets in these funds are aggregated for purposes of computing Subadviser's compensation for those funds.
(1)
Out of its subadvisory fee received from the Manager, FIAM LLC pays Geode Capital Management, LLC, the Fund's sub-subadviser, compensation at the following rates:  0.15% on the first $500 million, 0.125% on the next $500 million, and 0.10% on all assets over $1 billion 0.10%.

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The table below presents the subadvisory fees earned by the subadvisers of each of the Funds for the last 3 fiscal years.
Fund	Subadviser	Subadvisory Fees Earned for the fiscal year or period ended:
		December 31, 2017	December 31, 2016	December 31, 2015
AZL BlackRock Global Allocation Fund	BlackRock Investment Management, LLC	$1,753,244	$2,994,613	$3,282,764
AZL DFA Emerging Markets Core Equity Fund	Dimensional Fund Advisors LP	344,161	340,519	245,735
AZL DFA Five-Year Global Fixed Income Fund	Dimensional Fund Advisors LP	846,138	831,995	631,387
AZL DFA International Core Equity Fund	Dimensional Fund Advisors LP	783,038	645,227	436,144
AZL DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	743,553	763,108	567,568
AZL DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	924,364	869,603	643,162
AZL Enhanced Bond Index Fund	BlackRock Investment Management, LLC	1,211,694	687,600	592,939
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund(1)	FIAM LLC	1,010,999	2,394,168	3,190,963
	Geode Capital Management, LLC
AZL Fidelity Institutional Asset Management® Total Bond Fund	FIAM LLC	1,087,272	886,968	894,550*
AZL Gateway Fund	Gateway Investment Advisers, LLC	924,630	848,121	951,858
AZL Government Money Market Fund	BlackRock Advisors, LLC	488,694	592,874	575,533
AZL International Index Fund	BlackRock Investment Management, LLC	874,681	441,663	392,118
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC	654,938	692,392	738,993
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	258,873	127,503	104,462
AZL Moderate Index Strategy Fund(2)	NA	NA	3,240,728	4,585,951
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management Inc.	690,908	757,437	1,025,279
AZL MSCI Emerging Markets Equity Index Fund(3)	BlackRock Investment Management, LLC	327,549	958,042	1,484,131
AZL MSCI Global Equity Index Fund(4)	BlackRock Investment Management, LLC	90,477	455,008	732,419
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	288,457	91,255	45,258
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	288,688	119,416	82,982
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	583,215	335,370	322,893
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	191,233	89,407	72,761
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	4,292,266	4,722,673	3,944,580
*	Prior to January 1, 2016, Pyramis Global Advisors, LLC received subadvisory fees.
(1)
Prior to October 14, 2016, the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund was subadvised by Franklin Mutual Advisers, LLC, Franklin Advisers, Inc., and Templeton Global Advisors Limited, and was known as the AZL Franklin Templeton Founding Strategy Plus Fund. After October 14, 2016, the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund is subadvised by FIAM LLC and Geode Capital Management, LLC.

(2)
Prior to October 14, 2016, the AZL Moderate Index Strategy Fund was subadvised by Invesco Advisers, Inc., and was known as the AZL Invesco Equity and Income Fund. After October 14, 2016, the AZL Moderate Index Strategy Fund is managed directly by the Manager, and the Fund does not have a subadviser.

(3)
Prior to October 14, 2016, the AZL MSCI Emerging Markets Equity Index Fund was subadvised by Schroder Investment Management North America Inc., and was known as the AZL Schroder Emerging Markets Equity Fund. After October 14, 2016, the AZL MSCI Emerging Markets Equity Index Fund is subadvised by BlackRock Investment Management, LLC.

(4)
Prior to October 14, 2016, the AZL MSCI Global Equity Index Fund was subadvised by NFJ Investment Group LLC, and was known as the AZL NFJ International Value Fund. After October 14, 2016, the AZL MSCI Global Equity Index Fund is subadvised by BlackRock Investment Management, LLC.

BLACKROCK ADVISORS, LLC
BlackRock Advisors, LLC ("BlackRock Advisors") was organized in 1994 to perform advisory services for investment companies.  BlackRock Advisors, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Portfolio's investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BlackRock Advisors, served as the Portfolio's investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $6.28 trillion in assets under management as of December 31, 2017.  BlackRock is an affiliate of The PNC Financial Services Group, Inc.
BLACKROCK FINANCIAL MANAGEMENT, INC.
BlackRock Financial Management, Inc. ("BlackRock Financial") has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately
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$6.28 trillion in assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
BLACKROCK INVESTMENT MANAGEMENT, LLC
BlackRock Investment Management, LLC ("BlackRock Investment") has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $6.28 trillion in investment company and other assets under management as of December 31, 2017. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
A subsidiary of BNY Mellon Corp., The Boston Company is located at One Boston Place, Boston, MA 02108-4408.
DIMENSIONAL FUND ADVISORS LP
Dimensional Fund Advisors LP ("DFA") is located at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2017, assets under management for all Dimensional affiliated advisors totaled approximately $577 billion.
FIAM LLC/GEODE CAPITAL MANAGEMENT, LLC
FIAM LLC ("FIAM") has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM managed approximately $78.250 billion in assets worldwide as of December 31, 2017. FIAM LLC is an indirect, wholly-owned subsidiary of FMR LLC.
Geode Capital Management, LLC ("Geode"), with its principal place of business at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, serves as a sub-subadviser for the AZL Fidelity Institutional Asset Management® Multi-Strategy Fund only. As of December 31, 2017, Geode had approximately $341 billion in discretionary assets under management.
GATEWAY INVESTMENT ADVISERS, LLC
Gateway Investment Advisers, LLC ("Gateway") is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadvisor of the AZL Gateway Fund.  Gateway is a subsidiary of Natixis Investment Managers, L.P.  Gateway had approximately $12.6 billion in assets under management at December 31, 2017.
METROPOLITAN WEST ASSET MANAGEMENT, LLC
Metropolitan West Asset Management, LLC ("MetWest"), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with The TCW Group, Inc. and its other subsidiaries, which provide a variety of investment management and investment advisory services, had approximately $204.59 billion under management or committed to management, including $171.7 billion of U.S. fixed income investments, as of December 31, 2017.
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
Morgan Stanley Investment Management Inc. ("MSIM") is an indirect wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $482 billion under management or supervision as of December 31, 2017. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund's assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. ("T. Rowe Price") is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2017, the Firm managed approximately $991.1 billion for more than 10 million individual and institutional investor accounts.
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OTHER MANAGED ACCOUNTS
Brian Muench, President of the Manager, is primarily responsible for evaluating and selecting the subadvisers of the Trust, and for the day-to-day management of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). As of December 31, 2017, aggregate assets under management in the FOF Trust were $11.176 billion.
The following chart reflects information at December 31, 2017 regarding accounts other than the listed Fund for which each portfolio manager employed by the Fund's subadviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.
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Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL BlackRock Global Allocation Fund	Dan Chamby	8 / $55.91 billion	4 / $21.82 billion additional accounts with performance based fees: 1 / $790.9 million	3 / $0.08 million
	David Clayton	6 / $55.90 billion	4 / $21.82 billion additional accounts with performance based fees: 1 / $790.9 million	0 / $0
	Kent Hogshire	6 / $55.90 billion	4 / $21.82 billion additional accounts with performance based fees: 1 / $790.9 million	0 / $0
	Russ Koesterich	8 / $55.91 billion	4 / $21.82 billion additional accounts with performance based fees: 1 / $790.9 million	3 / $0.08 million
AZL DFA Emerging Markets Core Equity Fund	Joseph H. Chi	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Jed S. Fogdall	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Bhanu P. Singh	45 / $193.9 billion	0/ $0	1 / $156 million
	Allen Pu	48 / $96.5 billion	11 / $7.5 billion	12 / $3.6 billion
	Mary T. Phillips	60 / $206.3 billion	2 / $2.0 billion	9 / $2.0 billion
AZL DFA Five-Year Global Fixed Income Fund	David A. Plecha	65 / $111.5 billion	4 / $2.4 billion	11 / $3.1 billion
	Joseph F. Kolerich	65 / $111.5 billion	4 / $2.4 billion	11 / $3.1 billion
AZL DFA International Core Equity Fund	Joseph H. Chi	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Jed S. Fogdall	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Bhanu P. Singh	45 / $193.9 billion	0/ $0	1 / $156 million
	Allen Pu	48 / $96.5 billion	11 / $7.5 billion	12 / $3.6 billion
	Mary T. Phillips	60 / $206.3 billion	2 / $2.0 billion	9 / $2.0 billion
AZL DFA U.S. Core Equity Fund	Joseph H. Chi	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Jed S. Fogdall	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Lukas J. Smart	35 / $126.8 billion	9 / $2.3 billion additional	10 / $9.0 billion additional accounts with performance based fees: 1 / $49 million
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AZL DFA U.S. Small Cap Fund	Joseph H. Chi	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Jed S. Fogdall	119 / $396.8 billion	19 / $16.1 billion additional account with performance based fees: 1 / $218.9 million	84 / $33.0 billion additional accounts with performance based fees: 6 / $3.3 billion
	Joel P. Schneider	28 / $61.3 billion	9 / $6.2 billion additional account with performance based fees: 1 / $218.9 million	25 / $5.5 billion
AZL Enhanced Bond Index Fund	David Antonelli	19 / $14.95 billion	36 / $16.56 billion	323 / $143.8 billion additional account with performance based fees: 6 / $3.30 billion
	Akiva Dickstein	6 / $5.42 billion	14 / $5.41 billion	95 / $45.90 billion additional account with performance based fees: 2 / $235.3 million
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (Geode)	Maximillian Kaufmann	7 / $8.535 billion	2 / $265 million	36 / $1.381 billion
	Shashi Naik	7 / $8.535 billion	2 / $265 million	36 / $1.381 billion
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund (FIAM)	Ford O'Neil	16 / $107.056 billion	8 / $11.288 billion	3 / $672 million
	Celso Munoz*	7 / $70.138 billion	3 / $7.360 billion	6 / $4.277 billion
	Michael Weaver*	1 / $343 million	2 / $456 million	5 / $1.340 billion
AZL Fidelity Institutional Asset Management® Total Bond Fund	Ford O'Neil	16 / $107.056 billion	8 / $11.288 billion	3 / $469 million
	Celso Munoz	7 / $70.138 billion	3 / $7.360 billion	6 / $4.074 billion
	Michael Weaver	1 / $343 million	2 / $456 million	5 / $1.317 billion
AZL Gateway Fund	Kenneth H. Toft	5 / $10.3 billion	0 / $0	20 / $1.9 billion
	Paul R. Stewart	3 / $8.7 billion	0 / $0	25 / $1.9 billion
	Michael T. Buckius	5 / $10.3 billion	0 / $0	30 / $1.9 billion
	Daniel M. Ashcroft	5 / $10.3 billion	0 / $0	20 / $1.8 billion
AZL International Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
AZL MetWest Total Return Bond Fund	Tad Rivelle	29 / $116.7 billion	44 / $11.3 billion performance Based fees: 23 / $1.6 billion	230 / $39.2 billion performance Based fees: 9 / $3.9 billion
	Stephen Kane	31 / $108.9 billion	29 / $10.7 billion performance Based fees: 7 / $1.9 billion	213 / $33.1 billion performance Based fees: 6 / $3.7 billion
	Laird R. Landmann	28 / $108.8 billion	19 / $7.7 billion performance Based fees: 3 / $400 million	209 / $32.8 billion performance Based fees: 6 / $3.7 billion
	Bryan Whalen	25 / $107.9 billion	44 / $11.3 billion performance Based fees: 23 / $1.6 billion	229 / $39.1 billion performance Based fees: 7 / $3.9 billion
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AZL Mid Cap Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
AZL Morgan Stanley Global Real Estate Fund	Theodore R. Bigman	13/$4.7 billion	25/$8.4 billion	33/$4.4 billion; Separate accounts with performance-based fees: 6/$306.5
	Michiel te Paske	5/$1.9 billion	10/$5.3 billion	21/$3.2 billion; Separate accounts with performance-based fees: 1/$187.3 million
	Sven van Kemenade	5/$1.9 billion	10/$5.3 billion	21/$3.2 billion; Separate accounts with performance-based fees: 1/$187.3 million
	Angeline Ho	5/$1.9 billion	10/$5.2 billion	20/$3.1 billion; Separate accounts with performance-based fees: 1/$187.3 million
	Bill Grant	8/$3.6 billion	11/$5.4 billion	24/$3.7 billion; Separate accounts with performance-based fees: 1/$187.3 million
	Desmond Foong	5/$1.9 billion	10/$5.2 billion	20/$3.1 billion; Separate accounts with performance-based fees: 1/$187.3 million
AZL MSCI Emerging Markets Equity Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
AZL MSCI Global Equity Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
AZL Russell 1000 Growth Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
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AZL Russell 1000 Value Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
AZL S&P 500 Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
AZL Small Cap Stock Index Fund	Jennifer Hsui	158 / $453.4 billion	15 / $4.78 billion	0 / $0
	Alan Mason	401 / $1.17 trillion	805 / $674.4 billion	574 / $611.2 billion performance Based fees: 5 / $6.09 billion
	Greg Savage	200 / $773.1 billion	85 / $33.38 billion	0 / $0
	Creighton Jue	85 / $113.7 billion	61 / $69.10 billion	45 / $33.94 billion performance Based fees: 2 / $3.22 billion
	Rachel M. Aguirre	91 / $123.0 billion	142 / $573.9 billion	131 / $541.7 billion
AZL T. Rowe Price Capital Appreciation Fund	David R. Giroux	6 / $44.5 billion	1 / $145.3 million	0 / $0
*As of Feburary 28, 2017
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•
Time and attention – The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•
Limited investment opportunities – If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.

•
Brokerage allocation – With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•
Pursuit of differing strategies – At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with

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respect to a particular security.  In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
•
Variation in compensation – Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
PORTFOLIO MANAGER COMPENSATION
The following section includes portfolio manager compensation information as of December 31, 2017, for the Manager and each of the Subadvisers.
THE MANAGER
Allianz Investment Management LLC ("AIM LLC")
The portfolio manager's cash compensation consists of a fixed, market-based salary, an annual incentive bonus and compensation under a long-term performance incentive plan (known as ALT-PUP). The salary, and any annual salary increase, is determined based on relevant market considerations and the employee's individual performance. The amount of any annual incentive bonus is determined based on the overall financial performance relative to business goals of the Manager and its parent, Allianz Life Insurance Company of North America, and on the employee's individual performance. Eligibility for compensation under the ALT-PUP is based on the employee's level in the organization and individual performance. The employee may be awarded ALT-PUP units based on the overall financial performance relative to business goals of the Manager and its parent, and on the employee's individual performance. ALT-PUP units are valued and paid out over the three years following the award, with one-third of the award valued and paid each year. The actual value of the ALT-PUP units in any year is based primarily on the overall financial performance relative to business goals of the Manager and its parent.
Portfolio managers also may be eligible to participate in (i) a 401(k) retirement plan, (ii) a non-qualified employee stock purchase plan, which offers participants the opportunity to invest at a discount in shares of the publicly-traded stock of the Manager's ultimate parent, Allianz SE, and (iii) a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.
Portfolio manager compensation is not based on the value of the assets held in the Funds' portfolios and is not based directly on the performance of the Funds; the performance of the Funds is a factor in the evaluation of the portfolio managers' performance, and the portfolio manager's individual performance is a factor in the determination of cash compensation, as described above.
THE SUBADVISERS
BlackRock Advisors, LLC
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers' compensation as of December 31, 2017.
BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Antonelli and Dickstein
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment
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performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
David Antonelli	A combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index, Bloomberg Barclays US Aggregate Index), certain customized indices and certain fund industry peer groups.
Akiva Dickstein
A combination of market-based indices (e.g. Bloomberg Barclays US Aggregate Index, Bloomberg Barclays US Universal Index and Bloomberg Barclays Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.
Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.  Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock.  In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.  The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings
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Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Messrs. Antonelli, Chamby, Clayton, Dickstein, Hogshire and Koesterich may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Antonelli, Chamby, Clayton, Dickstein, Hogshire and Koesterich may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Discretionary Incentive Compensation – Messrs. Mason, Savage, Jue, Clayton, and Mses. Aguirre and Hsui
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the
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portfolio managers are measured.  Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  The performance of Messrs. Mason, Savage and Jue and Mses. Aguirre and Hsui is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.
Portfolio managers generally receive deferred BlackRock, Inc. stock awards as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.  Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest ratably over a number of years and, once vested, settle in BlackRock, Inc. common stock.  In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align their interests with long-term shareholder interests and motivate performance. Such equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock.  The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.
For some portfolio managers, discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits.  In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($270,000 for 2017).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  The portfolio managers of these funds are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment
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opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Such portfolio manager may therefore be entitled to receive a portion of any incentive fees earned on such accounts.  Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Discretionary Incentive Compensation – Messrs. Chamby, Hogshire, and Koesterich
Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program.  The team's formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch Current 5-Year Treasury Index and Citigroup Non-Dollar World Government Bond Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.
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Dimensional Fund Advisors LP
Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a Fund or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:
•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.
•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in Dimensional's Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Potential Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the AZL DFA Emerging Markets Core Equity Fund, AZL DFA Five-Year Global Fixed Income Fund, AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund, or collectively, "the Funds"), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, "Accounts"). An Account may have similar investment objectives to the Funds, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Funds. Actual or apparent conflicts of interest include:
Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Funds.
Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.
Broker Selection. With respect to securities transactions for the Funds, Dimensional determines which broker to use to execute each order, consistent with Dimensional's duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Funds and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the Account.
Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
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Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Funds or other Accounts for which he or she has portfolio management responsibilities.
Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
FIAM LLC
Ford O'Neil is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Celso Munoz is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Michael Weaver is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. As of December 31, 2017, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of Ford O'Neil's and Celso Munoz's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate's taxable bond funds and accounts. The pre-tax investment performance of Ford O'Neil's and Celso Munoz's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of Ford O'Neil's and Celso Munoz's bonus is based on the portfolio manager's overall contribution to management of FIAM or its affiliates. The portion of Ford O'Neil's and Celso Munoz's bonus that is linked to the investment performance of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Barclays U.S. Aggregate Bond Index. The primary components of Michael Weaver's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or a peer group, if applicable assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate's high yield funds and accounts. The pre-tax investment performance of Michael Weaver's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group, if applicable. A smaller, subjective component of Michael Weaver's bonus is based on the portfolio manager's overall contribution to management of FIAM or its affiliates. The portion of Michael Weaver's bonus that is linked to the investment performance of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and AZL Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund's assets he manages measured against the BofA Merrill Lynch US High Yield Constrained Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM's' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes
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over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Geode Capital Management, LLC
Maximillian Kaufmann is senior portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and receives compensation for his services. Shashi Naik, CFA is portfolio manager of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund and receives compensation for his services. As of December 31, 2017, portfolio manager compensation generally consists of a fixed base salary, a bonus that is based on both objective and subjective criteria, and, in certain cases, participation in a profit-based compensation plan. A portion of each portfolio manager's compensation may be deferred based on criteria established by Geode.
Each portfolio manager's base salary is determined annually by level of responsibility and tenure at Geode. The primary component for determining each portfolio manager's bonus is the pre-tax investment performance of the portfolio manager's fund(s) and account(s) relative to a custom peer group, if applicable, and relative to a benchmark index assigned to each fund or account. Performance is measured over multiple measurement periods that eventually encompass periods of up to five years. A portion of each portfolio manager's bonus is linked to the relative pre-tax investment performance of the equity sleeve of AZL Fidelity Institutional Asset Management® Multi-Strategy Fund measured against the S&P 500 Index. A subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to the management of Geode, including recruiting, monitoring, and mentoring within the investment management teams, as well as time spent assisting in firm promotion. Each portfolio manager may also be compensated under a profit-based compensation plan, which is primarily based on the profits of Geode.
A portfolio manager's compensation plan can give rise to potential conflicts of interest. A manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to firm promotion efforts, which together indirectly link compensation to sales. Managing and providing research to multiple accounts (including proprietary accounts) can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple accounts. Securities selected for accounts other than the fund may outperform the securities selected for the fund.
In addition to managing the fund's investment portfolio, each portfolio manager also manages other investment portfolios and accounts on behalf of Geode or its affiliates.
Gateway Investment Advisers, LLC
The compensation of Messrs. Stewart, Toft, Buckius, and Ashcraft (the "Portfolio Managers") is composed of three parts: base salary and incentive compensation related to the financial results of Gateway Investment Advisers, LLC ("Gateway") (and not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component.  Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-year periods and, among other things, a specified base salary, and certain undertakings not to compete with Gateway or solicit its clients.  The noncompetition and non-solicitation undertakings will expire one year from the termination of employment.
Metropolitan West Asset Management, LLC
The overall objective of TCW's compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation ("fee sharing"), bonus and equity incentive participation in TCW's parent
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company ("equity incentives"). Fee sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager's compensation.
Fee Sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals' contribution to TCW and its clients, including qualitative and quantitative contributions.
In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW an affiliate of TCW (collectively, the "TCW Group"). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.
Investment professionals are not directly compensated for generating performance fees.  In some cases, the fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.
Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team's fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or the company has determined the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.
Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients.  Accordingly, TCW's group key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain investment professionals in the fixed income area were awarded cash and/or partnership units in TCW's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW's parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.
Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group's 401(k) plan, to which they may contribute a portion of their pre—and post-tax compensation to the plan for investment on a tax-deferred basis.
Morgan Stanley Investment Management, Inc.
Portfolio Manager Compensation Structure
Morgan Stanley's compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.
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Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants' interests with the interests of the Advisor's clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by Investment Management. Portfolio managers are required to notionally invest a minimum of 25% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

•
Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee's act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm's consolidated financial results, constitutes a violation of the Firm's global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Investment Management compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of the Firm
•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the portfolio manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•
The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods.

•	Individual contribution and performance
Further, the Firm's Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley's core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.
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POTENTIAL CONFLICTS OF INTEREST
Morgan Stanley Investment Management Inc. ("MSIM") and/or its affiliates (together "Morgan Stanley") provide a broad array of discretionary and non-discretionary investment management services and products for institutional accounts and individual investors. In addition, Morgan Stanley is a diversified global financial services firm that engages in a broad spectrum of activities including financial advisory services, asset management activities, sponsoring and managing private investment funds, engaging in broker-dealer transactions and other activities. Investors should be aware that there will be occasions when Morgan Stanley may encounter potential conflicts of interest in connection with its investment management services.
Other Accounts. In addition to responsibilities with respect to the management and investment activities of the Fund, MSIM and its affiliates may have similar responsibilities with respect to various other existing and future pooled investment vehicles and client accounts. Such other private investment funds, registered investment companies and any other existing or future pooled investment vehicles and separately managed accounts advised or managed by MSIM or any of its affiliates are referred to in this Statement of Additional Information collectively as the "Other Accounts." The existence of such multiple vehicles and accounts necessarily creates a number of potential conflicts of interest.
Investment Activities of the Fund and Other Accounts. In the course of providing investment advisory or other services to Other Accounts, MSIM and its affiliates might come into possession of material, nonpublic information that affects MSIM's ability to buy, sell or hold Fund investments. In addition, affiliates of MSIM might own, and effect transactions in, securities of companies which MSIM and/or its affiliates cover in investment research materials or to whom affiliates of MSIM provide investment banking services or make a market in such securities, or in which MSIM, its affiliates and their respective shareholders, members, managers, partners, directors, officers and employees have positions of influence or financial interests. As a result, such persons might possess information relating to such securities that is not known to the individuals of MSIM responsible for managing the Fund's investments, or might be subject to confidentiality or other restrictions by law, contract or internal procedures.
The terms under which MSIM and its affiliates provide management and other services to Other Accounts may differ significantly from those applicable to the Fund. In particular, arrangements with certain Other Accounts might provide for MSIM and its affiliates to receive fees that are higher than the Advisory Fees payable by shareholders of the Fund. MSIM does not receive performance-based compensation in respect of its investment management activities on behalf of the Fund, but may simultaneously manage Other Accounts for which MSIM receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Fund, which may create a conflict of interest.
Potential conflicts also may arise due to the fact that certain securities or instruments may be held in some Other Accounts but not in the Fund, or certain Other Accounts may have different levels of holdings in certain securities or instruments than those of the Fund. In addition, MSIM or its affiliates may give advice or take action with respect to the investments of one or more Other Accounts that may not be given or taken with respect to the Fund or Other Accounts with similar investment programs, objectives, and strategies. Accordingly, the Fund and Other Accounts with similar strategies may not hold the same securities or instruments or achieve the same performance. MSIM and its affiliates also may advise Other Accounts with conflicting programs, objectives or strategies. Different clients, including funds advised by MSIM or an affiliate, may invest in different classes of securities of the same issuer, depending on the respective client's investment objectives and policies. As a result, MSIM and its affiliates may at times seek to satisfy their fiduciary obligations to certain Other Accounts owning one class of securities of a particular issuer by pursuing or enforcing rights on behalf of such Other Accounts with respect to such class of securities, and those activities may have an adverse effect on the Fund or certain Other Accounts, which may own a different class of securities of such issuer.
Allocation of Investment Opportunities between Fund and Other Accounts. MSIM expects to conduct the Fund's investment program in a manner that is similar to the investment programs of certain of the Other Accounts, particularly where the investment objectives and policies of Other Accounts overlap (in whole or in part) with those of the Fund. However, there are or are expected to be differences among the Fund and the Other Accounts with respect to investment objectives, investment strategies, investment parameters and restrictions, portfolio management personnel, tax considerations, liquidity considerations, legal and/or regulatory considerations, asset levels, timing and size of investor capital contributions and withdrawals, cash flow considerations, available cash, market conditions and other criteria deemed relevant by MSIM and its affiliates (the nature and extent of the differences will vary from fund to fund). Furthermore, MSIM may manage or advise multiple Accounts (including Other Accounts in which Morgan Stanley and its personnel have an interest) that have investment objectives that are similar to the Fund and that may seek to make
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investments or sell investments in the same securities or other instruments, sectors or strategies as the Fund. This creates potential conflicts, particularly in circumstances where the availability of such investment opportunities is limited.
Notwithstanding these differences, there may be circumstances where the Fund and all Other Accounts participate in parallel investment transactions at the same time and on the same terms. MSIM seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and any Other Account. To the extent that MSIM seeks to acquire the same security at the same time for more than one client account, it may not be possible to acquire a sufficiently large quantity of the security, or the price at which the security is obtained for clients may vary. Similarly, clients may not be able to obtain the same price for, or as large an execution of, an order to sell a particular security when MSIM is trading for more than one account at the same time. If MSIM manages accounts that engage in short sales of securities of the type in which the Fund invests, MSIM could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.
Transactions with Affiliates. MSIM might purchase securities from underwriters or placement agents in which an affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. MSIM will not purchase securities on behalf of the Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by MSIM on behalf of the Fund from an affiliate acting as a placement agent must meet the requirements of applicable law.
Furthermore, Morgan Stanley may face conflicts of interest when the Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.
T. Rowe Price Associates, Inc.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account. Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price's long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that
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the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price's fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS
At December 31, 2017, none of the Portfolio Managers for any of the Funds beneficially owned shares of any Fund.
AFFILIATED PERSONS
The following table lists persons who are affiliated with the Trust and who are also affiliated persons of the Manager.
Name	Position with Trust	Position with the Manager
Brian J. Muench	Chairman, Trustee, and President	President
Christopher Pheiffer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Corporate Compliance Director
Michael J. Tanski	Vice President, Operations	Assistant Vice President, Operations
Darin Egbert	Vice President, Investments	Assistant Vice President
PORTFOLIO TRANSACTIONS
Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over‑the‑counter market are generally principal transactions with dealers. With respect to the over‑the‑counter market, the Trust, where possible will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-
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dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust.
Consistent with achieving best execution, a Fund may participate in so-called "commission recapture" programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Directors, either the Fund's Manager or Subadviser, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in such programs may have the effect of reducing overall expenses and increasing overall returns for certain Funds.
While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table.
Fund	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2017	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2016	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2015
AZL BlackRock Global Allocation Fund	$114,541	$490,708	$315,115
AZL DFA Emerging Markets Core Equity Fund	10,963	17,496	82,586
AZL DFA Five-Year Global Fixed Income Fund	–	–	–
AZL DFA International Core Equity Fund	25,053	55,953	55,785
AZL DFA U.S. Core Equity Fund	17,543	33,175	86,967
AZL DFA U.S. Small Cap Fund	13,279	22,371	135,273
AZL Enhanced Bond Index Fund	30,856	101,475	8,311
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	27,811	480,166	177,928
AZL Fidelity Institutional Asset Management® Total Bond Fund	927	192,890	613
AZL Gateway Fund	88,117	121,965	102,865
AZL Government Money Market Fund	–	-	-
AZL International Index Fund	79,584	507,577	154,582
AZL MetWest Total Return Bond Fund	1,091	2,541	2,791
AZL Mid Cap Index Fund	68,820	216,693	73,134
AZL Moderate Index StrategyFund	–	752,744	281,753
AZL Morgan Stanley Global Real Estate Fund	86,510	148,201	125,868
AZL MSCI Emerging Markets Equity Index Fund	57,653	511,783	287,565
AZL MSCI Global Equity Index Fund	4,968	202,358	175,786
AZL Russell 1000 Growth Index Fund	38,301	110,708	3,978
AZL Russell 1000 Value Index Fund	32,673	191,614	3,451
AZL S&P 500 Index Fund	34,167	109,988	48,864
AZL Small Cap Stock Index Fund	74,345	243,503	32,466
AZL T. Rowe Price Capital Appreciation Fund	195,480	454,250	243,092
Brokerage commissions paid by a Fund may vary significantly from year to year as a result of a variety of factors, including changing asset levels through the year, changes in portfolio turnover rates, varying market conditions, and changes in investment strategies and processes.
AFFILIATED BROKERS
The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, or any Subadviser. All of the brokers listed are affiliates of the Manager or a Subadvisor.
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Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2017	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2016	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2015
BNY Mellon Securities LLC	$-	$-	$28,551
Fidelity Brokerage Services, LLC	$1,599	$711	$1,185
JPMorgan Securities, Inc.	-	-	319,595
Morgan Stanley & Co.	87,295	268,734	427,830
Oppenheimer & Co.	-	-	10,508
Pershing LLC	-	-	11,457
Wells Fargo Funds Distrubutor, LLC	-	-	27,136
The following table shows the percentage of aggregate brokerage commissions paid to the affiliated broker and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated broker during the fiscal year ended December 31, 2017.
Name of Affiliated Broker	Percentage of Aggregate Brokerage Commissions Paid for Fiscal Year Ended December 31, 2017	Percentage of Aggregate Dollar Amount of Transactions Involving the Payout of Commissions for the Fiscal Year Ended December 31, 2017
Fidelity Brokerage Services, LLC	0.16%	0.25%
Morgan Stanley & Co.	8.58%	6.45%
Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet unanticipated redemptions or to meet payment obligations when a portfolio transaction "fails" due to circumstances beyond a Fund's control.
At December 31, 2017, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser:
Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/17
AZL BlackRock Global Allocation Fund	Bank of Montreal	$320
AZL BlackRock Global Allocation Fund	Bank of Nova Scotia	7,229
AZL BlackRock Global Allocation Fund	BNP Paribas	6,711
AZL BlackRock Global Allocation Fund	Citigroup, Inc.	3,635,355
AZL BlackRock Global Allocation Fund	Goldman Sachs Group, Inc.	1,733,106
AZL BlackRock Global Allocation Fund	HSBC	2,896,621
AZL BlackRock Global Allocation Fund	JP Morgan	1,984,713
AZL BlackRock Global Allocation Fund	Mellon Bank	45,889
AZL BlackRock Global Allocation Fund	Merrill Lynch	4,868,322
AZL BlackRock Global Allocation Fund	Morgan Stanley	3,050,316
AZL BlackRock Global Allocation Fund	RBC	10,454
AZL BlackRock Global Allocation Fund	TD Securities	2,696
AZL BlackRock Global Allocation Fund	UBS	2,558,106
AZL DFA Five-Year Global Fixed Income Fund	Bank of Montreal	12,917,032
AZL DFA Five-Year Global Fixed Income Fund	Bank of Nova Scotia	999,994
AZL DFA Five-Year Global Fixed Income Fund	RBC	14,133,641
AZL DFA Five-Year Global Fixed Income Fund	Toronto-Dominion	11,762,097
AZL DFA International Core Equity Fund	Bank of Montreal	1,225,666
AZL DFA International Core Equity Fund	Bank of Nova Scotia	842,181
AZL DFA International Core Equity Fund	BNP Paribas	623,361
AZL DFA International Core Equity Fund	Deutsche Bank	257,783
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AZL DFA International Core Equity Fund	HSBC	151,375
AZL DFA International Core Equity Fund	Mizuho	257,783
AZL DFA International Core Equity Fund	RBC	$841,322
AZL DFA International Core Equity Fund	Toronto-Dominion	1,146,762
AZL DFA International Core Equity Fund	UBS	360,904
AZL DFA U.S. Core Equity Fund	Citigroup, Inc.	2,343,244
AZL DFA U.S. Core Equity Fund	Goldman Sachs Group, Inc.	1,108,715
AZL DFA U.S. Core Equity Fund	JP Morgan	6,710,270
AZL DFA U.S. Core Equity Fund	Mellon Bank	945,943
AZL DFA U.S. Core Equity Fund	Merrill Lynch	3,428,363
AZL DFA U.S. Core Equity Fund	Morgan Stanley	985,859
AZL DFA U.S. Core Equity Fund	TD Securities	243,123
AZL Enhanced Bond Index Fund	BNP Paribas	1,732,380
AZL Enhanced Bond Index Fund	Citigroup, Inc.	12,789,916
AZL Enhanced Bond Index Fund	Deutsche Bank	432,935
AZL Enhanced Bond Index Fund	Goldman Sachs Group, Inc.	8,456,522
AZL Enhanced Bond Index Fund	HSBC	6,642,546
AZL Enhanced Bond Index Fund	JP Morgan	35,826,571
AZL Enhanced Bond Index Fund	Mellon Bank	6,287,004
AZL Enhanced Bond Index Fund	Merrill Lynch	24,339,519
AZL Enhanced Bond Index Fund	Mizuho	3,306,217
AZL Enhanced Bond Index Fund	Morgan Stanley	15,463,970
AZL Enhanced Bond Index Fund	RBC	4,211,498
AZL Enhanced Bond Index Fund	UBS	8,395,546
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	Citigroup	5,199,644
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	Deutsche Bank	1,857,153
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	Goldman Sachs	235,653
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	HSBC	214,139
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	JP Morgan	9,290,927
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	Merrill Lynch	6,827,801
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	Morgan Stanley	1,675,331
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	UBS	515,282
AZL Fidelity Institutional Asset Management® Total Bond Fund	Citigroup, Inc.	2,695,734
AZL Fidelity Institutional Asset Management® Total Bond Fund	Deutsche Bank	2,773,118
AZL Fidelity Institutional Asset Management® Total Bond Fund	Goldman Sachs Group, Inc.	594,292
AZL Fidelity Institutional Asset Management® Total Bond Fund	HSBC	214,139
AZL Fidelity Institutional Asset Management® Total Bond Fund	JP Morgan	5,310,330
AZL Fidelity Institutional Asset Management® Total Bond Fund	Merrill Lynch	3,684,750
AZL Fidelity Institutional Asset Management® Total Bond Fund	Morgan Stanley	840,998
AZL Fidelity Institutional Asset Management® Total Bond Fund	UBS	769,250
AZL Gateway Fund	Citigroup, Inc.	2,128,126
AZL Gateway Fund	Goldman Sachs Group, Inc.	1,134,700
AZL Gateway Fund	JP Morgan	3,987,685
AZL Gateway Fund	Merrill Lynch	2,965,254
AZL Gateway Fund	Morgan Stanley	908,466
AZL Gateway Fund	TD Securities	175,683
AZL Government Money Market Fund	Bank of Montreal	15,000,000
AZL Government Money Market Fund	BNP Paribas	2,000,000
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AZL Government Money Market Fund	Citigroup	5,000,000
AZL Government Money Market Fund	HSBC	$17,500,000
AZL Government Money Market Fund	Mizuho	20,000,000
AZL Government Money Market Fund	RBC	22,000,000
AZL Government Money Market Fund	Toronto-Dominion	50,000,000
AZL International Index Fund	BNP Paribas	11,078,233
AZL International Index Fund	Deutsche Bank	5,192,498
AZL International Index Fund	HSBC	27,231,826
AZL International Index Fund	Mizuho	5,753,414
AZL International Index Fund	UBS	8,792,809
AZL Metwest Total Return Bond Fund	Citigroup, Inc.	4,983,131
AZL Metwest Total Return Bond Fund	Goldman Sachs Group, Inc.	5,801,516
AZL Metwest Total Return Bond Fund	JP Morgan	3,998,646
AZL Metwest Total Return Bond Fund	Merril Lynch	7,980,993
AZL Metwest Total Return Bond Fund	Morgan Stanley	6,543,140
AZL MSCI Global Equity Index Fund	Bank of Montreal	199,531
AZL MSCI Global Equity Index Fund	Bank of Nova Scotia	285,934
AZL MSCI Global Equity Index Fund	BNP Paribas	322,270
AZL MSCI Global Equity Index Fund	Citigroup	764,265
AZL MSCI Global Equity Index Fund	Deutsche Bank	147,985
AZL MSCI Global Equity Index Fund	Goldman Sachs	359,975
AZL MSCI Global Equity Index Fund	HSBC	779,167
AZL MSCI Global Equity Index Fund	JP Morgan	1,431,070
AZL MSCI Global Equity Index Fund	Mellon Bank	214,040
AZL MSCI Global Equity Index Fund	Merrill Lynch	1,121,729
AZL MSCI Global Equity Index Fund	Mizuho	159,502
AZL MSCI Global Equity Index Fund	Morgan Stanley	273,001
AZL MSCI Global Equity Index Fund	RBC	442,028
AZL MSCI Global Equity Index Fund	Toronto-Dominion	465,683
AZL MSCI Global Equity Index Fund	UBS	260,392
AZL Russell 1000 Growth Index Fund	TD Securities	969,987
AZL Russell 1000 Value Index Fund	Citigroup, Inc.	16,595,290
AZL Russell 1000 Value Index Fund	Goldman Sachs Group, Inc.	7,549,557
AZL Russell 1000 Value Index Fund	JP Morgan	31,160,497
AZL Russell 1000 Value Index Fund	Mellon Bank	4,509,321
AZL Russell 1000 Value Index Fund	Merrill Lynch	24,135,669
AZL Russell 1000 Value Index Fund	Morgan Stanley	5,701,757
AZL Russell 1000 Value Index Fund	TD Securities	126,905
AZL S&P 500 Index Fund	Citigroup, Inc.	24,227,003
AZL S&P 500 Index Fund	Goldman Sachs Group, Inc.	11,005,121
AZL S&P 500 Index Fund	JP Morgan	45,692,146
AZL S&P 500 Index Fund	Mellon Bank	6,791,746
AZL S&P 500 Index Fund	Merrill Lynch	35,262,673
AZL S&P 500 Index Fund	Morgan Stanley	8,994,617
AZL T. Rowe Price Capital Appreciation Fund	Bank of New York Mellon Corp.	9,693,450
Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to
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be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.
ADMINISTRATOR AND FUND ACCOUNTANT
Citi Fund Services Ohio, Inc. ("CFSO"), whose principal location of business is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, serves as the administrator (the "Administrator") and fund accountant (the "Fund Accountant") to the Trust pursuant to a Services Agreement dated January 1, 2018 (the "Services Agreement"), as amended.
As Administrator, CFSO has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N‑SAR and N-CSR or any comparable or replacement forms thereof; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Subadvisory Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.
As Fund Accountant, CFSO maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Trust's custodian, affirmation to the Trust's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust's custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service matrix prices, or where necessary, fair value pricing information or adjustment factors from independent fair value pricing sources on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.
Under the terms of the Services Agreement CFSO also provides a variety of compliance services utilized by the Chief Compliance Officer of the Trust.
CFSO receives a fee from each Fund for its services as Administrator and Fund Accountant and is reimbursed for certain expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including (a) an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.047% of the combined average daily net assets of the Funds up to $4 billion; 0.04% of the combined average daily net assets of the Funds from $4 billion to $6 billion; 0.02% of the combined average daily net assets of the Funds from $6 billion to $8 billion; and 0.01% of the combined average daily net assets of the Funds over $8 billion; and (b) a fee of $5,500 per Fund for fair value support services. The fees under (a) above are subject to a minimum fee of $3,000,000 per year for the Trust.  From time to time, CFSO may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, CFSO receives an annual fee of $88,607 from the Trust for compliance services provided under the terms of the Services Agreement.
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For the fiscal year ended December 31, 2017, CFSO was entitled to receive and waived administration fees from the Funds as follows:
Fund	Service Fees Earned	Service Fees Waived
AZL BlackRock Global Allocation Fund	$177,808	$ -
AZL DFA Emerging Markets Core Equity Fund	199,937	-
AZL DFA Five-Year Global Fixed Income Fund	138,198	-
AZL DFA International Core Equity Fund	345,363	-
AZL DFA U.S. Core Equity Fund	166,906	-
AZL DFA U.S. Small Cap Fund	66,953	-
AZL Enhanced Bond Index Fund	660,823	-
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	203,848	-
AZL Fidelity Institutional Asset Management® Total Bond Fund	245,271	-
AZL Gateway Fund	53,752	-
AZL Government Money Market Fund	143,285	-
AZL International Index Fund	570,348	-
AZL MetWest Total Return Bond Fund	129,922	-
AZL Mid Cap Index Fund	302,636	-
AZL Moderate Index Strategy Fund	53,614	-
AZL Morgan Stanley Global Real Estate Fund	54,452	-
AZL MSCI Emerging Markets Equity Index Fund	187,628	-
AZL MSCI Global Equity Index Fund	169,068	-
AZL Russell 1000 Growth Index Fund	284,873	-
AZL Russell 1000 Value Index Fund	286,666	-
AZL S&P 500 Index Fund	676,963	-
AZL Small Cap Stock Index Fund	226,452	-
AZL T. Rowe Price Capital Appreciation Fund	293,395	-
The Services Agreement shall continue in effect for one year, and thereafter renew for successive one‑year terms unless terminated by either party not less than 60 days prior to the expiration of such term, provided that any such renewal is approved at least annually (i) by the Trust's Board of Trustees and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable for cause with respect to a particular Fund at any time on 60 days' written notice without penalty by the Trust or by CFSO. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by CFSO of its obligations and duties thereunder.
DISTRIBUTOR
Allianz Life Financial Services, LLC ("ALFS"), an affiliate of the Manager, whose principal location of business is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as distributor to the Trust pursuant to a Distribution Agreement dated as of August 28, 2007 (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor will use appropriate efforts to solicit orders for the sale of the Funds' shares from bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.
The Distribution Agreement was last approved by the Trust's Board of Trustee's (including a majority of such Trustee's who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on October 23, 2017. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one‑year periods from the date of such Agreement if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by a vote of a majority of the
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shareholders of the Trust, or by ALFS on 90 days' written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.
Distribution Plan – A Distribution Plan (the "Plan") has been adopted by each of the Funds pursuant to Rule 12b‑1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.
The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund's average net assets. For the Funds which have been authorized to issue two classes of shares (the "Multi-Class Funds"), payments to the Distributor may be made only on assets attributable to Class 2 Shares.
For the fiscal year or period ended December 31, 2017, the following 12b‑1 fees shown as earned and waived for the Funds were:
Fund	12b‑1 Fees Earned	12b‑1 Fees Waived
AZL BlackRock Global Allocation Fund	$1,043,261	$–
AZL DFA Emerging Markets Core Equity Fund	160,734	–
AZL DFA Five-Year Global Fixed Income Fund	1,243,535	–
AZL DFA International Core Equity Fund	643,027	–
AZL DFA U.S. Core Equity Fund	1,456,575	–
AZL DFA U.S. Small Cap Fund	495,271	–
AZL Enhanced Bond Index Fund	5,008,398	–
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	1,606,400	–
AZL Fidelity Institutional Asset Management® Total Bond Fund (Class 2)	1,413,464	–
AZL Gateway Fund	513,687	–
AZL Government Money Market Fund	1,389,397	–
AZL International Index Fund (Class 2)	4,388,516	–
AZL MetWest Total Return Bond Fund	909,576	–
AZL Mid Cap Index Fund (Class 2)	2,911,301	–
AZL Moderate Index Strategy Fund*	-	–
AZL Morgan Stanley Global Real Estate Fund (Class 2)	279,515	–
AZL MSCI Emerging Markets Index Fund (Class 2)	784,114	–
AZL MSCI Global Equity Index Fund	376,773	–
AZL Russell 1000 Growth Index Fund Class 2)	2,722,524	–
AZL Russell 1000 Value Index Fund (Class 2)	2,396,150	–
AZL S&P 500 Index Fund (Class 2)	6,679,409	–
AZL Small Cap Stock Index Fund (Class 2)	2,120,039	–
AZL T. Rowe Price Capital Appreciation Fund	2,708,232	–
*As of October 14, 2016 12b-1 fee is no longer charged to this Fund.
Under the Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor may, additionally, subject to the Plan's maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.
The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Board of
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Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees have been committed to the discretion of the Trustees who are not "interested persons" of the Trust.  The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. The Plan's continuance was most recently approved by the Board of Trustees on October 23, 2017.
The Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.
The Plan was initially approved by the Board of Trustees, as described above, for each Fund on the dates shown in the table below:
Fund	Date
AZL BlackRock Global Allocation Fund	October 26, 2011
AZL DFA Emerging Markets Core Equity Fund	June 11, 2014
AZL DFA Five-Year Global Fixed Income Fund	June 11, 2014
AZL DFA International Core Equity Fund	June 11, 2014
AZL DFA U.S. Core Equity Fund	June 11, 2014
AZL DFA U.S. Small Cap Fund	June 11, 2014
AZL Enhanced Bond Index Fund	February 21, 2009
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	February 21, 2009
AZL Fidelity Institutional Asset Management® Total Bond Fund	June 12, 2012
AZL Gateway Fund	February 20, 2010
AZL Government Money Market Fund	October 6, 1999*
AZL International Index Fund	February 21, 2009
AZL MetWest Total Return Bond Fund	September 10, 2014
AZL Mid Cap Index Fund	February 21, 2009
AZL Moderate Index Strategy Fund	February 27, 2004
AZL Morgan Stanley Global Real Estate Fund	February 25, 2006
AZL MSCI Emerging Markets Equity Index Fund	February 25, 2006
AZL MSCI Global Equity Index Fund	February 21, 2009
AZL Russell 1000 Growth Index Fund	February 20, 2010
AZL Russell 1000 Value Index Fund	February 20, 2010
AZL S&P 500 Index Fund	February 23, 2007
AZL Small Cap Stock Index Fund	February 23, 2007
AZL T. Rowe Price Capital Appreciation Fund	September 6, 2001
*	Approved by the sole shareholder of each class of shares of each of the Fund on October 26, 1999.
CUSTODIAN
The Bank of New York Mellon ("BNY Mellon"), One Wall Street, New York, New York 10286, serves as custodian of the Fund.  BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services.  Fees paid by the Fund for these services are included under "Other Expenses" in the Fees and Expenses table for each Fund.
TRANSFER AGENT
As of March 15, 2016, FIS Investor Services LLC, whose principal location of business is 4249 Easton Way Suite 400, Columbus, OH 43219, serves as the transfer agent to the Trust pursuant to a Transfer Agency Services Agreement with the Trust, assigned to FIS April 1, 2015. FIS also serves as the Transfer Agent to the FOF Trust. As Transfer Agent, FIS performs the following services in connection with each Fund's shareholders of record: maintains shareholder records, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records, and processes dividend payments and reinvestments.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP ("KPMG"), 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, is the independent registered public accounting firm for the Trust. KPMG provides financial auditing services as well as certain tax return preparation services for the Trust.
LEGAL COUNSEL
Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis MN 55402, is the legal counsel to the Trust. Perkins Coie LLP, 700 Thirteenth Street N.W., Washington, D.C. 20005, is legal counsel to the Independent Trustees.
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CODES OF ETHICS
Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust's registration statement which is on file with, and available from, the Securities and Exchange Commission. Each Code has been adopted pursuant to Rule 17j-1 under the 1940 Act.
LICENSING ARRANGEMENTS
AZL MSCI Global Equity Index Fund, and AZL MSCI Emerging Markets Equity Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds")
The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies,
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Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index to track general stock market performance. S&P's only relationship to the Manager (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index which are determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the "AZL Russell Index Funds")
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments ("Russell").  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
AZL International Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY
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REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES
The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 23 series, each previously named and defined collectively as the "Funds." Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds' shares.
Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will be held when required by law, when or at such time as less than a majority of Trustees holding office have been elected by shareholders, or at such other time as the Trustees then in office deem it appropriate to call a shareholders' meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.
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The shareholders of the Trust are the Participating Insurance Companies, the Separate Accounts, and the FOF Trust, which hold the right to vote upon matters at any meeting of the shareholders of the Trust. However, the Trust understands that the Participating Insurance Companies generally will solicit voting instructions from Contract owners regarding matters submitted to shareholder vote and the Participating Insurance Companies will vote all outstanding shares of any Fund of the Trust in accordance with instructions timely given by the owners of the Contracts for which the Fund serves as a funding vehicle. Fund shares held by a Separate Account as to which no instructions have been received or that are not attributable to a Contract owner, Fund shares held by a Participating Insurance Company for its own account, and Fund shares held by the FOF Trust also will be voted for or against any proposition, or in abstention, in the same proportion as the shares as to which instructions have been received. Because most Contract owners do not provide instructions, the effect of this proportional voting is that a small number of Contract owners can determine the outcome of the voting. If, in the future, a Participating Insurance Company determines that it is permitted to vote any shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.
The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.
Certain VIP Funds have been renamed since their inception.  The following table includes each VIP Fund's date of inception and any previous names:
Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates
AZL BlackRock Global Allocation Fund	01/10/12
AZL DFA Emerging Markets Core Equity Fund	04/27/15
AZL DFA Five-Year Global Fixed Income Fund	04/27/15
AZL DFA International Core Equity Fund	04/27/15
AZL DFA U.S. Core Equity Fund	04/27/15
AZL DFA U.S. Small Cap Fund	04/27/15
AZL Enhanced Bond Index Fund	07/10/09
AZL Fidelity Institutional Asset Management® Multi-Strategy Fund	10/23/09	AZL Pyramis® Multi-Strategy Fund	10/14/16 to 05/01/18	AZL Franklin Templeton Founding Strategy Plus Fund	10/23/09 to 10/14/16
AZL Fidelity Institutional Asset Management® Total Bond Fund	09/05/12	AZL Pyramis® Total Bond Fund	04/27/15 to 05/01/18	AZL Pyramis® Core Bond Fund	09/05/12 to 04/27/15
AZL Gateway Fund	04/30/10
AZL Government Money Market Fund(1)	02/01/00	AZL Money Market Fund	4/30/02 to 05/01/16	AZOA Money Market Fund	11/5/01 to 04/30/02
AZL International Index Fund	05/01/09
AZL MetWest Total Return Bond Fund	11/17/14
AZL Mid Cap Index Fund	05/01/09
AZL Moderate Index Strategy Fund	05/03/04	AZL Invesco Equity and Income Fund	05/01/11 to 10/14/16	AZL Van Kampen Equity and Income Fund	5/3/04 to 05/01/11
AZL Morgan Stanley Global Real Estate Fund	05/01/06	AZL Van Kampen Global Real Estate Fund	05/01/06 to 06/01/10
AZL MSCI Emerging Markets Equity Index Fund(2)	05/01/06	AZL Emerging Markets Equity Index Fund	10/14/16 to 04/24/17	AZL Schroder Emerging Markets Equity Fund	12/07/07 to 10/14/16
AZL MSCI Global Equity Index Fund	05/01/09	AZL Global Equity Index Fund	10/14/16 to 04/24/17	AZL NFJ International Value Fund	05/01/09 to 10/14/16
AZL Russell 1000 Growth Index Fund	04/30/10
AZL Russell 1000 Value Index Fund	04/30/10
AZL S&P 500 Index Fund	05/01/07
AZL Small Cap Stock Index Fund	05/01/07
AZL T. Rowe Price Capital Appreciation Fund	11/05/01	AZL Davis New York Venture Fund	03/08/04 to 11/15/13	USAZ AllianceBernstein Growth and Income Fund	11/5/01 to 03/07/04
(1)	Previous Name: USAllianz VIP Money Market Fund 2/1/00 to 11/4/01
(2)	Previous name AZL Oppenheimer Developing Markets Fund from 5/1/06 to 12/7/07.
VOTE OF A MAJORITY OF THE OUTSTANDING SHARES
As used in the Funds' Prospectus and in this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called,
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of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.
ADDITIONAL TAX INFORMATION
Each Fund intends to qualify as a "regulated investment company" (a "RIC" under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends‑received deduction for corporations.
A non‑deductible excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar‑year distribution requirements (regardless of whether they otherwise have a non‑calendar taxable year). These rules require annual distributions equal to 98% of ordinary income for the calendar year plus 98% of their capital gain net income for the one‑year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non‑deductible excise tax equal to 4% of the deficiency.
As of the end of its tax year ended December 31, 2017, the Fund has capital loss carry forwards ("CLCFs") as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.
Pre-effective CLCFs subject to expiration:
Fund	Amount	Expires
AZL Gateway Fund	$10,170	12/31/2018
Post-effective CLCFs not subject to expiration:
Fund	Short Term Amount	Long Term Amount
AZL DFA Emerging Markets Core Equity Fund	3,162,905	555,308
AZL DFA Five-Year Global Fixed Income Fund	3,019,515	1,061,789
AZL Enhanced Bond Index Fund	21,477,720	1,497,933
AZL Gateway Fund	33,513,143	-
AZL Fidelity Institutional Asset Management® Total Bond Fund	6,060,284	288,476
AZL Metwest Total Return Bond Fund	367,165	2,023,402
AZL MSCI Global Equity Index Fund	8,501,767	5,502,957
Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.
Dividends of investment company taxable income (including net short‑term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends‑received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long‑term capital gains over net short‑term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends‑received
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deduction and will generally be taxable to shareholders as long‑term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.
Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long‑term or short‑term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long‑term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.
A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.
A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over‑the‑counter options on debt securities and certain equity options, including options on stock and on narrow‑based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long‑term or short‑term capital gain or loss upon lapse of the option or sale of the underlying stock or security.
By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non‑equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked‑to‑market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked‑to‑market positions at fiscal year-end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long‑term capital gain or loss and 40% short‑term capital gain or loss. The effect of Section 1256 mark‑to‑market may be to accelerate income or to convert what otherwise would have been long‑term capital gains into short‑term capital gains or short‑term capital losses into long‑term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.
When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short‑term capital losses into long‑term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles
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comprised of at least one Section 1256 position and at least one non‑Section 1256 position, which may reduce or eliminate the operation of these straddle rules.
Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.
In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non‑hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.
The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified if the Funds meet the foregoing requirements.
However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.
Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.
Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.
Information set forth in the prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.
The Funds may invest in non‑U.S. corporations, which may be treated as "passive foreign investment companies" ("PFICs") under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent that each Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non‑U.S. banks and insurance companies may be excluded from PFIC treatment if they satisfy certain technical requirements under the Code. To the extent that each Fund invests in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to such Fund's shareholders. Therefore, the payment of this tax would reduce such Fund's economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
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PERFORMANCE INFORMATION
From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one‑month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.
In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve‑month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non‑recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.
Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life Insurance Co. of North America or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or the Distributor voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.
Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.
YIELDS OF THE GOVERNMENT MONEY MARKET FUND
The standardized seven‑day yield for the AZL Government Money Market Fund is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre‑existing account in that Fund having a balance of one share at the beginning of the seven‑day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the AZL Government Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non‑recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.
At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.
YIELDS OF THE NON‑MONEY MARKET FUNDS
Yields of each of the Non‑Money Market Funds will be computed by analyzing net investment income per share for a recent thirty‑day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income
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will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non‑Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.
CALCULATION OF TOTAL RETURN
Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.
MISCELLANEOUS
Individual Trustees are elected by the shareholders and, subject to removal by a vote of two‑thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two‑thirds of the shares then outstanding.
The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.
The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed duplicating fee.
Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi‑annual financial statements and year‑end financial statements audited by the Trust's independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.
The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.
The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax‑deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.
The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.
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FINANCIAL STATEMENTS
Audited financial statements as of December 31, 2017, are incorporated by reference to the Annual Report to shareholders, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge on the internet by accessing the Allianz Life website at https://www.allianzlife.com or upon written request from Allianz VIP Funds at 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
PROXY VOTING POLICIES AND PROCEDURES
The proxy voting policies and procedures of the Trust, Allianz Investment Management LLC, and all of the Subadvisers are located in Appendix B to this Statement of Additional Information.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Fund's website at https://www.allianzlife.com or by accessing the SEC's EDGAR database via the Internet at www.sec.gov.

APPENDIX A

COMMERCIAL PAPER RATINGS
A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:
"A‑1" – Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
"A‑2" – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A‑1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
"A‑3" – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B" – Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"C" – Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.
"D" – Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:
"Prime‑1" – Issuers (or supporting institutions) have a superior ability for repayment of senior short‑term debt obligations. Prime‑1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well‑established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well‑established access to a range of financial markets and assured sources of alternate liquidity.
"Prime‑2" – Issuers (or supporting institutions) have a strong ability for repayment of senior short‑term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and
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coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
"Prime‑3" – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short‑term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
"Not Prime" – Issuers do not fall within any of the rating categories.
The three rating categories of Duff & Phelps for investment grade commercial paper and short‑term debt are "D‑1," "D‑2" and "D‑3." Duff & Phelps employs three designations, "D‑1+," "D‑1" and "D‑1‑," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:
"D‑1+" – Debt possesses the highest certainty of timely payment. Short‑term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk‑free U.S. Treasury short‑term obligations.
"D‑1" – Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
"D‑1" – Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
"D‑2" – Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
"D‑3" – Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
"D‑4" – Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
"D‑5" – Issuer has failed to meet scheduled principal and/or interest payments.
Fitch IBCA short‑term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short‑term obligations:
"F1" – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.
"F2" – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."
"F3" – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near‑term adverse changes could result in a reduction to non‑investment grade.
"B" – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near‑term adverse changes in financial and economic conditions.
"C" – Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
"D" – Securities are in actual or imminent payment default.
Thomson BankWatch short‑term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:
"TBW‑1" – This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.
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"TBW‑2" – This designation represents Thomson BankWatch's second‑highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW‑1."
"TBW‑3" – This designation represents Thomson BankWatch's lowest investment‑grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.
"TBW‑4" – This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non‑investment grade and therefore speculative.
CORPORATE AND LONG‑TERM DEBT RATINGS
The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:
"AAA" – An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA" –An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A" – An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
"BBB" – An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC" and "C" – Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB" – Debt is less vulnerable to non‑payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B" – Debt is more vulnerable to non‑payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC" – Debt is currently vulnerable to non‑payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC" – An obligation rated "CC" is currently highly vulnerable to non‑payment.
"C" – The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
"D" – An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (‑)– The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
"r" – This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non‑credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest‑only and principal‑only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
The following summarizes the ratings used by Moody's for corporate and municipal long‑term debt:
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"Aaa" – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
"Aa" – Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high‑grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long‑term risks appear somewhat larger than in "Aaa" securities.
"A" – Bonds possess many favorable investment attributes and are to be considered as upper medium‑grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
"Baa" – Bonds are considered as medium‑grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
"Ba," "B," "Caa," "Ca" and "C" – Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.
Con. (-) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.
The following summarizes the long‑term debt ratings used by Duff & Phelps for corporate and municipal long‑term debt:
"AAA" – Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk‑free U.S. Treasury debt.
"AA" – Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
"A" – Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
"BBB" – Debt possesses below‑average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
"BB," "B," "CCC," "DD" and "DP" – Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.
To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (‑) sign to show relative standing within these major categories.
The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:
"AAA" – Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.
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"AA" – Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A" – Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.
"BBB" – Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.
"BB" – Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
"B" – Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
"CCC," "CC" and "C" – Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.
"DDD," "DD" and "D" – Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.
To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (‑) sign to show relative standing within these major rating categories.
Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non‑bank banks; non‑United States banks; and broker‑dealers. The following summarizes the rating categories used by Thomson BankWatch for long‑term debt ratings:
"AAA" – This designation represents the highest category assigned by Thomson BankWatch to long‑term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
"AA" – This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
"A" –This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BBB" – This designation represents Thomson BankWatch's lowest investment‑grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BB," "B," "CCC" and "CC" – These designations are assigned by Thomson BankWatch to non‑investment grade long‑term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.
"D" – This designation indicates that the long‑term debt is in default.
PLUS (+) OR MINUS (‑) – The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.
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APPENDIX B – PROXY VOTING POLICIES

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

Proxy Voting Policy and Procedures (revised effective June 15, 2016)
I.	Policy
A.
Basis for Proxy Voting. The Allianz Variable Insurance Products Trust (the "VIP Trust") and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust," and together with the VIP Trust, the "Trusts") seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a "Fund") in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.

B.
Delegation of Proxy Voting. The Board of Trustees (the "Board") of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board's oversight responsibility and the obligations of the Trusts' officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC ("AIM") and by those investment advisers retained by AIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a "Subadviser"). Accordingly, the Board hereby delegates to AIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AIM or such Subadviser, subject to the continuing oversight of the Board(1) (hereafter, AIM and the Subadvisers may, as appropriate, be referred to individually as a "Manager" or collectively as the "Managers").

(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
C.
Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AIM, as an integral part of those services provided by AIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser's fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines ("Proxy Voting Policies") adopted by such Subadviser.

II.	Procedures
A.
Manager Proxy Voting Policies; Board Oversight. The Proxy Voting Policies of each Manager are incorporated by reference herein. The officers of the Trusts shall obtain from each Manager the Proxy Voting Policies adopted by such Manager. Generally, a Manager's Proxy Voting Policies initially shall be presented to the Board for review and approval not later than the Board meeting at which the agreement dealing with the services to be provided by the Manager is submitted for the Board's review and approval. Thereafter, Proxy Voting Policies or a summary thereof for each Manager shall be presented to the Board at least annually for its review and approval. The Trusts' officers shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Manager.

B.	Specific Matters.
1.
Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Policies provided to the Trusts by Managers, the Trusts' officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trusts would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its Proxy Voting Policies, due to the existence of a conflict. In these circumstances, and where the Manager advises the Trust of such a conflict and its inability to vote, the Trusts may direct the Manager how to vote. In directing a Manager how to vote, the Trusts may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trusts on the same proxy voting decision, where a conflict does not exist; the policies and

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procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trusts.
2.
Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager or the Trusts.

3.
Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party ("Loaned Securities"). Currently, only the VIP Trust participates in securities lending. Voting rights that accompany Loaned Securities generally pass to the borrower of the securities. Because the right to vote a proxy with respect to the securities that each Fund holds is an important asset of that Fund, particularly, although not exclusively, with respect to proxies involving important or material events, it is the policy of the Trusts that it will direct the securities lending agent(s) to use reasonable efforts to recall Loaned Securities for the purpose of voting all proxies

The Trusts recognize that the ability to timely recall shares for proxy voting purposes requires the cooperation of the securities lending agent(s) and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall Loaned Securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities. The Trusts and their securities lending agent(s), and not the Managers, are responsible for recalling Loaned Securities.
4.
Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund's best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager's ability to vote the proxy. These issues may include, but are not limited to:  (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner's ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.

5.
Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies ("Underlying Funds") which may be advised by the Fund's Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund's board.

C.	Voting Record Reporting.
1.
Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.

2.
Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust's Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.

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III.	Revocation
The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.
IV.	Disclosures
A.	Each of the Trusts shall include in its registration statement:
1.	Either copies of or a description of this policy and of each Manager's Proxy Voting Policies; and
2.
A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

B.	Each of the Trusts shall include in its Annual and Semi-Annual Reports to shareholders:
1.
A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust's Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; and on the SEC website.

2.
A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

ALLIANZ INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures (revised December 1, 2010)
The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Allianz Investment Management LLC ("AZIM"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")(1). AZIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act")(2). These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AZIM and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff.
(1)	These Policies and Procedures are adopted by AZIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
(2)	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
AZIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. AZIM's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. These Policies and Procedures also apply to any voting rights and/or consent rights of AZIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures(3).
(3)
For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AZIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.

Set forth below are AZIM's Policies and Procedures with respect to any voting or consent rights of advisory clients over which AZIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.
General Statements of Policy
These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AZIM's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
AZIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.
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Conflicts of Interest
AZIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AZIM will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:
1.	convening an ad-hoc committee to assess and resolve the conflict(4)
(4)	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.
2.	voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;
3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;
4.	suggesting that the client engage another party to determine how the proxies should be voted;
5.	delegating the vote to an independent third-party service provider; or
6.	voting in accordance with the factors discussed in these Policies and Procedures.
AZIM will document the process of resolving any identified material conflict of interest.
Reporting Requirements and the Availability of Proxy Voting Records
Except to the extent required by applicable law or otherwise approved by AZIM, AZIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AZIM will disclose to its clients or the entity delegating the voting authority to AZIM for such clients (for example, trustees or consultants retained by the client), how AZIM voted such client's proxy. In addition, AZIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by AZIM. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AZIM voted that client's proxies is available upon request.
Record Keeping
AZIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AZIM on behalf of a client; (4) a copy of any document created by AZIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from AZIM to any (written or oral) client request for such records. Additionally, AZIM or its agent maintains any documentation related to an identified material conflict of interest.
Proxy voting books and records are maintained by AZIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AZIM or its agent.
Review and Oversight
AZIM's proxy voting procedures are described below. AZIM's compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.
1.	Receipt of Proxies by AZIM. AZIM's operations group generally will receive notice of any proxy from registered owners of record (for example, custodian bank or other third-party service providers).
2.
Conflicts of Interest. AZIM's operations group will engage the compliance group to review each proxy to determine whether there may be a material conflict between AZIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AZIM, or if a client or affiliate has actively solicited AZIM to support a particular position. If no conflict exists, the operations group will forward each proxy to AZIM's Valuation and Investment Policy Committee (the "VIP Committee"). However, if a conflict does exist, AZIM's compliance group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.	Vote. The VIP Committee will review the information, will vote the proxy in accordance with these Policies and Procedures, and will return the voted proxy to AZIM's operations group.
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4.
Transmittal to Third Parties. AZIM will document the VIP Committee's decision for each proxy received in a format designated by the custodian bank or other third party service provider. AZIM will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, AZIM's response, the date and time the custodian bank or other third party service provider was notified, the expiration date, and any action taken.

5.
Information Barriers. Certain entities controlling, controlled by, or under common control with AZIM ("Affiliates") may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AZIM personnel and AZIM's agents are prohibited from disclosing information regarding AZIM's voting intentions to any Affiliate. Any AZIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AZIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.

Certain personnel performing duties for AZIM also are employed by and perform duties for Allianz Life Insurance Company of North America ("AZL"), which owns AZIM. In certain circumstances, AZIM personnel involved in the process of voting proxies on behalf of AZIM's client may also be involved in the process of voting the same proxies on behalf of AZL or other Affiliates. Any such circumstances should be reported to AZIM's compliance group, which will be responsible to ensure that the interests of AZIM's clients are protected and that any conflicts of interest are identified and resolved.
Categories of Proxy Voting Issues
In general, AZIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AZIM considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. AZIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AZIM believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of AZIM's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AZIM, and a non-exhaustive list of factors that AZIM may consider in determining how to vote the client's proxies.
Board of Directors
1.
Independence. AZIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.
Director Tenure and Retirement. AZIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

3.
Nominations in Elections. AZIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

4.
Separation of Chairman and CEO Positions. AZIM may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

5.
D&O Indemnification and Liability Protection. AZIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.
Stock Ownership. AZIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

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Proxy Contests and Proxy Contest Defenses
1.
Contested Director Nominations. AZIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.
Reimbursement for Proxy Solicitation Expenses. AZIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.	Ability to Alter the Size of the Board by Shareholders. AZIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
4.
Ability to Remove Directors by Shareholders. AZIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies

5.
Cumulative Voting. AZIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.

6.
Supermajority Shareholder Requirements. AZIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses
1.
Classified Boards. AZIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.
Poison Pills. AZIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.
Fair Price Provisions. AZIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure
1.
Stock Authorizations. AZIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.
Issuance of Preferred Stock. AZIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.
Stock Splits. AZIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

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4.
Reverse Stock Splits. AZIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

Executive and Director Compensation
1.
Stock Option Plans. AZIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2.
Director Compensation. AZIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.
Golden and Tin Parachutes. AZIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation
State Takeover Statutes. AZIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.
Mergers and Restructurings
1.
Mergers and Acquisitions. AZIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AZIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

2.
Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AZIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, AZIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AZIM may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies
Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AZIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.
For a client that is invested in an investment company that is advised by AZIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AZIM and the investment company), AZIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.
1.
Election of Directors or Trustees. AZIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.

2.
Converting Closed-End Fund to Open-End Fund. AZIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

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3.
Proxy Contests. AZIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.
Investment Advisory Agreements. AZIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.
Policies Established in Accordance with the 1940 Act. AZIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.
Changing a Fundamental Restriction to a Non-Fundamental Restriction. AZIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

7.
Rule 12b-1 Plans. AZIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8.
Names Rule Proposals. AZIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.
Disposition of Assets/Termination/Liquidation. AZIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

10.
Changes to Charter Documents. AZIM may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.
Changing the Domicile of a Fund. AZIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.
Change in Fund's Subclassification. AZIM may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities
1.
Waivers and Consents. AZIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.
Voting on Chapter 11 Plans of Liquidation or Reorganization. AZIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions
1.
Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." AZIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AZIM's responsibility to consider actions before supporting them.

2.
Equal Access. AZIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director

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nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
3.
Charitable Contributions. AZIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.

4.
Special Interest Issues. AZIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

BLACKROCK

Proxy Voting Policies and Procedures
Introduction to BlackRock
BlackRock is the world's preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients' needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.
Philosophy on corporate governance
BlackRock's corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders' interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.
Our focus is on the board of directors, as the agent of shareholders, which should set the company's strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management's performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company's unique circumstances. We are interested to understand from the company's reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.
BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-
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term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled "BlackRock's oversight of its corporate governance activities".
Corporate governance, engagement and voting
We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients' investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
Boards and directors
Auditors and audit-related issues
Capital structure, mergers, asset sales and other special transactions
Remuneration and benefits
Social, ethical and environmental issues
General corporate governance matters
At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.
BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders' interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by: establishing an appropriate corporate governance structure; supporting and overseeing management in setting strategy; ensuring the integrity of financial statements; making decisions regarding mergers, acquisitions and disposals; establishing appropriate executive compensation structures; and addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there to be a sufficient number of independent directors on the board to ensure the protection of the
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interests of all shareholders. Common impediments to independence may include but are not limited to: current employment at the company or a subsidiary; former employment within the past several years as an executive of the company; providing substantial professional services to the company and/or members of the company's management; having had a substantial business relationship in the past three years; having, or representing a shareholder with, a substantial shareholding in the company; being an immediate family member of any of the aforementioned; and interlocking directorships.
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group's thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders' interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company's financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.
In assessing mergers, asset sales or other special transactions, BlackRock's primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm's length. We may seek reassurance from the board that executive and/or board members' financial interests in a given transaction have not affected their ability to place shareholders' interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders' ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called 'shareholder rights plans' being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.
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Remuneration and benefits
BlackRock expects a company's board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.
Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Social, ethical, and environmental issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental ("SEE") aspects of their businesses.
BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders' interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.
We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
General corporate governance matters
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board's oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders' meeting and to call special meetings of shareholders. BlackRock's oversight of its corporate governance activities
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Oversight
BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the "Corporate Governance Group"), and which is considered an investment function. BlackRock maintains three regional oversight committees ("Corporate Governance Committees") for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific, consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines ("Guidelines") and grant authority to the Global Head of Corporate Governance ("Global Head"), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee's mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock's Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.
Vote execution
BlackRock carefully considers proxies submitted to funds and other fiduciary accounts ("Funds") for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock's evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates.
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock's Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock's clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund's portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner's ability to exercise votes; (iii) requirements to vote proxies in person; (iv) "share-blocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these markets only on a "best-efforts" basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer's proposal.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in
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conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.
Conflicts management
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock's proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock's affiliates, a Fund or a Fund's affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee's jurisdiction.
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm's views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.
BlackRock's Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock's risk policies and procedures.
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock's relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.
With regard to the relationship between securities lending and proxy voting, BlackRock's approach is driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
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Voting guidelines
The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock's general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting
We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.
June 2014

DIMENSIONAL

Proxy Voting Policies and Procedures
Introduction
Dimensional Fund Advisors LP ("Dimensional") is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act").  Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. ("DFAL"), DFA Australia Limited ("DFAA"), Dimensional Fund Advisors Pte. Ltd. ("DFAP") and Dimensional Japan Ltd. ("DFAJ") (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the "Advisors").  DFAL and DFAA are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors.  These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients.  Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor.  Depending on the client, an Advisor's duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
The following Proxy Voting Policies and Procedures (the "Policy") address the Advisors' objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the "40 Act"), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the "Dimensional Investment Companies").  The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.
Exhibit A (not attached) to this Policy includes a summary of the Advisors' current Proxy Voting Guidelines and will change from time to time (the "Guidelines").  The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients.  Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.  The Guidelines provide a framework for analysis and decision making, but do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client's best interests would be served by such a vote.  In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined).  To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
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The Advisors may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts.  The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.
The Advisors have retained certain third party proxy service providers ("Proxy Advisory Firms") to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted ("Proxy Voting Services").  Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions.  The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services.  In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors' clients.  Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm's policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm's material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor's proxy voting process.  The Investment Committee has formed a Corporate Governance Committee (the "Corporate Governance Committee" or the "Committee") composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee.  The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor's clients, such as authorized traders of the Advisors (collectively, "Authorized Persons").  The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines.  Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client's account.  In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client's proxies pursuant to the client's guidelines.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client's investments.  When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client's investment and not subordinate the interests of the client's participants and beneficiaries on their retirement income to unrelated objectives.  In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights.  The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in
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the view of the Advisor, exceed the expected benefits of voting to the client.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisors' belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting.  Each Advisor does intend to recall securities on loan if, based upon information in the Advisor's possession, it determines that voting the securities is likely to materially affect the value of a client's investment and that it is in the client's best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote.  If an issuer's management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting.  The major difficulties and costs may include:  (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs.  The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.(1) The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country.  The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors' determinations and procedures.(2) In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client's vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.
(1) As the SEC has stated, "There may even be times when refraining from voting a proxy is in the client's best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person."  See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003).  Additionally, the Department of Labor has stated that it "recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan's vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan's investment that warrants the additional cost of voting." See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).
(2) If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries, the Advisor will presume, in making its determinations, that the costs incurred by the client for voting those proxies are similar to those incurred by voting for a Dimensional Investment Company.
Conflicts of Interest
Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process.  A conflict of interest may exist, for example, if an
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Advisor is actively soliciting investment advisory business from the company soliciting the proxy.  However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines.  Therefore, proxies voted typically should not be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm ("ISS")), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee.  Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client's interest.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities.  The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request.  If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor's responses (whether a client's request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm's votes; and (vii) a copy of each version of the Proxy Advisory Firm's policies and procedures provided to the Advisors.  The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records.  For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies.  The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC ("DFAS") or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC's website.  If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.  Such filings shall contain all information required to be disclosed on Form N-PX.
Effective 02/2018
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FIAM LLC

Proxy Voting Policies and Procedures
January 2018
I.	General Principles

A.
Voting of shares will be conducted in a manner consistent with the best interests of clients. In other words, securities of a portfolio company will generally be voted in a manner consistent with the Guidelines and without regard to any other FIAM or Fidelity companies' relationship, business or otherwise.  In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B.
Investment Proxy Research votes proxies on behalf of FIAM's clients. Execution of FIAM Proxy Votes is delegated to Investment Proxy Research. Like other Fidelity employees, Investment Proxy Research employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM's clients. Fidelity employees, including Investment Proxy Research employees, are instructed to avoid situations that could present even the appearance of a conflict. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity's corporate policy on conflicts of interest.

C.
For proposals not covered by the Guidelines or that involve other special circumstances, FIAM evaluates them on a case-by-case basis with input from the appropriate analyst or portfolio manager with review by a member of senior management within Investment Proxy Research or an attorney within Fidelity's General Counsel's office.

D.
FIAM will vote on proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.

E.
Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

F.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.

G.
Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)

A.
Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

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B.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.

D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.

E.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F.	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

G.	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

H.	Micro-Capitalization Company - a company with market capitalization under US $300 million.

I.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.

III.	Directors

A.	Election of Directors

FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:

1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the features outlined under the Anti-Takeover Provisions below are met when a Poison Pill is introduced, extended, or adopted.
FIAM will also consider not withholding authority on the election of directors when:

a.
FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

b.
One or more of the features outlined under the Anti-Takeover Provisions below are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding those features to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.

2.
Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

3.	Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.

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4.	The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.

5.	To gain FIAM' support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.

6.
The director attended fewer than 75% of the aggregate number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

7.	The board is not composed of a majority of independent directors.

B.	Contested Director Elections

FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds' assets are invested.  FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management's track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder's and management's nominees; and other factors.  Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.

C.	Indemnification

FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.

D.	Independent Chairperson

FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

E.	Majority Voting in Director Elections

FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.

F.	Proxy Access

FIAM will evaluate management and shareholder proposals to adopt proxy access on a case-by-case basis, but generally will vote in favor of proposals that include ownership thresholds of at least 3% (5% in the case of Small-Capitalization Companies); holding periods of at least three years; establish the number of directors that eligible shareholders may nominate as 20% of the board; and limit to 20 the number of shareholders that may form a nominating group..

Compensation

A.	Executive Compensation

1.	Advisory votes on executive compensation (Say on Pay)
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a.	FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:

(i)
The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;

(ii)	The alignment of executive compensation and company performance relative to peers; and

(iii)
The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

b. FIAM will generally vote against proposals to ratify Golden Parachutes.

2.	Advisory vote on frequency of Say on Pay votes

When presented with a frequency of Say on Pay vote, FIAM will generally support holding an annual advisory vote on Say on Pay.

B.	Equity Compensation Plans

FIAM will generally vote against equity compensation plans or amendments to authorize additional shares under such plans if:

1.
(a) The company's average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.

2.
In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.

4.	The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
C.	Equity Exchanges and Repricing

FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

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3.	The company's relative performance compared to other companies within the relevant industry or industries;

4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

D.	Employee Stock Purchase Plans

FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.

IV.	Anti-Takeover Provisions

FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:

A.	In the case of a Poison Pill, it either:

1.	Includes the following features:

a.	A Sunset Provision of no greater than five years;

b.	Links to a business strategy that is expected to result in greater value for the shareholders;

c.	Requires shareholder approval to be reinstated upon expiration or if amended;

d.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and

e.	Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or

2.
Is crafted only for the purpose of protecting a specific tax benefit and after evaluating the proposal based on its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:

B.
In the case of shareholder proposals regarding shareholders' right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.

C.
In the case of proposals regarding shareholders' right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, record date requests from at least 25% of the outstanding shareholders and consents must be solicited from all shareholders.

D.
In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

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V.	Capital Structure / Incorporation

A.	Increases in Common Stock

FIAM will generally vote against a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
However, in the case of real estate investment trusts (REIT), FIAM will generally vote against a provision to increase the REIT's authorized common stock if the increase will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares.

B.	Reverse Stock Splits

FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.

C.	Multi-Class Share Structures

FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

D.	Cumulative Voting Rights

FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.

E.	Acquisition or Business Combination Statutes

FIAM will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

F.	Incorporation or Reincorporation in Another State or Country

FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

VI.	Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

A.
If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of the underlying fund ("echo voting"). FIAM may choose not to vote if "echo voting" is not operationally practical.

B.
Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders.  For Fidelity Funds without public shareholders that are managed by Fidelity or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

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VII.	Other

A.	Voting Process

FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.

B.	Environmental and Social Issues

FIAM generally will vote in a manner consistent with management's recommendation on shareholder proposals concerning environmental or social issues, as it generally believes that management and the board are in the best position to determine how to address these matters. In certain cases, however, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company.

For example, FIAM may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. FIAM also may support proposals on issues such as equal employment, and board and workforce diversity.

GEODE CAPITAL MANAGEMENT, LLC

Proxy Voting Policies and Procedures
January 2018
As an investment adviser, Geode holds voting authority for securities in many of the client accounts that it manages. Geode takes seriously its responsibility to monitor corporate events affecting securities in those client accounts and to exercise its voting authority with respect to those securities in the best interests of its clients (including shareholders of mutual funds for which it serves as adviseror sub-adviser). The purposes of these proxy voting policies are to (1) establish a framework for Geode's analysis and decision-making with respect to proxy voting and (2) set forth operational procedures for Geode's exercise of proxy voting authority.
Overview
Geode applies the same voting decision for all accounts in which it exercises voting authority, and seeks in all cases to vote in a manner that Geode believes represents the best interests of its clients (including shareholders of mutual funds for which it serves as adviseror sub-adviser). Geode anticipates that, based on its current business model, it will manage the vast majority of assets under its management using passive investment management techniques, such as indexing. Geode also manages private funds and separate accounts using active investment management techniques, primarily employing quantitative investment strategies.
Members of the Operations Committee oversee the exercise of voting authority under these proxy voting policies, consulting with Geode's legal counsel with respect to controversial matters and for interpretive and other guidance. Geode will engage an established commercial proxy advisory service (the "Agent") for comprehensive analysis, research and voting recommendations, particularly for matters that may be controversial, present potential conflicts of interest or require additional analysis under these guidelines.
Geode may determine to accept or reject any recommendation based on the research and analysis provided by the Agent or on any independent research and analysis obtained or generated by Geode. However, because the recommended votes are determined solely based on the customized policies established by Geode, Geode expects that the recommendations will be followed in most cases. The Agent also acts as a proxy voting agent to affect the votes and maintain records of all of Geode's proxy votes. In all cases, the ultimate voting decision and responsibility rests with the members of the Operations Committee, which are accountable to Geode's clients (including shareholders of mutual funds for which it serves as adviseror sub-adviser).
Due to its focused business model and the number of investments that Geode will make for its clients (particularly pursuant to its indexing strategy), Geode does not anticipate that actual or potential conflicts of interest are likely to occur in the ordinary course of its business. However, Geode believes it is essential to avoid having conflicts of interest affect
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its objective of voting in the best interests of its clients. Therefore, in the event that members of the Operations Committee, the Agent or any other person involved in the analysis or voting of proxies has knowledge of, or has reason to believe there may exist, any potential relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode (and any subsidiary of Geode) or their respective directors, officers, employees or agents, such person shall notify other members of the Operations Committee and may consult with outside counsel to Geode to analyze and address such potential conflict of interest. In the case of an actual conflict of interest, on the advice of counsel, Geode expects that the independent directors of Geode will consider the matter and may (1) determine that there is no conflict of interest (or that reasonable measures have been taken to remedy or avoid any conflict of interest) that would prevent Geode from voting the applicable proxy, (2) using such information as is available from the Agent, vote the applicable proxy, or (3) cause authority to be delegated to the Agent or a similar special fiduciary to vote the applicable proxy.
Geode has established the specific proxy voting policies that are summarized below to maximize the value of investments in its clients' accounts, which it believes will be furthered through (1) accountability of a company's management and directors to its shareholders, (2) alignment of the interests of management with those of shareholders (including through compensation, benefit and equity ownership programs), and (3) increased disclosure of a company's business and operations. Geode reserves the right to override any of its proxy voting policies with respect to a particular shareholder vote when such an override is, in Geode's best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of Geode's clients.
Policies
All proxy votes shall be considered and made in a manner consistent with the best interests of Geode's clients (including shareholders of mutual fund clients) without regard to any other relationship, business or otherwise, between the portfolio company subject to the proxy vote and Geode or its affiliates. As a general matter, (1) proxies will be voted FOR incumbent members of a board of directors and FOR routine management proposals, except as otherwise addressed under these policies; (2) shareholder and non-routine management proposals addressed by these policies will be voted as provided in these policies; and (3) shareholder and non-routine management proposals not addressed by these policies will be evaluated by members of Geode's Operations Committee based on fundamental analysis and/or research and recommendations provided by the Agent, other third-party service providers, and the members of the Operations Committee shall make the voting decision.
When voting the securities of non-US issuers, Geode will evaluate proposals in accordance with these policies but will also take local market standards and best practices into consideration. Geode may also limit or modify its voting at certain non-US meetings (e.g., if shares are required to be blocked or reregistered in connection with voting).
Geode's specific policies are as follows:
I. Election of Directors
Geode will generally vote FOR incumbent members of a board of directors except:
• Attendance. The incumbent board member failed to attend at least 75% of meetings in the previous year and does not provide a reasonable explanation.
• Independent Directors. Nominee is not independent and full board comprises less than a majority of independents. Nominee is not independent and sits on the audit, compensation or nominating committee.
• Director Responsiveness. The board failed to act on shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year. The board failed to act on takeover offers where Geode and a majority of shareholders tendered their shares. At the previous board election, directors opposed by Geode received more than 50 percent withhold/against votes of the shares cast, and the company failed to address the issue(s) that caused the high withhold/against vote.
• Golden Parachutes. Incumbent members of the compensation committee adopted or renewed an excessive golden parachute within the past year.
• In Other Circumstances when a member of the board has acted in a manner inconsistent with the interests of shareholders of a company whose securities are held in client accounts.
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II. Majority Election.  Unless a company has a policy achieving a similar result, Geode will generally vote in favor of a proposal calling for directors to be elected by a majority of votes cast in a board election provided that the plurality vote applies when there are more nominees than board seats.
III. Say on Pay (non-binding).
• Advisory Vote on Executive Compensation. Geode will generally vote AGAINST advisory vote when: (1) there is a significant misalignment between executive pay and company performance, (2) the company maintains significant problematic pay practices; or (3) the board exhibits a significant level of poor communication and responsiveness to shareholders.
• Frequency Vote. Geode will generally vote FOR having an advisory vote on executive compensation every year.
• Advisory Vote on Golden Parachute.  Geode will vote AGAINST excessive change-in-control severance payments.
IV. Vote AGAINST Anti-Takeover Proposals, including:
• Addition of Special Interest Directors to the board.
• Authorization of "Blank Check" Preferred Stock. Geode will vote FOR proposals to require shareholder approval for the distribution of preferred stock except for acquisitions and raising capital in the ordinary course of business.
• Classification of Boards.  Geode will vote FOR proposals to de-classify boards.
• Fair Price Amendments, other than those that consider only a two-year price history and are not accompanied by other anti-takeover measures.
• Golden Parachutes that Geode deems to be excessive in the event of change-in-control.
• Poison Pills.  Adoption or extension of a Poison Pill without shareholder approval will result in our voting AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors, provided the matter will be considered  if (a) the board has adopted a Poison Pill with a sunset provision; (b) the Pill is linked to a business strategy that will result in greater value for the shareholders; (c) the term is less than three years; (d) the Pill includes a qualifying offer clause; and (e) shareholder approval is required to reinstate the expired Pill. Geode will vote FOR shareholder proposals requiring or recommending that shareholders be given an opportunity to vote on the adoption of poison pills.
• Reduction or Limitation of Shareholder Rights (e.g., action by written consent, ability to call meetings, or remove directors).
• Reincorporation in another state (when accompanied by Anti-Takeover Provisions, including increased statutory anti-takeover provisions). Geode will vote FOR reincorporation in another state when not accompanied by such anti-takeover provisions.
• Requirements that the Board Consider Non-Financial Effects of merger and acquisition proposals.
• Requirements regarding Size, Selection and Removal of the Board that are likely to have an anti-takeover effect (although changes with legitimate business purposes will be evaluated).
• Supermajority Voting Requirements (i.e., typically 2/3 or greater) for boards and shareholders.  Geode will vote FOR proposals to eliminate supermajority voting requirements.
• Transfer of Authority from Shareholders to Directors.
V. Vote FOR proposed amendments to a company's certificate of incorporation or by-laws that enable the company to Opt Out of the Control Shares Acquisition Statutes.
VI. Vote AGAINST the introduction of new classes of Stock with Differential Voting Rights.
VII. Vote AGAINST introduction and FOR elimination of Cumulative Voting Rights, except in certain instances where it is determined not to enhance shareholders' interests.
VIII. Vote FOR elimination of Preemptive Rights.
IX. Vote FOR Anti-Greenmail proposals so long as they are not part of anti-takeover provisions (in which case the vote will be AGAINST).
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X. Vote FOR charter and by-law amendments expanding the Indemnification of Directors to the maximum extent permitted under Delaware law (regardless of the state of incorporation) and vote AGAINST charter and by-law amendments completely Eliminating Directors' Liability for Breaches of Care.
XI. Vote FOR proposals to adopt Confidential Voting and Independent Vote Tabulation practices.
XII. Vote FOR Open-Market Stock Repurchase Programs, unless there is clear evidence of past abuse of the authority, the plan contains no safeguard against selective buybacks, or the authority can be used as an anti-takeover mechanism.
XIII. Vote FOR management proposals to implement a Reverse Stock Split when the number of authorized shares will be proportionately reduced or the Reverse Stock Split is necessary to avoid de-listing.
XIV. Vote FOR management proposals to Reduce the Par Value of common stock unless the proposal may facilitate an anti-takeover device or other negative corporate governance action.
XV. Vote FOR the Issuance of Large Blocks of Stock if such proposals have a legitimate business purpose and do not result in dilution of greater than 20%.  However, a company's specific circumstances and market practices may be considered in determining whether the proposal is consistent with shareholders interests.
XVI. Vote AGAINST Excessive Increases in Common Stock. Vote AGAINST increases in authorized common stock that would result in authorized capital in excess of three times the company's shares outstanding and reserved for legitimate purposes. For non-U.S. securities with conditional capital requests, vote AGAINST issuances of shares with preemptive rights in excess of 100% of the company's current shares outstanding. Special requests will be evaluated, taking company-specific circumstances into account.
XVII. Vote AGAINST the adoption of or amendment to authorize additional shares under a Stock Option Plan if:
• The stock option plan includes evergreen provisions, which provides for an automatic allotment of equity compensation every year.
• The dilution effect of the shares authorized under the plan (including by virtue of any "evergreen" or replenishment provision), plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively.  If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
• The offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus, except that a modest number of shares (limited to 5% for a large capitalization company and 10% for a small and micro capitalization companies) may be available for grant to employees and directors under the plan if the grant is made by a compensation committee composed entirely of independent directors (the "De Minimis Exception").
• The plan is administered by (1) a compensation committee not comprised entirely of independent directors or (2) a board of directors not comprised of a majority of independent directors, provided that a plan is acceptable if it satisfies the De Minimis Exception.
• The plan's terms allow repricing of underwater options, or the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval, unless by the express terms of the plan or a board resolution such repricing is rarely used (and then only to maintain option value due to extreme circumstances beyond management's control) and is within the limits of the De Minimis Exception.
• Liberal Definition of Change in Control: the plan provides that the vesting of equity awards may accelerate even though an actual change in control may not occur.
XVIII. Vote AGAINST the election of incumbent members of the compensation committee or a management slate in the concurrent or next following vote on the election of directors if, within the last year and without shareholder approval, the company's board of directors or compensation committee has repriced outstanding options.
XIX. Evaluate proposals to Reprice Outstanding Stock Options, taking into account such factors as: (1) whether the repricing proposal excludes senior management and directors; (2) whether the options proposed to be repriced exceeded the dilution thresholds described in these current proxy voting policies when initially granted; (3) whether the repricing proposal is value neutral to shareholders based upon an acceptable options pricing model; (4) the company's relative
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performance compared to other companies within the relevant industry or industries; (5) economic and other conditions affecting the relevant industry or industries in which the company competes; and (6) other facts or circumstances relevant to determining whether a repricing proposal is consistent with the interests of shareholders.
XX. Vote AGAINST adoption of or amendments to authorize additional shares for Restricted Stock Awards ("RSA") if:
• The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other option or restricted stock plans, is greater than 10%. However, dilution may be increased to 15% for small capitalization companies, and 20% for micro capitalization companies, respectively.  If the plan fails this test, the dilution effect may be evaluated relative to any unusual factor involving the company.
XXI. Vote AGAINST Omnibus Stock Plans if one or more component violates any of the criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, unless such component is de minimis. In the case of an omnibus stock plan, the dilution limits applicable to Stock Option Plans or RSAs under these proxy voting policies will be measured against the total number of shares under all components of such plan.
XXII. Vote AGAINST Employee Stock Purchase Plans if the plan violates any of the relevant criteria applicable to Stock Option Plans or RSAs under these proxy voting policies, except that (1) the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity, and (2) in the case of non-U.S. company stock purchase plans, the minimum stock purchase price may be equal to the prevailing "best practices," as articulated by the Agent, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
XXIII. Vote AGAINST Stock Awards (other than stock options and RSAs) unless it is determined they are identified as being granted to officers/directors in lieu of salary or cash bonus, subject to number of shares being reasonable.
XXIV. Vote AGAINST equity vesting acceleration programs or amendments to authorize additional shares under such programs if the program provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
XXV. Vote FOR Employee Stock Ownership Plans ("ESOPs") of  non-leveraged ESOPs, and in the case of leveraged ESOPs, giving consideration to the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. Geode may also examine where the ESOP shares are purchased and the dilution effect of the purchase. Geode will vote AGAINST a leveraged ESOP if all outstanding loans are due immediately upon a change in control.
XXVI. Vote AGAINST management or shareholder proposals on other Compensation Plans or Practices if such plans or practices are Inconsistent with the Interests of Shareholders. In addition, Geode may vote AGAINST the election of incumbents or a management slate in the concurrent or next following vote on the election of directors if Geode believes a board has approved executive compensation arrangements inconsistent with the interests of shareholders.
XXVII. Environmental and Social Proposals
Evaluate each proposal related to environmental and social issues. Generally, Geode expects to vote with management's recommendation  on  shareholder proposals concerning  environmental or social issues, as Geode believes management and the board are ordinarily in the best position to address these matters. Geode may support certain shareholder environmental and social proposals that request additional disclosures from companies which may provide material information to the investment management process, or where Geode otherwise believes support will help maximize shareholder value. Geode may take action against the re-election of board members if there are serious concerns over ESG practices or the board failed to act on related shareholder proposals that received approval by Geode and a majority of the votes cast in the previous year.
XXII. ABSTAIN with respect to shareholder proposals addressing Political Contributions, which Geode believes generally address ordinary business matters that are primarily the responsibility of a company's management and board, except where a proposal has substantial economic implications for the company's securities held in client accounts.
XXIX. Geode will generally vote AGAINST shareholder proposals seeking to establish proxy access.
Geode will evaluate management proposals on proxy access.
XXX. Shares of Investment Companies -
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• For institutional accounts, Geode will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.
• For retail managed accounts, Geode will employ echo voting when voting shares.  To avoid certain potential conflicts of interest, if an investment company has a shareholder meeting, Geode would vote their shares in the investment company in the same proportion as the votes of the other shareholders of the investment company.

GATEWAY INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY
1.1 Overview
This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (Gateway) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway's CCO.
1.2 Introduction
Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as "Clients". Gateway, in turn, has retained Institutional Shareholder Services ("ISS") as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.
1.3 Role of Proxy Voting Agent
Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client's custodian, to ensure that all proxy ballots relating to a Client's portfolio are processed in a timely manner. ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway's CIO will, on an annual bases, determine whether ISS' U.S. and global proxy guidelines continue to be in the best interest of Gateway's Clients. Gateway will instruct ISS to vote in accordance with these guidelines unless the following conditions apply:
1.
Gateway's portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway's analysis of ISS's vote recommendation. Such decision(s) will be documented by Gateway and communicated to ISS. Gateway's CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed by Gateway;

2.
ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway's voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS's guidelines; or

3.
If voting on any particular security compromises Gateway's ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway's judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.

1.4 Conflicts of Interest
From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question shall be voted and such determinations shall be recorded with ISS.
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1.5 Due Diligence of Proxy Adviser
Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.
1.6 Record Retention Requirements
In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:
1.	This Gateway proxy voting policy;
2.	Records of Clients' written requests for this policy and/or their voting record;
3.	Gateway's written response to such written or oral requests; and
4.
A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway's portfolio management team votes contrary to ISS's recommendation.

ISS will make and retain, on Gateway's behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:
1.	A copy of a proxy statement(3);
2.	A record of each vote cast by Gateway on behalf of a Client; and
3.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.
*	Gateway may also rely on obtaining a copy from the EDGAR system
1.7 How to Obtain Voting Information
At any time, a Client may obtain this Proxy Voting Policy along with ISS's Proxy Voting Guidelines Summary and his or her voting record upon the Client's written or oral request to Gateway.
Effective Date: February 15, 2008, revised December 11, 2008, revised February 18, 2015

METROPOLITAN WEST ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES
Summary of Subadviser's Proxy Voting Policy: The Subadviser believes that the right to vote proxies is a significant asset of its clients' holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, the Subadviser has established a proxy voting committee (the "Proxy Committee") and adopted these proxy voting guidelines and procedures (the "Guidelines").
Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser's Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures ("Sub-Adviser's Proxy Voting Policies and Procedures") are consistent with the Adviser's Proxy Voting Policies and Procedures or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser's Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. The Adviser will be responsible for overseeing the Sub-Adviser's exercise of its proxy voting responsibilities on behalf of TCW.
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include the Subadviser personnel from the investment, compliance, legal and marketing departments. The Subadviser also uses outside proxy voting services (each an "Outside Service") to help manage the proxy voting process. An Outside Service facilitates the Subadviser's voting according to the Guidelines (or, if applicable, according to guidelines submitted by the Subadviser's clients) and helps maintain the Subadviser's proxy voting records. All proxy voting and record keeping by the Subadviser is, of course, dependent on the timely provision of proxy ballots by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall periodically review and evaluate the voting
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recommendations of such Outside Service to ensure that recommendations are consistent with the Subadviser's clients' best interests. In certain limited circumstances, particularly in the area of structured financing, the Subadviser may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, the Subadviser will vote in accordance with its contractual obligations. In the event that the Subadviser inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for the Subadviser to determine the identity of the client, the Subadviser will promptly forward such materials to the client.
As a matter of firm policy, the Subadviser does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.
Philosophy
When voting proxies, the Subadviser's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by the Subadviser's clients. The Subadviser's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of the Subadviser's clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of the Subadviser management, the Proxy Committee, and an Outside Service.
Proxy Voting Overrides
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to the Subadviser's Proxy Specialist (the "Proxy Specialist"), who will maintain such documentation in the Subadviser's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's written rationale, he/she will obtain the approval of the Subadviser's Director of Research (the "Director of Research") for the written rationale before submitting it. The Director of Research will review the portfolio manager's written rationale and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.
Conflicts of Interest Disclosure
TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).
In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.
Conflicts of interest may also arise in the management of accounts and investment vehicles.  These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles. When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.
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The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.
TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.
International Proxy Voting
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically.
For proxies of non-U.S. companies, although, it is typically both difficult and costly to vote proxies.
TCW will make every reasonable effort to vote such proxies.
Guidelines
The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.
Governance
▪	For director and management nominees in uncontested elections
▪	For management nominees in contested elections
▪	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
▪	Generally For routine management proposals
▪	For amendments to the company's certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders' rights
Capital Structure
▪	Generally For reasonable changes in authorized common stock
▪	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
▪	For approving the issuance or exercise of stock warrants
▪	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
▪	For amending or canceling a class or series of preferred stock
▪	Against authorizing and for eliminating or amending dual or multiple classes of common stock
▪	For a stock repurchase program
▪	For a stock split
▪	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares
Mergers and Restructuring
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▪
Generally For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

▪	Against adopting or preserving cumulative voting
Board of Directors
▪	For limiting the liability of directors
▪	For setting the board size
▪	For allowing the directors to fill vacancies on the board without shareholder approval
▪	Against giving the board the authority to set the size of the board as needed without shareholder approval
▪	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause
Anti-Takeover Provisions
▪	Generally Against the concept of a classified board
▪	Generally Against the concept of a shareholder rights plan (poison pill)
▪	Against eliminating or limiting shareholders' right to call a special meeting
▪	For restoring shareholders' right to call a special meeting
▪	Against eliminating or limiting shareholders' right to act by written consent
▪	For restoring shareholders' right to act by written consent
▪	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions
▪	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
▪	Against fair price provisions
▪	For limiting the payment of greenmail
▪	Against adopting advance notice requirements
▪	Against opting into a state takeover statutory provision
Compensation
▪	Generally In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
▪	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
▪	For limiting per-employee option awards
▪	For extending the term of a stock incentive plan for employees
▪	Refer on assuming stock incentive plans
▪	With management on "say on pay" proposals
Shareholder Proposals
▪	For requiring shareholder ratification of auditors
▪	Against requiring the auditors to attend the annual meeting
▪	Against limiting consulting by auditors
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▪	Against requiring the rotation of auditors
▪	Against restoring preemptive rights
▪	For asking the company to study sales, spin-offs, or other strategic alternatives
▪	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
▪	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
▪	Against eliminating the company's discretion to vote unmarked proxy ballots.
▪	For providing equal access to the proxy materials for shareholders
▪	Generally Against making changes to board or chairman election, composition or eligibility requirements
▪	Against changing the annual meeting location or date
▪	For increasing disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan
▪	Against urging the creation of a shareholder committee
▪	For adopting cumulative voting
▪	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect
▪	For repealing a classified board
▪	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
▪	Generally Against supermajority provisions
▪	Against repealing fair price provisions
▪	For restoring shareholders' right to call a special meeting or act by written consent
▪	For limiting the board's discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
▪	For seeking to force the company to opt out of a state takeover statutory provision
▪	Against reincorporating the company in another state
▪	For limiting greenmail payments
▪	Generally Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation
▪	For banning or calling for a shareholder vote on future golden parachutes
▪	Against seeking to award performance-based stock options
▪	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement
▪	Against requesting that future executive compensation be determined without regard to any pension fund income
▪	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
▪	Against requiring option shares to be held
▪	Generally For the creation of a compensation and a nominating committee
▪	For increasing the independence of key committees
Social Issue Proposals
▪	Generally For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
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▪	Generally Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production
Additional Information
A description of TCW's policies and procedures relating to proxy voting and class actions can also be found in the firm's Part 2A of Form ADV. A copy of TCW's Form ADV is available to clients upon request to the Proxy Specialist.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES
September 2017
I. POLICY STATEMENT
Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the registered management investment companies sponsored, managed or advised by any MSIM affiliate (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. A MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard").  In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client's policy.
Retention and Oversight of Proxy Advisory Firms – Institutional Shareholder Service (ISS) and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations.
MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.
As part of MSIM's ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems
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include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
Securities Lending - MSIM Funds or any other investment vehicle sponsored, managed or advised by a MSIM affiliate may participate in a securities lending program through a third party provider. The voting rights for shares that are out on loan are transferred to the borrower and therefore, the lender (i.e., a MSIM Fund or another investment vehicle sponsored, managed or advised by a MSIM affiliate) is not entitled to vote the lent shares at the company meeting. In general, MSIM believes the revenue received from the lending program outweighs the ability to vote and we will not recall shares for the purpose of voting. However, in cases in which MSIM believes the right to vote outweighs the revenue received, we reserve the right to recall the shares on loan on a best efforts basis.
II. GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A. Routine Matters.
We generally support routine management proposals.  The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.
•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•
Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported.  We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B. Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

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a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.
We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.
At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

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j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than five public company boards (excluding investment companies), or public company CEOs that serve on more than two outside boards given level of time commitment required in their primary job.

k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

2.
Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.
Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.
5.
Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.
Proxy access:  We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company's proxy statement and on the company's proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.
Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.
Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal.  As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.
Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.
Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.
Director retirement age and term limits:  Proposals setting or recommending  director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

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12.
Proposals to limit directors' liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C. Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D. Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.
E. Changes in capital structure.
1.	We generally support the following:
•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•	Management proposals to effect stock splits.
•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However,

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•	depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.
•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F. Takeover Defenses and Shareholder Rights.
1.
Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.
Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements. Also, we oppose provisions that do not allow shareholders any right to amend the charter or bylaws.

3.
Shareholders right to call a special meeting:  We consider proposals to enhance a shareholder's rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
5.
Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.
Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.
G. Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H. Executive and Director Remuneration.
1.	We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost,

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•	particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.
•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6.
We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.
Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I. Social and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular social and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value.  We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that
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certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J. Funds of Funds.  Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. In markets where proportional voting is not available we will not vote at the meeting, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds.  If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III. ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy.  The Committee consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT").  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A. Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B. Material Conflicts of Interest
In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
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3.
Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

4.
One of Morgan Stanley's independent directors or one of MSIM Funds' directors also serves on the board of directors or is a nominee for election to the board of directors of a company  held by a MSIM Fund or affiliate.

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.	If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C. Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.
MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.
APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP's Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or

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2.
removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

3.
Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.

T. ROWE PRICE ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, "T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("Price Funds") and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track  record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as
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a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or counsel client's portfolio manager.
Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution and reporting for the handling of proxy voting responsibility. In order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.
Meeting Notification
T. Rowe Price utilizes ISS' voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through ProxyExchange, ISS' web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the guidelines, as set by the Proxy Committee, and instruct the Proxy Services Group to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in
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governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors' accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards' accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.
Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.
Executive Compensation Issues – T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company's peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company's executive compensation practices ("Say-on-Pay" proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company's "Say-on-Pay" vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages ("Say on Golden Parachute" proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives' incentives with shareholders' interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance using ISS' proxy research and company reports. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.
Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS' general global policies and has developed custom international proxy voting guidelines based on those recommendations and our own views as investors in these markets.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price's guidelines as set by the Proxy
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Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views often confer to discuss their positions because in most cases our votes reflect consensus across the Price Funds and other accounts.
Shareblocking – Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price's policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the "FRB Relief") which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting
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stock of a bank, bank holding company, savings and loan holding company or savings association (each a "Bank"), not to exceed a 15% aggregate beneficial ownership maximum in such Bank.  One such condition affects the manner in which T. Rowe Price will vote its clients' shares of a Bank in excess of 10% of the Bank's total voting stock ("Excess Shares").  The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as "mirror voting," or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted.  With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients' shares are Excess Shares on a pro rata basis across all of its clients' portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC's EDGAR database).

Updated:  February 2018
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PART C
OTHER INFORMATION

ITEM 28. EXHIBITS

Exhibit Number	Description of Exhibit

(a)(1)
Agreement and Declaration of Trust, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (a)(2) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(b)(1)
By-laws, of the Allianz Variable Insurance Products Trust, dated July 13, 1999 as amended May 1, 2006, filed on February 5, 2014 as Exhibit (b)(2) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(c)	Not Applicable

(d)(1)
Investment Management Agreement, dated April 27, 2001, between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, filed on October 24, 2001 as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 7, is incorporated by reference.

(d)(1)(i)*
Revised Schedule A, dated October 23, 2017, to the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed herewith.

(d)(1)(ii)*
Revised Attachment 1, dated October 23, 2017, to Revised Schedule A of the Investment Management Agreement between USAllianz Advisers, LLC and USAllianz Variable Insurance Products Trust, dated April 27, 2001, filed herewith.

(d)(2)
Subadvisory Agreement, dated November 28, 2007, between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on April 29, 2008, as Exhibit (d)(3) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(d)(2)(i)
Novation of Subadvisory Agreement, dated July 1, 2011,  between Allianz Life Advisers, LLC, and BlackRock Institutional Management Corporation, filed on December 13, 2011, as Exhibit (d)(2)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(3)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on June 30, 2009 as Exhibit (6)(d) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(3)(i)
Schedule A, revised effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(3)(ii)
First Amendment, effective January 2, 2012, to the Subadvisory Agreement dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Investment Management, LLC, filed on December 13, 2011, as Exhibit (d)(3)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(d)(4)
Subadvisory Agreement, dated April 29, 2009 between Allianz Investment Management LLC and BlackRock Financial Management, Inc., filed on June 30, 2009 as exhibit (6)(f) to Registrant's Registration Statement on form N-14, is incorporated by reference.

(d)(5)
Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed on April 20, 2015 as Exhibit (d)(7) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(d)(5)(i)*	Revised Schedule A, effective July 1, 2017, to the Subadvisory Agreement, dated April 24, 2015 between Allianz Investment Management LLC and Dimensional Fund Advisors LP, filed herewith.

(d)(6)
Subadvisory Agreement draft dated April 29, 2010 between Allianz Investment Management LLC and Gateway Investment Advisers, LLC, filed on April 27, 2010 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 28, is incorporated by reference.

(d)(7)
Subadvisory Agreement, dated November 14, 2014, between Allianz Investment Management LLC and Metropolitan West Asset Management, LLC, filed  on November 3, 2014 as Exhibit (d)(14) to Registrant's Post-Effective Amendment No. 46, is incorporated by reference.

(d)(8)
Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on April 28, 2011, as Exhibit (d)(17) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(d)(8)(i)
Revised Schedule A, dated October 30, 2015, to the Subadvisory Agreement, dated June 1, 2010, between Allianz Investment Management LLC and Morgan Stanley Investment Management Inc., filed on February 12, 2016 as Exhibit (d)(16)(i) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(d)(9)
Amended and Restated Subadvisory Agreement, dated October 14, 2016, between Allianz Life Investment Management LLC an FIAM LLC, (previously known as Pyramis Global Advisors, LLC), filed on April 27, 2017 as Exhibit (d)(9) to Registrant's Post-Effective Amendment No. 63, is incorporated by reference.

(d)(9)(i)
Sub-Subadvisory Agreement, dated October 14, 2016, by and between FIAM LLC and Geode Capital Management, LLC, filed on April 27, 2017 as Exhibit (d)(9)(i) to Registrant's Post-Effective Amendment No. 63, is incorporated by reference.

(d)(10)
Subadvisory Agreement dated November 15, 2013, between Allianz Investment Management LLC and T. Rowe Price Associates, Inc., filed on February 5, 2014 as Exhibit (d)(23) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(e)(1)
Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on April 29, 2008, as Exhibit (e)(1) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(e)(1)(i)
Revised Schedule I dated November 1, 2016, to the Distribution Agreement, dated August 28, 2007, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 15, 2017, as Exhibit (e)(1)(i) to Registrant's Post-Effective Amendment No. 61, is incorporated by reference.

(e)(1)(ii)
Fee Agreement Letter dated August 28, 2007 to the Distribution Agreement between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and Allianz Life Financial Services, LLC, filed on February 4, 2009 as Exhibit (e)(1)(ii) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(e)(2)
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of North America, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(2) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(e)(3)
Amended and Restated Participation Agreement dated November 1, 2015, between Allianz Variable Insurance Products Trust, Allianz Life Insurance Company of New York, and Allianz Life Financial Services, LLC, filed on February 12, 2016 as Exhibit (e)(3) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(f)	N/A

(g)(1)
Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 4, 2009 as Exhibit (g)(1) to Registrant's Post-Effective Amendment No. 25, is incorporated by reference.

(g)(1)(i)
Amendments dated May 2, 2011, July 16, 2010, April 22, 2010, and October 26, 2009 to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(i) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(g)(1)(ii)
Amendment dated October 31, 2013, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 5, 2014 as Exhibit (g)(1)(ii) to Registrant's Post-Effective Amendment No. 41, is incorporated by reference.

(g)(1)(iii)
Amendments dated January 10, 2014, and April 28, 2014, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 18, 2014 Exhibit (g)(1)(iii) to Registrant's Post-Effective Amendment No. 44, is incorporated by reference.

(g)(1)(iv)
Amendments dated October 27, 2014 and April 27, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on April 20, 2015 as Exhibit (g)(1)(iv) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(g)(1)(v)
Fourteenth Amendment dated October 30, 2015, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 12, 2016 as Exhibit (g)(1)(v) to Registrant's Post-Effective Amendment No. 53, is incorporated by reference.

(g)(1)(vi)
Fifteenth Amendment dated April 25, 2016, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on July 29, 2016, as Exhibit (g)(1)(vi) to Registrant's Post-Effective Amendment No. 58, is incorporated by reference.

(g)(1)(vii)
Sixteenth Amendment dated October 28, 2016, to the Mutual Fund Custody and Services Agreement, dated November 26, 2008, between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on February 15, 2017, as Exhibit (g)(1)(vii) to Registrant's Post-Effective Amendment No. 61, is incorporated by reference.

(g)(1)(viii)
Custody and Securities Lending Fee Schedule dated October 1, 2011, between Allianz Life Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust and The Bank of New York Mellon, filed on December 13, 2011, as Exhibit (g)(1)(ii) to Registrant's Post-Effective Amendment No. 32, is incorporated by reference.

(g)(2)
Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 28, 2011, as Exhibit (g)(2) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(g)(2)(i)
Amendment dated January 24, 2012 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 25, 2012, as Exhibit (g)(2)(i) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(g)(2)(ii)
Amendment dated April 24, 2015 to the Securities Lending Authorization Agreement dated March 14, 2011, between Allianz Variable Insurance Products Trust and The Bank of New York Mellon, filed on April 20, 2015 as Exhibit (g)(2)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(1)*	Services Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(1)(i)*	Amendment dated February 21, 2018, to the Services Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(1)(ii)
Transfer Agency Agreement dated April 1, 2015, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed on April 20, 2015 as Exhibit (h)(1)(ii) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(h)(2)*	PFO Agreement dated January 1, 2018, between Allianz Variable Insurance Products Trust and Citi Fund Services Ohio, Inc., filed herewith.

(h)(3)
Amended and Restated Administrative Services Agreement, dated November 1, 2014, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on February 4, 2015, as Exhibit (h)(3) to Registrant's Post-Effective Amendment No. 48, is incorporated by reference.

(h)(4)*
Amended and Restated Compliance Services Agreement, dated June 5, 2017, by and among Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed herewith.

(h)(5)
Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC, and Allianz Variable Insurance Products Trust, filed on April 29, 2008, as Exhibit (h)(5) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(h)(5)(i)*
Revised Exhibit A, dated October 23, 2017, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed herewith.

(h)(5)(ii)
Amendment No. 1 dated January 23, 2012, to the Amended Expense Limitation Agreement, dated May 1, 2007, between Allianz Life Advisers LLC and Allianz Variable Insurance Products Trust, filed on April 25, 2012, as Exhibit (h)(5)(ii) to Registrant's Post-Effective Amendment No. 34, is incorporated by reference.

(h)(6)
Net Investment Income Maintenance Agreement, dated March 17, 2009, between Allianz Investment Management LLC, Allianz Life Financial Services, LLC, and Allianz Variable Insurance Products Trust, filed on November 19, 2010 as exhibit 13(g) to Registrant's Form N-14, Post-Effective Amendment No. 1, is incorporated by reference.

(h)(7)
Joint Insured Agreement dated November 3, 2010 between Allianz Variable Insurance Products Trust, Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Investment Management LLC, filed on April 28, 2011, as Exhibit (h)(7) to Registrant's Post-Effective Amendment No. 29, is incorporated by reference.

(i)*	Opinion and consent of counsel, filed herewith.

(j)*	Consent of KPMG LLP (Independent Registered Public Accounting Firm), filed herewith.

(k)	N/A

(l)	N/A

(m)(1)
Rule 12b-1 Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on October 26, 1999 as Exhibit (m) to Registrant's Pre-Effective Amendment No. 2, is incorporated by reference.

(m)(1)(i)
Revised Exhibit A dated April 27, 2015, to the Distribution Plan for the Allianz Variable Insurance Products Trust effective October 27, 1999, filed on April 20, 2015 as Exhibit (m)(1)(i) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(n)
Rule 18f-3 Multiple Class Plan, dated February 23, 2007, as revised June 15, 2016, for the Allianz Variable Insurance Products Trust, filed on July 18, 2016 as Exhibit 10(b) to Registrant's Initial Registration Statement on Form N-14 (File Nos. 333-212555 and 811-9491) is incorporated by reference.

(n)(i)
Revised Schedule A, dated January 1, 2017, to the Rule 18f-3 Multiple Class Plan, dated February 23, 2007, as revised June 15, 2016, for the Allianz Variable Insurance Products Trust, filed on February 15, 2017, as Exhibit (n)(i) to Registrant's Post-Effective Amendment No. 61, is incorporated by reference.

(p)(1)
Code of Ethics of Allianz Investment Management LLC, tenth amendment and restatement, effective November 1, 2014, filed on April 20, 2015 as Exhibit (p)(1) to Registrant's Post-Effective Amendment No. 49, is incorporated by reference.

(p)(2)	Code of Ethics of Allianz Life Financial Services, LLC, dated August 21, 2007, filed on April 29, 2008, as Exhibit (p)(2) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(3)
Code of Ethics of Allianz Variable Insurance Products Trust, revised August 29, 2006, filed on April 29, 2008, as Exhibit  (p)(5) to Registrant's Post-Effective Amendment No. 24, is  incorporated by reference.

(p)(4)
Code of Ethics of BlackRock Investment Adviser Companies (all BlackRock entities) revised as of April 26, 2007, filed on April 29, 2008, as Exhibit (p)(6) to Registrant's Post-Effective Amendment No. 24, is incorporated by reference.

(p)(5)
Code of Ethics of Citigroup Asset Management - North America, as amended September 13, 2005, filed on December 27, 2006 as Exhibit (p)(3)(iii) to Registrant's Post-Effective Amendment No. 20, is incorporated by reference.

(p)(6)*	Code of Ethics of Dimensional Fund Advisors LP, effective October 1, 2017, filed herewith.

(p)(7)*	Code of Ethics of FIAM LLC (Fidelity Companies, dba Pyramis) as of 2018, filed herewith.

(p)(8)*	Code of Ethics of Gateway Investment Advisers, LLC, as of January 1, 2018, filed herewith.

(p)(9)
Code of Ethics of Metropolitan West Asset Management, LLC (TCW), as of March 13, 2017, filed on April 27, 2017 as Exhibit (p)(9) to Registrant's Post-Effective Amendment No. 63, is incorporated by reference.

(p)(10)*	Code of Ethics of Morgan Stanley Investment Management, effective December 7, 2017, filed herewith.

(p)(11)	Code of Ethics of T.Rowe Price Associates, Inc., effective March 12, 2017, filed on April 27, 2017 as Exhibit (p)(7) to Registrant's Post-Effective Amendment No. 63, is incorporated by reference.

(q)*	Powers of Attorney, filed herewith.

(r)*	Company Organizational Chart, as of January 22, 2018, filed herewith.
     * Filed herewith

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
The Company organizational chart is incorporated in this filing as Exhibit (r).
ITEM 30. INDEMNIFICATION
         The Trust's Agreement and Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties or, in a criminal proceeding, such Trustee or officers had reasonable cause to believe their conduct was unlawful. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.
         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Registration No.
1.
Allianz Investment Management LLC (previously Allianz Life Advisers, LLC) - this  information  is included in Form ADV filed with the SEC by Allianz Life Advisers and is incorporated by reference herein.
801-60167

2.	BlackRock Advisors, LLC, - this information is in form ADV filed with the Form ADV filed with the SEC by BlackRock Advisors, LLC and is incorporated by reference herein.	801-47710

3.	BlackRock Financial Management, Inc. - this information is in form ADV filed with the SEC by BlackRock Financial Management, Inc. and is incorporated by reference herein.	801-48433

4.	BlackRock Investment Management, LLC. - this information is in form ADV filed with the SEC by BlackRock Investment Management, LLC. and is incorporated by reference herein.	801-56972

5.	Dimensional Fund Advisors LP - this information is in form ADV filed with the SEC by Dimensional Fund Advisors LP and is incorporated by reference herein.	801-16283

6.	FIAM LLC (Pyramis Global Advisers ) - this information is included in Form ADV filed with the SEC by Fidelity Institutional Asset Management and is incorporated herein by reference.	801-63658

7.	Gateway Investment Advisers, LLC - this information is included in Form ADV filed with the SEC by Gateway Investment Advisers, LLC and is incorporated herein by reference.	801-68972

8.	Metropolitan West Asset Management, LLC - this information is included in Form ADV filed with the SEC by Massachusetts Financial Services Company and is incorporated herein by reference.	801-53332

9.	Morgan Stanley Investment Management Inc. - this information is included in Form ADV filed with the SEC by Morgan Stanley Investment Management Inc. and is incorporated herein by reference.	801-15757

10.	T. Rowe Price Associates, Inc. - this information is included in Form ADV filed with the SEC by T. Rowe Price Associates, Inc., and is incorporated by reference herein.	801-856

ITEM 32. PRINCIPAL UNDERWRITER

(a)   Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor.
ALFS is affiliated with the Manager. ALFS acts a principal underwriter for the following investment companies:
Allianz Variable Insurance Products Fund of Funds Trust
Allianz Variable Insurance Products Trust
(b)	Officers and Directors.
Name and Principal Business Address*	Position with Underwriter
Thomas Burns	Governor, Chief Executive Officer, and Chief Manager
Michael J. Brandriet	Governor and President
Catherina A. Mahone	Governor
William E. Gaumond	Governor
Jennifer D. Presnell	Chief Financial Officer and Treasurer
Corey Walther	Vice President, Chief Compliance Officer
Jennifer Sosniecki	Money Laundering Prevention Officer
Kristine M. Lord-Krahn	Chief Legal Officer and Secretary
Tracy M. Haddy	Assistant Secretary

       *5701 Golden Hills Drive, Minneapolis, Minnesota 55416
 (c)  Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:

Allianz Investment Management LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416
Allianz Life Financial Services, LLC, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416
Business Data Record Services, 201 9th Ave SW, New Brighton, MN 55112
Citi Fund Services Ohio, Inc., 4400 Easton Commons, Ste 200, Columbus, Ohio 43219
Sungard Investor Services LLC, 4400 Easton Commons, Ste 200, Columbus, Ohio 43219
The Bank of New York Mellon, One Wall Street, New York, New York 10286
BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, DE 19809
BlackRock Financial Management, Inc., 55 East 52nd Street, New York, NY 10055
BlackRock Investment Management, LLC, 1 University Square Drive, Princeton, NJ 08540
Dimensional Fund Advisors LP, 6300 Bee Cave Road, Bldg One, Austin, TX 78746
FIAM LLC (dba Pyramis Global Advisors), 900 Salem Street, Smithfield, RI 02917
Gateway Investment Advisers, LLC, 312 Walnut St, Ste 3500, Cincinnati, OH 45202-9834
Metropolitan West Asset Management, LLC, 865 S. Figueroa Street, Suite 1800, Los Angeles, CA 90017
Morgan Stanley Investment Management Inc., 522 Fifth Avenue,  New York, NY 10036
T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, MD 21202,
                                                   4515 Painters Mill Road, Owings Mills, MD 21117

ITEM 34. MANAGEMENT SERVICES
         N/A

ITEM 35. UNDERTAKINGS
         N/A

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Golden Valley, in the State of Minnesota on the 23rd day of April, 2018.

                                          ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By: /s/ Brian Muench
      _______________________________________________
      Brian Muench, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement of Allianz Variable Insurance Products Trust has been signed below by the following persons in the capacities indicated on April 23, 2018.

Signature	Title

/s/ Peter R. Burnim*	Trustee
Peter R. Burnim

/s/ Peggy L. Ettestad*	Trustee
Peggy L. Ettestad

/s/ Dickson W. Lewis*	Trustee
Dickson W. Lewis

/s/ Claire R. Leonardi*	Trustee
Claire R. Leonardi

/s/ Arthur C. Reeds III*	Trustee
Arthur C. Reeds III
/s/ Tamara Lynn Fagely*	Trustee
Tamara Lynn Fagely
/s/ Richard H. Forde*	Trustee
Richard H. Forde

/s/ Bashir C. Asad	Treasurer (principal financial and accounting officer)
Bashir C. Asad

By:  /s/ Brian Muench
      __________________________________
      Brian Muench, President

*Pursuant to powers of attorney filed as Exhibit (q) to this Registration Statement

EXHIBITS
TO
POST-EFFECTIVE AMENDMENT NO. 66
TO
FORM N-1A
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

INDEX TO EXHIBITS

Exhibit	Description of Exhibit
(d)(1)(i)	Revised Schedule A, dated October 23, 2017, to the Investment Management Agreement
(d)(1)(ii)	Revised Attachment 1, dated October 23, 2017, to Revised Schedule A of the Investment Management Agreement
(d)(5)(i)	Revised Schedule A, Subadvisory Agreement - Dimensional Fund Advisors, 7-1-17
(h)(1)	Citi Services Agreement dated January 1, 2018
(h)(1)(i)	Citi Services Agreement Amendment dated February 21, 2018
(h)(2)	Citi PFO Agreement dated January 1, 2018
(h)(4)	Amended and Restated Compliance Services Agreement, dated June 5, 2017
(h)(5)(i)	Revised Exh A, dated October 23, 2017, to the Amended Expense Limitation Agmt
(i)	Opinion and Consent of Counsel
(j)	Consent of KPMG LLP (Independent Registered Public Accounting Firm)
(p)(6)	Code of Ethics of Dimensional Fund Advisors LP
(p)(7)	Code of Ethics - Fidelity
(p)(8)	Code of Ethics - Gateway
(p)(10)	Code of Ethics – Morgan Stanley
(q)	Powers of Attorney
(r)	Company Organizational Chart